                                                                    EXHIBIT 4.18

Note: Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "***." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[LOGO]                                                      [CHINESE CHARACTERS]
[KCR]                                         Kowloon-Canton Railway Corporation
[CHINESE CHARACTERS]

                                                            [CHINESE CHARACTERS]
                                                               Property Division

                                                                  Tel : 26881787
                                                                  Fax : 26880215

Our Ref.: PPT/PDD/MOS/TWS/PCC/07/C1/7592

                                                                 29 October 2002

Chun Wo Construction & Engineering Co. Ltd            By Fax and To Be Collected
C2, 5/F., Hong Kong Spinners Industrial Building                Fax No.-27431004
601-603 Tai Nam West Street
Cheung Sha Wan
Kowloon

Attn: Clement Kwok

Dear Sirs,

                             KCRC Property Division
      Public Transport Interchange and Property Development Enabling Works
                              Construction Contract
                      Contract No. PCC-TWS, Tai Wai Station

                              LETTER OF ACCEPTANCE

        We are pleased to inform you that the Tender submitted by you on 9 August 2002, as modified by the Letter of Clarification dated 16 October 2002 (a copy of which is attached with Attachments), with a Tender Total of HK$289,005,938.77 (Hong Kong Dollars Two Hundred and Eighty Nine Million Five Thousand Nine Hundred and Thirty Eight and Cents Seventy Seven), is hereby accepted by the Corporation on terms and conditions specified therein and in the Articles of Agreement.

2. The provisions of this Letter of Acceptance and the Letter of Clarification shall prevail over any provision contained in any other document forming part of the Contract which is inconsistent with, or creates any ambiguity with, this Letter of Acceptance and the attached Letter of Clarification.

3.      The Date for Possession shall be 4 November 2002.

4. For the purposes of the Contract, the Architect shall be Ronald Lu & Partners (HK) Limited and the Quantity Surveyor shall be Davis Langdon & Seah Hong Kong Limited.

5. The Main Contractor's Bond shall be provided by Wing Lung Insurance Company Limited and shall be in the form contained in Annex E to the Special Conditions of Contract. The Main Contractor's Bond shall be procured and/or provided by you and sent to us no later than 12 November 2002 in accordance with Clause SC40(1)(a) of the Special Conditions of Contract.

[CHINESE CHARACTERS]
KCRC House, No. 9 Lok King Street, Fo Tan, Sha Tin, N.T., Hong Kong      [STAMP]

6. A Parent Company Guarantee and a Parent Company Undertaking to be issued and/or granted by Chun Wo Holdings Limited, in the forms contained in Annexes F and G respectively to the Special Conditions of Contract, shall be procured and/or provided by you and sent to us no later than 12 November 2002 in accordance with Clause SC40(1)(b) of the Special Conditions of Contract.

7. Until the Articles of Agreement is executed, this Letter of Acceptance together with your Tender submitted on 9 August 2002 and the Letter of Clarification dated 16 October 2002 shall be legally binding on the parties hereto.

8. We should be grateful if you would acknowledge receipt of and confirm your acceptance of all matters referred to in this Letter of Acceptance by signing the attached duplicate copy of this letter and returning it to this office on or before 30 October 2002.

Yours faithfully,


/s/ William Wan
-----------------------------------------
(William Wan)
General Manager, Property Development
For and on behalf of
Kowloon-Canton Railway Corporation

Enclosures: Letter of Clarification
Response Required: Yes
Due Date: 30 October 2002

WW/RY/MY/CLT/cho

Receipt acknowledged and terms agreed and accepted by


 /s/ Clement Kwok
-----------------------------------------
(Clement Kwok)
Managing Director
For and on behalf of
Chun Wo Construction & Engineering Company Limited

Date: [DATE STAMP]

[LOGO]                                                      [CHINESE CHARACTERS]
[KCR]                                         Kowloon-Canton Railway Corporation
[CHINESE CHARACTERS]

                                                            [CHINESE CHARACTERS]
                                                               Property Division

Our Ref.: PPT/PDD/MOS/TWS/PCC/07/C0/7489

                                                                 16 October 2002

Chun Wo Construction & Engineering Co. Ltd            By Fax and To Be Collected
C2, 5/F., Hong Kong Spinners Industrial Building              Fax No. - 27431004
601-603 Tai Nam West Street
Cheung Sha Wan
Kowloon

Attn: Clement Kwok

Dear Sirs,

                             KCRC Property Division
      Public Transport Interchange and Property Development Enabling Works
                              Construction Contract
                      Contract No. PCC-TWS, Tai Wai Station
                             Letter of Clarification

        In the event that the Kowloon-Canton Railway Corporation ("the Corporation") elects to accept the Tender submitted by you on 9 August 2002 based on the engineer's design of the works, the resulting contract (the "Contract") shall consist of and be constituted by :-

   (a)  the Articles of Agreement upon execution by the parties;
   (b) the Letter of Acceptance as issued by the Corporation (which will include this Letter of Clarification as an attachment subject always to the provision as stipulated in paragraph 17 below);
   (c)  the Form of Tender;
   (d) the General Conditions of Contract with Appendix thereto and Special Conditions of Contract with Annexes thereto;
   (e) the Specification (consisting of the Specification Preliminaries, General Specification and Particular Specification, and the Appendices attached to each part of the Specification);
   (f)  the Schedule of Rates; and
   (g)  the Contract Drawings,

all in the form contained in the Tender Documents issued to you on 25 June 2002, as modified by Addenda Nos. 1 to 3 thereto and as further modified by the terms of this Letter of Clarification.

2. The Tender Total is HK$289,005,938.77 (Hong Kong Dollars Two Hundred and Eighty Nine Million Five Thousand Nine Hundred and Thirty Eight and Cents Seventy Seven).

3. You confirm that the data as shown in the "Rate" column and the "$" column, if any, of Attachment 1 shall be inserted into the corresponding items in the Schedule of Rates in the Contract.

[CHINESE CHARACTERS]
KCRC House, No. 9 Lok King Street, Fo Tan, Sha Tin, N.T., Hong Kong      [STAMP]

4. You confirm that the pages no. SCC/40 and SCC/41 of the Special Conditions of Contract shall be replaced in the Contract by the pages in Attachment 2.

5. You confirm that Annex B of the Special Conditions of Contract shall be replaced in the Contract by that in Attachment 3.

6. You confirm that pages no. SA/1, SA/4, SA/8+1, SA/28 and SA/34 of the Specification - Preliminaries shall be replaced in the Contract by the pages in Attachment 4.

7. You confirm that Appendix I to the Architectural Section of the Particular Specification will be completely removed from the Contract, with the flysheet to Appendix I marked "Not Used".

8. You confirm that the five drawings in Attachment 5 shall be appended to Appendix G of the Architectural Section of the Particular Specification.

9. You confirm that the drawings A/HD/01 to 03 of the Contract Drawings shall be replaced by the drawings in Attachment 6.

10. You confirm that you will commit the following key personnel on a full time priority basis for the management and construction of works under the Contract -

        Name                         Proposed Position
        ----                         -----------------
        Chan Kwan Sang, Tony         Project Leader
        Yip Cha Man, John            Project Manager/Contractor's Representative
        Shaw Christopher John        Engineering Manager
        Wan Siu Wai                  Quality Control Manager
        Chow Chun Lung, John         Civil Engineering Coordinator
        Ching Yat Cheung             Geotechnical Engineer
        Fung Kwok Yan, Mike          Construction Safety Manager
        Leung Siu Woo, Daniel        Contract/Commercial Manager
        Chu Wai Kwong, Eric          Planning Manager
        Lau Chi Fai, Raymond         Building Services Coordinator
        Kan Tat Ming                 Site Agent
        Ho Siu Hung, Michael         Project Quantity Surveyor
        Chan Chun Tak                Foreman (Piling)
        Lam Kwong Cheung             Foreman
        Lau Chi Keung, Tommy         Foreman
        Lee Kwok Wah                 Land Surveyor
        Chan Chun Fai, Jacky         Safety Officer
        Leung Ka Ming, Stephen       Quality Control Engineer

11. You confirm that you will appoint one of the following consultants to be the Independent Checking Engineer for the Contract -

        i.      Hyder Consulting Limited;
        ii.     Atkins China Limited;
        iii.    ESA Consulting Engineers Limited; or
        iv.     Victor Li & Associate Ltd.

                                                                         [STAMP]

12. You confirm that you will appoint Chun Wo E&M Engineering Ltd. as your sub-contractor for the E&M works of the Contract.

13. You confirm that the following Forms in Part C : Technical Evaluation Documents you submitted are not binding on the Corporation and do not constitute any amendments to the Contract requirements and specifications as stipulated in the Tender Documents issued to you on 25 June 2002 as amended by Addenda Nos. 1 to 3 thereto -

        i.      Form T.5 - Proposed Use of Areas of the Site
        ii.     Form T.6 - Preliminary Method Statement
        iii.    Form T.8 - Preliminary Works Programme

14. A number of matters included or referred to in this Letter of Clarification and its Attachments amend various terms and provisions of certain documents listed in paragraph 1 above. If there is any ambiguity or discrepancy between this Letter of Clarification (and its Attachments) and the documents listed in paragraph 1 above, the contents of this Letter of Clarification (and its Attachments) shall prevail over any other document forming part of the Contract if the Corporation elects to accept your Tender. Save as set out in this Letter of Clarification and its Attachments, the documents listed in paragraph 1 above shall remain (where applicable) in full force and effect in accordance with their existing terms.

15. You confirm that save to the extent that the same are referred to in this Letter of Clarification or have otherwise been expressly incorporated into the documents forming the Contract, all comments, conditions and qualifications, whether made in writing or orally, included with or referred to in your Tender or in any subsequent correspondence or meetings between any representatives of the Corporation and your representatives, are hereby withdrawn and are of no legal effect whatsoever. Nothing in your Tender which can in any way be construed to be at variance with the terms and provisions of the documents listed in paragraph 1 above (as modified by this Letter of Clarification) shall form part of the Contract.

16. You acknowledge that in sending to you this Letter of Clarification, the Corporation is not bound to accept your Tender and that the Corporation, without any liability to you, may award the Contract to any other tenderer who has submitted a tender to the Corporation in respect of Contract No. PCC-TWS, Tai Wai Station.

17. Prior to the execution of the Articles of Agreement, and in accordance with Clause 3 of the General Conditions of Contract and Clause SC5 of the Special Conditions of Contract, the Corporation will prepare a set of conformed Contract incorporating in the body of such Contract the amendments and modifications identified in this Letter of Clarification and the Attachments attached hereto. Where an Attachment can be completely incorporated into the relevant sections of the Contract in a manner as described in this Letter of Clarification, such Attachment will be omitted from the Letter of Clarification with the note "Attachment [ ] has been incorporated in the Contract" marked on the flysheet.

                                                                         [STAMP]

18. I should be grateful if you would re-confirm your above offered terms and in addition, confirm your acceptance of all matters referred to in this Letter of Clarification and Attachments hereto by signing the duplicate copy and returning it to this office.

Yours faithfully,


 /s/ William Wan
-----------------------------------------
(William Wan)
General Manager, Property Development
For and on behalf of
Kowloon-Canton Railway Corporation

Enclosures: Attachments 1 to 6
Response Required: Yes
Due Date: 18 October 2002

WW/RY/MY/CLT/cho

We re-confirm our above offered terms and in addition, confirm our undertaking and acceptance of all matters referred to in this Letter of Clarification and its Attachments.


 /s/ Clement Kwok
-----------------------------------------
(Clement Kwok)
Managing Director
For and on behalf of
Chun Wo Construction & Engineering
Company Limited

Date: [DATE STAMP]

                                                                         [STAMP]

                                  Attachment 1
                                       to
                             Letter of Clarification
                                       for
                      Contract No.PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)


                 (Note: Attachment 1 forms part of the Contract)

                                  Attachment 2
                                       to
                             Letter of Clarification
                                       for
                      Contract No.PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)


                 (Note: Attachment 2 forms part of the Contract)

                                  Attachment 3
                                       to
                             Letter of Clarification
                                       for
                      Contract No.PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)


                 (Note: Attachment 3 forms part of the Contract)

                                  Attachment 4
                                       to
                             Letter of Clarification
                                       for
                      Contract No.PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)


                 (Note: Attachment 4 forms part of the Contract)

                                  Attachment 5
                                       to
                             Letter of Clarification
                                       for
                      Contract No.PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)


                 (Note: Attachment 5 forms part of the Contract)

                                  Attachment 6
                                       to
                             Letter of Clarification
                                       for
                      Contract No.PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)


                 (Note: Attachment 6 forms part of the Contract)

                                 FORM OF TENDER

                                                   CHUN WO CONST. & ENG. CO. LTD
                                                   Tenderer ____________

                       KOWLOON-CANTON RAILWAY CORPORATION

                                PROPERTY DIVISION

                                 FORM OF TENDER

                                                                Date 09 Aug 2002

To: General Manager, Property Development
    Kowloon-Canton Railway Corporation
    Ground Floor, KCRC House,
    No.9 Lok King Street,
    Fo Tan, New Territories,
    Hong Kong.

                                                                         [STAMP]

Dear Sirs,

              Contract No.PCC-TWS, Tai Wai Station, Ma On Shan Rail Public Transport Interchange and Property Development
                      Enabling Works Construction Contract

1. Having inspected the Site and examined the Conditions of Contract, Specification and Contract Drawings, any addenda and all other information issued by the Corporation in respect of the execution of the Works under the above-mentioned contract, we hereby offer to execute, complete and maintain the Works all in accordance with the said Conditions of Contract, Specification and Contract Drawings, and the said addenda for the sum of Hong Kong Dollars Two Hundred Eighty Nine Million and Five Thousand Nine Hundred Thirty Eight and Cents Seventy Seven Only (HK$ 289,005,938.77) or such sum as may be ascertained in accordance with the said Conditions.

2. We confirm that, at the date thereof, we are not aware of any requirement contained in the documents referred to in Paragraph 1 above with which it is physically impossible to comply, save to the extent disclosed in the Tender.

3. We undertake, if our Tender is accepted, to commence the Works within seven (7) days of receipt of the Architect's Instruction, and to complete and deliver the Works and any Sections thereof comprised in the Contract by the relevant Date for Completion stated in the Appendix to the Conditions of Contract.

4.      We undertake

        (a) to keep this Tender open for acceptance without unilaterally varying or amending its terms for a period of twenty-six (26) weeks from the Tender Closing Date set out in the Letter of Invitation to Tender, or such later date as may be agreed in writing by the Corporation;

        (b) if this Tender is accepted, to provide security for the due performance of the Contract as stipulated in the Conditions of Contract; and
                                                                         [STAMP]

                                  FOT/1 of 2                Contract No. PCC-TWS

                                                   CHUN WO CONST. & ENG. CO. LTD
                                                   Tenderer ______________

        (c) to hold in confidence all documents and information whether technical or commercial supplied to us at any time by or on behalf of the Corporation in connection with this Tender or the Works and, without your written authority or as otherwise required by law, not to publish or otherwise disclose the same.

5. Unless and until a formal agreement is prepared and executed, this Tender together with your written acceptance thereof shall constitute a binding contract between us.

6. We understand that you are not bound to accept the lowest or any tender you may receive.

7. This Tender shall be governed by and construed in all respects according to the laws for the time being in force in the Special Administrative Region of Hong Kong.

Yours faithfully,

                                                       For and on behalf of
                                                       CHUN WO CONST. & ENG. CO., LTD.


Signature   /s/ Clement Y.C. Kwok                      Signature   /s/ John H.K. Le
          ----------------------------------                     ----------------------------------
Name        Clement Y.C. Kwok                          Name        John H.K. Le
            Managing Director                          Occupation  Estimating Manager
For and on behalf of CHUN WO CONST. & ENG. CO., LTD.
Address  C2, 5/F., H.K. SPINNERS IND. BLDG.            Address  C2, 5/F., H.K. SPINNERS IND. BLDG.
         601-603 TAI NAN WEST STREET,                           601-603 TAI NAN WEST STREET,
         CHEUNG SHA WAN  KOWLOON                                CHEUNG SHA WAN  KOWLOON

                                                       Date     [DATE STAMP]


                                                       Witnessed by

Signature                                              Signature
          ----------------------------------                     ----------------------------------
Name _______________________________________           Name _______________________________________
For and on behalf of _______________________           Occupation _________________________________
Address ____________________________________           Address ____________________________________
____________________________________________           ____________________________________________
____________________________________________           ____________________________________________
                                                       Date _______________________________________

*Notes:

If the Tenderer comprises a partnership, consortium, joint venture or other teaming arrangement:-

(a) the provisions marked with an asterisk are to be retained subject to deletion of the brackets and inapplicable descriptions (i.e. partnership, consortium, joint venture), and insertion of the Tenderer's proposed teaming arrangement in the blank space or deletion of blank space as appropriate;

(b) the liability of each member under the Tender, and under any contract formed upon its acceptance, will be joint and several; and

(c)     a representative of each member must sign the Form of Tender.

                                                                         [STAMP]

                                  FOT/2 of 2                Contract No. PCC-TWS

                                    LETTER OF
                                  CLARIFICATION

[LOGO]                                                      [CHINESE CHARACTERS]
[KCR]                                         Kowloon-Canton Railway Corporation
[CHINESE CHARACTERS]

                                                            [CHINESE CHARACTERS]
                                                               Property Division

Our Ref.: PPT/PDD/MOS/TWS/PCC/07/C0/7489

                                                               16 October 2002

Chun Wo Construction & Engineering Co. Ltd            By Fax and To Be Collected
C2,5/F.,Hong Kong Spinners Industrial Building                  Fax No.-27431004
601-603 Tai Nam West Street
Cheung Sha Wan
Kowloon

Attn: Clement Kwok

Dear Sirs,

                             KCRC Property Division
      Public Transport Interchange and Property Development Enabling Works
                              Construction Contract
                      Contract No.PCC-TWS, Tai Wai Station
                             Letter of Clarification

        In the event that the Kowloon-Canton Railway Corporation ("the Corporation") elects to accept the Tender submitted by you on 9 August 2002 based on the engineer's design of the works, the resulting contract (the "Contract") shall consist of and be constituted by:-

   (a)  the Articles of Agreement upon execution by the parties;

   (b) the Letter of Acceptance as issued by the Corporation (which will include this Letter of Clarification as an attachment subject always to the provision as stipulated in paragraph 17 below);

   (c)  the Form of Tender;

   (d) the General Conditions of Contract with Appendix thereto and Special Conditions of Contract with Annexes thereto;

   (e) the Specification (consisting of the Specification Preliminaries, General Specification and Particular Specification, and the Appendices attached to each part of the Specification);

   (f)  the Schedule of Rates; and

   (g)  the Contract Drawings,

all in the form contained in the Tender Documents issued to you on 25 June 2002, as modified by Addenda Nos. 1 to 3 thereto and as further modified by the terms of this Letter of Clarification.

2. The Tender Total is HK$289,005,938.77 (Hong Kong Dollars Two Hundred and Eighty Nine Million Five Thousand Nine Hundred and Thirty Eight and Cents Seventy Seven).

3. You confirm that the data as shown in the "Rate" column and the "$" column, if any, of Attachment 1 shall be inserted into the corresponding items in the Schedule of Rates in the Contract.

[CHINESE CHARACTERS]                                                     [STAMP]

4. You confirm that the pages no. SCC/40 and SCC/41 of the Special Conditions of Contract shall be replaced in the Contract by the pages in Attachment 2.

5. You confirm that Annex B of the Special Conditions of Contract shall be replaced in the Contract by that in Attachment 3.

6. You confirm that pages no. SA/1, SA/4, SA/8+1, SA/28 and SA/34 of the Specification - Preliminaries shall be replaced in the Contract by the pages in Attachment 4.

7. You confirm that Appendix I to the Architectural Section of the Particular Specification will be completely removed from the Contract, with the flysheet to Appendix I marked "Not Used".

8. You confirm that the five drawings in Attachment 5 shall be appended to Appendix G of the Architectural Section of the Particular Specification.

9. You confirm that the drawings A/HD/01 to 03 of the Contract Drawings shall be replaced by the drawings in Attachment 6.

10. You confirm that you will commit the following key personnel on a full time priority basis for the management and construction of works under the Contract -

        Name                         Proposed Position
        ----                         -----------------
        Chan Kwan Sang, Tony         Project Leader
        Yip Cha Man, John            Project Manager/Contractor's Representative
        Shaw Christopher John        Engineering Manager
        Wan Siu Wai                  Quality Control Manager
        Chow Chun Lung, John         Civil Engineering Coordinator
        Ching Yat Cheung             Geotechnical Engineer
        Fung Kwok Yan, Mike          Construction Safety Manager
        Leung Siu Woo, Daniel        Contract/Commercial Manager
        Chu Wai Kwong, Eric          Planning Manager
        Lau Chi Fai, Raymond         Building Services Coordinator
        Kan Tat Ming                 Site Agent
        Ho Siu Hung, Michael         Project Quantity Surveyor
        Chan Chun Tak                Foreman (Piling)
        Lam Kwong Cheung             Foreman
        Lau Chi Keung, Tommy         Foreman
        Lee Kwok Wah                 Land Surveyor
        Chan Chun Fai, Jacky         Safety Officer
        Leung Ka Ming, Stephen       Quality Control Engineer

11. You confirm that you will appoint one of the following consultants to be the Independent Checking Engineer for the Contract -

        i.      Hyder Consulting Limited;
        ii.     Atkins China Limited;
        iii.    ESA Consulting Engineers Limited; or
        iv.     Victor Li & Associate Ltd.

                                                                      Page 2of 4

12. You confirm that you will appoint Chun Wo E&M Engineering Ltd. as your sub-contractor for the E&M works of the Contract.

13. You confirm that the following Forms in Part C : Technical Evaluation Documents you submitted are not binding on the Corporation and do not constitute any amendments to the Contract requirements and specifications as stipulated in the Tender Documents issued to you on 25 June 2002 as amended by Addenda Nos. 1 to 3 thereto -

        i.      Form T.5-Proposed Use of Areas of the Site
        ii.     Form T.6-Preliminary Method Statement
        iii.    Form T.8-Preliminary Works Programme

14. A number of matters included or referred to in this Letter of Clarification and its Attachments amend various terms and provisions of certain documents listed in paragraph 1 above. If there is any ambiguity or discrepancy between this Letter of Clarification (and its Attachments) and the documents listed in paragraph 1 above, the contents of this Letter of Clarification (and its Attachments) shall prevail over any other document forming part of the Contract if the Corporation elects to accept your Tender. Save as set out in this Letter of Clarification and its Attachments, the documents listed in paragraph 1 above shall remain (where applicable) in full force and effect in accordance with their existing terms.

15. You confirm that save to the extent that the same are referred to in this Letter of Clarification or have otherwise been expressly incorporated into the documents forming the Contract, all comments, conditions and qualifications, whether made in writing or orally, included with or referred to in your Tender or in any subsequent correspondence or meetings between any representatives of the Corporation and your representatives, are hereby withdrawn and are of no legal effect whatsoever. Nothing in your Tender which can in any way be construed to be at variance with the terms and provisions of the documents listed in paragraph 1 above (as modified by this Letter of Clarification) shall form part of the Contract.

16. You acknowledge that in sending to you this Letter of Clarification, the Corporation is not bound to accept your Tender and that the Corporation, without any liability to you, may award the Contract to any other tenderer who has submitted a tender to the Corporation in respect of Contract No. PCC-TWS, Tai Wai Station.

17. Prior to the execution of the Articles of Agreement, and in accordance with Clause 3 of the General Conditions of Contract and Clause SC5 of the Special Conditions of Contract, the Corporation will prepare a set of conformed Contract incorporating in the body of such Contract the amendments and modifications identified in his Letter of Clarification and the Attachments attached hereto. Where an Attachment can be completely incorporated into the relevant sections of the Contract in a manner as described in this Letter of Clarification, such Attachment will be omitted from the Letter of Clarification with the note "Attachment [ ] has been incorporated in the Contract" marked on the flysheet.

                                                                         [STAMP]

18. I should be grateful if you would re-confirm your above offered terms and in addition, confirm your acceptance of all matters referred to in this Letter of Clarification and Attachments hereto by signing the duplicate copy and returning it to this office.

Yours faithfully,


 /s/ William Wan
----------------------------------------
(William Wan)
General Manager, Property Development
For and on behalf of
Kowloon-Canton Railway Corporation


Enclosures: Attachments 1 to 6
Response Required: Yes
Due Date: 18 October 2002

WW/RY/MY/CLT/cho

We re-confirm our above offered terms and in addition, confirm our undertaking and acceptance of all matters referred to in this Letter of Clarification and its Attachments.


 /s/ Clement Kwok
----------------------------------------
(Clement Kwok)
Managing Director
For and on behalf of
Chun Wo Construction & Engineering
Company Limited

Date: [DATE STAMP]

                                                                         [STAMP]

                                  Attachment 1
                                       to
                             Letter of Clarification
                                       for
                      Contract No. PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S1/1/A                          ITEM        ***
S1/2/A                          ITEM        ***
S1/2/B                          ITEM        ***
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S1/7/G                          ITEM        ***
S1/7/H                          ITEM        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S1/7/I                          ITEM        ***
S1/7/J                          ITEM        ***
S1/7/K                          ITEM        ***
S1/7/L                          ITEM        ***
S1/7/M                          ITEM        ***
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S1/8/Q                          ITEM        ***
S1/8/R                          ITEM        ***
S1/8/S                          ITEM        ***
S1/9/A                          ITEM        ***
S1/9/B                          ITEM        ***
S1/9/C                          ITEM        ***
S1/9/D                          ITEM        ***
S1/9/E                          ITEM        ***
S1/9/F                          ITEM        ***
S1/9/G                          ITEM        ***
S1/9/H                          ITEM        ***
S1/9/I                          ITEM        ***
S1/9/J                          ITEM        ***
S1/9/K                          ITEM        ***
S1/9/L                          ITEM        ***
S1/9/M                          ITEM        ***
S1/9/N                          ITEM        ***
S1/9/O                          ITEM        ***
S1/9/P                          ITEM        ***
S1/9/Q                          ITEM        ***
S1/9/R                          ITEM        ***
S1/9/S                          ITEM        ***
S1/9/T                          ITEM        ***
S1/10/A                         ITEM        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S1/10/B                         ITEM        ***
S1/10/C                         ITEM        ***
S1/10/D                         ITEM        ***
S1/10/E                         ITEM        ***
S1/10/F                         ITEM        ***
S1/10/G                         ITEM        ***
S1/10/H                         ITEM        ***
S1/10/I                         ITEM        ***
S1/10/J                         ITEM        ***
S1/10/K                         ITEM        ***
S1/10/L                         ITEM        ***
S1/10/M                         ITEM        ***
S1/10/N                         ITEM        ***
S1/10/O                         ITEM        ***
S1/10/P                         ITEM        ***
S1/10/Q                         ITEM        ***
S1/10/R                         ITEM        ***
S1/10/S                         ITEM        ***
S1/10/T                         ITEM        ***
S1/10/U                         ITEM        ***
S1/10/V                         ITEM        ***
S1/10/W                         ITEM        ***
S1/10/X                         ITEM        ***
S1/10/Y                         ITEM        ***
S1/11/A                         ITEM        ***
S1/11/B                         ITEM        ***
S1/11/C                         ITEM        ***
S1/11/D                         ITEM        ***
S1/11/E                         ITEM        ***
S1/11/F                         ITEM        ***
S1/11/G                         ITEM        ***
S1/11/H                         ITEM        ***
S1/11/I                         ITEM        ***
S1/11/J                         ITEM        ***
S1/11/K                         ITEM        ***
S1/11/L                         ITEM        ***
S1/11/M                         ITEM        ***
S1/11/N                         ITEM        ***
S1/11/O                         ITEM        ***
S1/11/P                         ITEM        ***
S1/11/Q                         ITEM        ***
S1/11/R                         ITEM        ***
S1/11/S                         ITEM        ***
S1/11/T                         ITEM        ***
S1/11/U                         ITEM        ***
S1/11/V                         ITEM        ***
S1/12/A                         ITEM        ***
S1/12/B                         ITEM        ***
S1/12/C                         ITEM        ***
S1/12/D                         ITEM        ***
S1/12/E                         ITEM        ***
S1/12/F                         ITEM        ***
S1/12/G                         ITEM        ***
S1/12/H                         ITEM        ***
S1/12/I                         ITEM        ***
S1/12/J                         ITEM        ***
S1/12/K                         ITEM        ***
S1/12/L                         ITEM        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S1/12/M                         ITEM        ***
S1/12/N                         ITEM        ***
S1/12/O                         ITEM        ***
S1/12/P                         ITEM        ***
S1/12/Q                         ITEM        ***
S1/12/R                         ITEM        ***
S1/12/S                         ITEM        ***
S1/12/T                         ITEM        ***
S1/12/U                         ITEM        ***
S1/12/V                         ITEM        ***
S1/12/W                         ITEM        ***
S1/13/A                         ITEM        ***
S1/13/B                         ITEM        ***
S1/13/C                         ITEM        ***
S1/13/D                         ITEM        ***
S1/13/E                         ITEM        ***
S1/13/F                         ITEM        ***
S1/13/G                         ITEM        ***
S1/13/H                         ITEM        ***
S1/13/I                         ITEM        ***
S1/13/J                         ITEM        ***
S1/13/K                         ITEM        ***
S1/13/L                         ITEM        ***
S1/13/M                         ITEM        ***
S1/13/N                         ITEM        ***
S1/13/O                         ITEM        ***
S1/13/P                         ITEM        ***
S1/13/Q                         ITEM        ***
S1/14/A                         ITEM        ***
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                          To Summary of Tender          ***
                                                       -----

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S2.1/1/A                        ITEM        ***
S2.1/1/B                        RUN         ***
S2.1/1/C                        RUN         ***
S2.1/1/D                        RUN         ***
S2.1/1/E                        RUN         ***
S2.1/1/F                        ITEM        ***
S2.1/2/A                        ITEM        ***
S2.1/2/B                        RUN         ***
S2.1/2/C                        RUN         ***
S2.1/2/D                        RUN         ***
S2.1/2/E                        RUN         ***
S2.1/2/F                        RUN         ***
S2.1/2/G                        RUN         ***
S2.1/2/H                        RUN         ***
S2.1/3/A                        RUN         ***
S2.1/3/B                        RUN         ***
S2.1/3/C                        RUN         ***
S2.1/3/D                        RUN         ***
S2.1/3/E                        RUN         ***
S2.1/3/F                        RUN         ***
S2.1/3/G                        RUN         ***
S2.1/3/H                        RUN         ***
S2.1/3/I                        RUN         ***
S2.1/3/J                        RUN         ***
S2.1/3/K                        RUN         ***
S2.1/3/L                        RUN         ***
S2.1/3/M                        RUN         ***
S2.1/3/N                        NO.         ***
S2.1/4/A                        NO.         ***
S2.1/4/B                        NO.         ***
S2.1/4/C                        NO.         ***
S2.1/4/D                        RUN         ***
S2.1/4/E                        RUN         ***
S2.1/4/F                        RUN         ***
S2.1/4/G                        RUN         ***
S2.1/4/H                        NO.         ***
S2.1/4/I                        NO.         ***
S2.1/4/J                        NO.         ***
S2.1/4/K                        NO.         ***
S2.1/4/L                         KG         ***
S2.1/4/M                         KG         ***
S2.1/5/A                        ITEM        ***
S2.1/5/B                        RUN         ***
S2.1/5/C                        RUN         ***
S2.1/5/D                        RUN         ***
S2.1/5/E                        RUN         ***
S2.1/5/F                        ITEM        ***
S2.1/5/G                        CUBE        ***
S2.1/5/H                        RUN         ***
S2.1/5/I                        RUN         ***
S2.1/6/A                        NO.         ***
S2.1/6/B                        NO.         ***
S2.1/6/C                        NO.         ***
S2.1/6/D                        NO.         ***
S2.1/6/E                        ITEM        ***
S2.1/6/F                        ITEM        ***
S2.1/6/G                        ITEM        ***
S2.2/1/A                        ITEM        ***
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                            To Summary of Tender        ***
                                                       -----

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S3.1/1/A                        ITEM        ***
S3.1/1/B                        SUPER       ***
S3.1/1/C                        RUN         ***
S3.1/1/D                        SUPER       ***
S3.1/1/E                        RUN         ***
S3.1/1/F                        SUPER       ***
S3.1/2/A                        RUN         ***
S3.1/2/B                        ITEM        ***
S3.1/2/C                        ITEM        ***
S3.1/2/D                        ITEM        ***
S3.1/2/E                        ITEM        ***
S3.1/2/F                        ITEM        ***
S3.1/3/A                        ITEM        ***
S3.2/1/A                        ITEM        ***
S3.2/1/B                         NO.        ***
S3.2/1/C                         NO.        ***
S3.2/1/D                         NO.        ***
S3.2/1/E                         NO.        ***
S3.2/1/F                        CUBE        ***
S3.2/1/G                        ITEM        ***
S3.2/1/H                        ITEM        ***
S3.2/1/I                        ITEM        ***
S3.2/1/J                        CUBE        ***
S3.2/1/K                        CUBE        ***
S3.2/2/A                         NO.        ***
S3.2/2/B                         NO.        ***
S3.2/2/C                         NO.        ***
S3.2/2/D                         NO.        ***
S3.3/1/A                        CUBE        ***
S3.3/1/B                        CUBE        ***
S3.3/1/C                        CUBE        ***
S3.3/1/D                         KG         ***
S3.3/1/E                         KG         ***
S3.3/1/F                         KG         ***
S3.3/1/G                         KG         ***
S3.3/2/A                        SUPER       ***
S3.3/2/B                        SUPER       ***
S3.4/1/A                        ITEM        ***
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                                                       -----

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S4.1/1/A                        CUBE        ***
S4.1/1/B                        CUBE        ***
S4.1/1/C                        CUBE        ***
S4.1/1/D                        CUBE        ***
S4.1/1/E                        CUBE        ***
S4.1/1/F                        CUBE        ***
S4.1/1/G                        CUBE        ***
S4.1/1/H                        CUBE        ***
S4.1/1/I                        CUBE        ***
S4.1/1/J                        CUBE        ***
S4.1/1/K                        CUBE        ***
S4.1/1/L                        CUBE        ***
S4.1/2/A                         KG         ***
S4.1/2/B                         KG         ***
S4.1/2/C                         KG         ***
S4.1/2/D                         KG         ***
S4.1/2/E                         KG         ***
S4.1/2/F                         KG         ***
S4.1/2/G                         KG         ***
S4.1/2/H                         KG         ***
S4.1/2/I                         KG         ***
S4.1/2/J                         KG         ***
S4.1/2/K                         KG         ***
S4.1/3/A                         KG         ***
S4.1/3/B                        SUPER       ***
S4.1/3/C                         NO.        ***
S4.1/3/D                         NO.        ***
S4.1/3/E                         NO.        ***
S4.1/3/F                         NO.        ***
S4.1/3/G                         NO.        ***
S4.1/3/H                         NO.        ***
S4.1/4/A                        SUPER       ***
S4.1/4/B                        SUPER       ***
S4.1/4/C                        SUPER       ***
S4.1/4/D                        SUPER       ***
S4.1/4/E                        SUPER       ***
S4.1/4/F                        SUPER       ***
S4.1/4/G                        SUPER       ***
S4.1/4/H                        SUPER       ***
S4.1/4/I                        SUPER       ***
S4.1/4/J                        SUPER       ***
S4.1/4/K                        SUPER       ***
S4.1/4/L                        SUPER       ***
S4.1/4/M                        SUPER       ***
S4.1/4/N                        SUPER       ***
S4.1/4/O                        SUPER       ***
S4.1/4/P                         RUN        ***
S4.1/5/A                        SUPER       ***
S4.1/5/B                         RUN        ***
S4.1/5/C                         RUN        ***
S4.1/5/D                         RUN        ***
S4.1/5/E                         RUN        ***
S4.1/5/F                         RUN        ***
S4.1/5/G                         RUN        ***
S4.1/5/H                         NO.        ***
S4.2/1/A                        ITEM        ***
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                            To Summary of Tender        ***
                                                       -----

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S5.1/1/A                        SUPER       ***
S5.2/1/A                        CUBE        ***
S5.2/1/B                        CUBE        ***
S5.2/1/C                        CUBE        ***
S5.2/1/D                        CUBE        ***
S5.2/1/E                        CUBE        ***
S5.2/1/F                        CUBE        ***
S5.2/1/G                        CUBE        ***
S5.2/1/H                        CUBE        ***
S5.2/1/I                        CUBE        ***
S5.2/1/J                        CUBE        ***
S5.2/1/K                        CUBE        ***
S5.2/1/L                        CUBE        ***
S5.2/1/M                        CUBE        ***
S5.2/1/N                        CUBE        ***
S5.2/1/O                        CUBE        ***
S5.2/2/A                        CUBE        ***
S5.2/2/B                        CUBE        ***
S5.2/2/C                        CUBE        ***
S5.2/2/D                        CUBE        ***
S5.2/2/E                        CUBE        ***
S5.2/2/F                        CUBE        ***
S5.2/2/G                        CUBE        ***
S5.2/2/H                        CUBE        ***
S5.2/2/I                        CUBE        ***
S5.2/2/J                        CUBE        ***
S5.2/2/K                        CUBE        ***
S5.2/2/L                         RUN        ***
S5.2/3/A                         RUN        ***
S5.2/3/B                         RUN        ***
S5.2/3/C                         KG         ***
S5.2/3/D                         KG         ***
S5.2/3/E                         KG         ***
S5.2/3/F                         KG         ***
S5.2/3/G                         KG         ***
S5.2/3/H                         KG         ***
S5.2/3/I                         KG         ***
S5.2/3/J                         KG         ***
S5.2/3/K                         KG         ***
S5.2/3/L                         KG         ***
S5.2/4/A                         KG         ***
S5.2/4/B                         KG         ***
S5.2/4/C                         KG         ***
S5.2/4/D                         KG         ***
S5.2/4/E                         KG         ***
S5.2/4/F                         KG         ***
S5.2/4/G                         KG         ***
S5.2/4/H                         KG         ***
S5.2/4/I                        SUPER       ***
S5.2/5/A                        SUPER       ***
S5.2/5/B                        SUPER       ***
S5.2/5/C                        SUPER       ***
S5.2/5/D                        SUPER       ***
S5.2/5/E                        SUPER       ***
S5.2/5/F                        SUPER       ***
S5.2/5/G                        SUPER       ***
S5.2/5/H                        SUPER       ***
S5.2/5/I                        SUPER       ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S5.2/5/J                        SUPER       ***
S5.2/5/K                         RUN        ***
S5.2/5/L                         RUN        ***
S5.2/5/M                         RUN        ***
S5.2/6/A                         RUN        ***
S5.2/6/B                         RUN        ***
S5.2/6/C                        SUPER       ***
S5.2/6/D                        SUPER       ***
S5.3/1/A                        SUPER       ***
S5.3/1/B                        SUPER       ***
S5.3/1/C                        SUPER       ***
S5.3/1/D                         RUN        ***
S5.3/1/E                         RUN        ***
S5.4/1/A                         RUN        ***
S5.4/1/B                         RUN        ***
S5.4/1/C                         RUN        ***
S5.4/1/D                         RUN        ***
S5.4/1/E                         RUN        ***
S5.4/1/F                         RUN        ***
S5.4/1/G                         RUN        ***
S5.4/1/H                         RUN        ***
S5.4/1/I                         RUN        ***
S5.4/1/J                         RUN        ***
S5.4/1/K                         RUN        ***
S5.4/2/A                         RUN        ***
S5.4/2/B                         RUN        ***
S5.4/2/C                         RUN        ***
S5.4/2/D                         RUN        ***
S5.4/2/E                         RUN        ***
S5.4/2/F                         RUN        ***
S5.4/2/G                         RUN        ***
S5.4/2/H                         RUN        ***
S5.4/2/I                         RUN        ***
S5.4/2/J                         RUN        ***
S5.4/2/K                         RUN        ***
S5.4/2/L                         RUN        ***
S5.4/2/M                         RUN        ***
S5.4/2/N                         RUN        ***
S5.4/2/O                         RUN        ***
S5.4/3/A                         NO.        ***
S5.4/3/B                         NO.        ***
S5.4/3/C                         NO.        ***
S5.4/3/D                         NO.        ***
S5.4/3/E                         NO.        ***
S5.4/3/F                         RUN        ***
S5.4/3/G                         RUN        ***
S5.4/3/H                         RUN        ***
S5.4/3/I                         RUN        ***
S5.4/3/J                         NO.        ***
S5.4/4/A                         NO.        ***
S5.4/4/B                         NO.        ***
S5.4/4/C                         NO.        ***
S5.4/4/D                         NO.        ***
S5.4/4/E                         NO.        ***
S5.4/5/A                         NO.        ***
S5.4/5/B                         NO.        ***
S5.4/5/C                         NO.        ***
S5.4/5/D                         NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S5.4/6/A                        NO.        ***
 S5.4/6/B                        NO.        ***
 S5.4/6/C                       ITEM        ***
 S5.5/1/A                       SUPER       ***
 S5.5/1/B                       SUPER       ***
 S5.5/1/C                       SUPER       ***
 S5.6/1/A                        NO.        ***
 S5.6/1/B                        NO.        ***
 S5.6/1/C                        NO.        ***
 S5.6/1/D                        RUN        ***
 S5.6/1/E                        RUN        ***
 S5.6/1/F                        RUN        ***
 S5.6/1/G                        RUN        ***
 S5.7/1/A                        NO.        ***
 S5.7/1/B                        NO.        ***
 S5.7/1/C                        NO.        ***
 S5.7/1/D                        NO.        ***
 S5.7/1/E                        NO.        ***
 S5.7/1/F                        NO.        ***
 S5.7/1/G                        NO.        ***
 S5.7/1/H                        NO.        ***
 S5.7/1/I                        NO.        ***
 S5.7/1/J                        NO.        ***
 S5.7/1/K                        NO.        ***
 S5.8/1/A                        KG         ***
 S5.8/1/B                        KG         ***
 S5.8/1/C                        KG         ***
 S5.8/1/D                       ITEM        ***
 S5.8/1/E                        RUN        ***
 S5.8/1/F                        NO.        ***
 S5.8/1/G                        NO.        ***
 S5.8/2/A                       SUPER       ***
 S5.8/2/B                        NO.        ***
 S5.8/2/C                        NO.        ***
 S5.8/2/D                        NO.        ***
 S5.8/2/E                        NO.        ***
 S5.8/2/F                        NO.        ***
S5.8/2+1/A                       NO.        ***
S5.8/2+1/B                       NO.        ***
S5.8/2+1/C                      SUPER       ***
 S5.9/1/A                       SUPER       ***
 S5.9/1/B                       SUPER       ***
 S5.9/1/C                       SUPER       ***
 S5.9/1/D                        RUN        ***
 S5.9/1/E                        RUN        ***
 S5.9/1/F                        RUN        ***
 S5.9/1/G                        RUN        ***
 S5.9/1/H                        RUN        ***
 S5.9/2/A                       SUPER       ***
 S5.9/2/B                       SUPER       ***
 S5.9/2/C                       SUPER       ***
 S5.9/2/D                       SUPER       ***
 S5.9/2/E                       SUPER       ***
 S5.9/2/F                       SUPER       ***
 S5.9/2/G                       SUPER       ***
 S5.9/2/H                       SUPER       ***
 S5.9/3/A                       SUPER       ***
 S5.9/3/B                       SUPER       ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S5.9/3/C                       SUPER       ***
 S5.9/3/D                       SUPER       ***
 S5.9/3/E                       SUPER       ***
 S5.9/3/F                       SUPER       ***
 S5.9/3/G                        RUN        ***
 S5.9/3/H                        RUN        ***
 S5.9/3/I                       SUPER       ***
 S5.10/1/A                      SUPER       ***
 S5.10/1/B                      SUPER       ***
 S5.10/1/C                       RUN        ***
 S5.10/1/D                       RUN        ***
 S5.10/1/E                       RUN        ***
 S5.11/1/A                       RUN        ***
 S5.11/1/B                       NO.        ***
 S5.11/1/C                       RUN        ***
 S5.11/1/D                       NO.        ***
 S5.11/1/E                       RUN        ***
 S5.11/1/F                       RUN        ***
 S5.11/1/G                       RUN        ***
 S5.11/1/H                       RUN        ***
 S5.11/1/I                       NO.        ***
 S5.11/1/J                       NO.        ***
 S5.11/1/K                       NO.        ***
 S5.11/1/L                       NO.        ***
 S5.11/1/M                       NO.        ***
 S5.11/1/N                       NO.        ***
S5.11/1+1/A                      NO.        ***
 S5.11/2/A                       NO.        ***
 S5.11/2/B                       RUN        ***
 S5.11/2/C                       RUN        ***
 S5.11/2/D                       RUN        ***
 S5.11/2/E                       RUN        ***
 S5.11/2/F                       RUN        ***
 S5.11/2/G                       RUN        ***
 S5.12/1/A                       NO.        ***
 S5.12/1/B                       NO.        ***
 S5.12/1/C                       NO.        ***
 S5.12/1/D                       NO.        ***
 S5.12/1/E                       NO.        ***
 S5.12/1/F                       NO.        ***
 S5.12/1/G                       NO.        ***
 S5.12/2/A                       NO.        ***
 S5.12/2/B                       NO.        ***
 S5.12/2/C                       NO.        ***
 S5.13/1/A                       RUN        ***
 S5.13/1/B                       RUN        ***
 S5.13/1/C                       RUN        ***
 S5.13/1/D                       RUN        ***
 S5.13/1/E                       RUN        ***
 S5.13/1/F                       RUN        ***
 S5.13/1/G                       NO.        ***
 S5.13/1/H                       NO.        ***
 S5.13/1/I                       NO.        ***
 S5.13/1/J                       NO.        ***
 S5.13/1/K                       NO.        ***
 S5.13/1/L                       NO.        ***
 S5.13/1/M                       NO.        ***
 S5.13/1/N                       NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S5.13/1/O                       NO.         ***
S5.13/1/P                       ITEM        ***
S5.13/1/Q                       ITEM        ***
S5.13/2/A                       RUN         ***
S5.13/2/B                       RUN         ***
S5.13/2/C                       RUN         ***
S5.14/1/A                       ITEM        ***
S5.15/1/A                       ITEM        ***
                                                       -----
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                                                       -----

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S6.1/1/A                       CUBE        ***
 S6.1/1/B                       CUBE        ***
 S6.2/1/A                       SUPER       ***
 S6.2/1/B                       SUPER       ***
 S6.2/1/C                       SUPER       ***
 S6.2/1/D                        RUN        ***
 S6.2/1/E                        RUN        ***
 S6.3/1/A                       SUPER       ***
 S6.3/1/B                       CUBE        ***
 S6.3/1/C                       SUPER       ***
 S6.3/1/D                        RUN        ***
 S6.3/1/E                        RUN        ***
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S6.5/2+1/A                       NO.        ***
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S6.5/2+1/D                       NO.        ***
S6.5/2+1/E                       NO.        ***
S6.5/2+1/F                       NO.        ***
S6.5/2+1/G                       NO.        ***
S6.5/2+1/H                       NO.        ***
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*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
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S6.6/1/C                         RUN        ***
S6.6/1/D                        SUPER       ***
S6.7/1/A                         RUN        ***
S6.7/1/B                         RUN        ***
S6.7/1/C                         RUN        ***
S6.7/1/D                         RUN        ***
S6.7/1/E                         RUN        ***
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S6.7/1/G                         NO.        ***
S6.7/2/A                         RUN        ***
S6.7/2/B                         RUN        ***
S6.7/2/C                         RUN        ***
S6.7/2/D                         RUN        ***
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S6.7/2/I                         RUN        ***
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S6.7/2/L                         RUN        ***
S6.7/2/M                         RUN        ***
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S6.7/5/D                         NO.        ***
S6.7/6/A                         NO.        ***
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S6.7/7/C                        ITEM        ***
S6.8/1/A                        CUBE        ***
S6.8/1/B                        CUBE        ***
S6.8/1/C                        CUBE        ***
S6.8/1/D                        CUBE        ***
S6.8/1/E                        CUBE        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
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S6.8/1/F                        CUBE        ***
S6.8/1/G                        CUBE        ***
S6.8/1/H                        CUBE        ***
S6.8/1/I                        CUBE        ***
S6.8/1/J                        CUBE        ***
S6.8/1/K                        CUBE        ***
S6.8/2/A                        CUBE        ***
S6.8/2/B                        CUBE        ***
S6.8/2/C                        CUBE        ***
S6.8/2/D                        CUBE        ***
S6.8/2/E                        CUBE        ***
S6.8/2/F                         KG         ***
S6.8/2/G                         KG         ***
S6.8/2/H                         KG         ***
S6.8/2/I                         KG         ***
S6.8/2/J                         KG         ***
S6.8/2/K                         KG         ***
S6.8/3/A                         KG         ***
S6.8/3/B                         KG         ***
S6.8/3/C                         KG         ***
S6.8/3/D                         KG         ***
S6.8/3/E                         KG         ***
S6.8/3/F                         KG         ***
S6.8/3/G                         KG         ***
S6.8/3/H                         KG         ***
S6.8/3/I                         KG         ***
S6.8/3/J                         KG         ***
S6.8/3/K                         KG         ***
S6.8/3/L                         KG         ***
S6.8/4/A                         KG         ***
S6.8/4/B                         KG         ***
S6.8/4/C                         KG         ***
S6.8/4/D                        SUPER       ***
S6.8/4/E                        SUPER       ***
S6.8/4/F                        SUPER       ***
S6.8/4/G                        SUPER       ***
S6.8/4/H                        SUPER       ***
S6.8/4/I                        SUPER       ***
S6.8/5/A                        SUPER       ***
S6.8/5/B                        SUPER       ***
S6.8/5/C                        SUPER       ***
S6.8/5/D                         RUN        ***
S6.8/5/E                         RUN        ***
S6.8/5/F                         RUN        ***
S6.8/5/G                        SUPER       ***
S6.8/5/H                         RUN        ***
S6.8/6/A                         RUN        ***
S6.8/6/B                         RUN        ***
S6.8/6/C                         RUN        ***
S6.8/6/D                         RUN        ***
S6.8/6/E                         RUN        ***
S6.8/6/F                         NO.        ***
S6.8/6/G                         NO.        ***
S6.8/7/A                         NO.        ***
S6.8/7/B                         NO.        ***
S6.8/7/C                        SUPER       ***
S6.8/7/D                         NO.        ***
S6.8/7/E                         NO.        ***
S6.8/7/F                         NO.        ***
S6.8/7/G                         RUN        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S6.8/8/A                        RUN        ***
 S6.8/8/B                        NO.        ***
 S6.8/8/C                        NO.        ***
 S6.8/8/D                        NO.        ***
 S6.8/8/E                        NO.        ***
 S6.8/8/F                        NO.        ***
 S6.8/8/G                        NO.        ***
S6.8/8+1/A                       NO.        ***
S6.8/8+1/B                       NO.        ***
S6.8/8+1/C                       NO.        ***
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 S6.8/9/B                        NO.        ***
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 S6.8/9/D                        NO.        ***
S6.8/10/A                        NO.        ***
S6.8/10/B                        NO.        ***
S6.8/10/C                        NO.        ***
S6.8/10/D                        NO.        ***
S6.8/10/E                        NO.        ***
S6.8/10/F                        NO.        ***
S6.8/10/G                        NO.        ***
S6.8/10/H                        NO.        ***
S6.8/10/I                        NO.        ***
S6.8/11/A                        NO.        ***
S6.8/11/B                       SUPER       ***
S6.8/11/C                       SUPER       ***
S6.8/11/D                        RUN        ***
S6.8/11/E                        RUN        ***
S6.8/11/F                       SUPER       ***
S6.8/11/G                       SUPER       ***
S6.8/11/H                       SUPER       ***
S6.8/11/I                       SUPER       ***
S6.8/12/A                       SUPER       ***
S6.8/12/B                       SUPER       ***
S6.8/12/C                       SUPER       ***
S6.8/12/D                       SUPER       ***
S6.8/12/E                       SUPER       ***
S6.8/12/F                       SUPER       ***
S6.8/12/G                       SUPER       ***
S6.8/13/A                       SUPER       ***
S6.8/13/B                       SUPER       ***
S6.8/13/C                       SUPER       ***
S6.8/13/D                        RUN        ***
S6.8/13/E                       SUPER       ***
S6.8/13/F                       SUPER       ***
S6.8/13/G                       SUPER       ***
S6.8/13/H                        RUN        ***
S6.8/14/A                       SUPER       ***
S6.8/14/B                       SUPER       ***
S6.8/14/C                       SUPER       ***
S6.8/14/D                       SUPER       ***
S6.8/14/E                        RUN        ***
 S6.9/1/A                       CUBE        ***
 S6.9/1/B                       CUBE        ***
 S6.9/1/C                       CUBE        ***
 S6.9/1/D                        RUN        ***
 S6.9/1/E                        KG         ***
 S6.9/1/F                        KG         ***
 S6.9/1/G                        KG         ***
 S6.9/1/H                        KG         ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S6.9/1/I                        KG         ***
 S6.9/1/J                        KG         ***
 S6.9/2/A                       SUPER       ***
 S6.9/2/B                       SUPER       ***
 S6.9/2/C                        RUN        ***
 S6.9/2/D                        RUN        ***
 S6.9/2/E                       SUPER       ***
 S6.9/2/F                       SUPER       ***
 S6.9/2/G                       SUPER       ***
 S6.9/3/A                        NO.        ***
 S6.9/3/B                        NO.        ***
 S6.9/3/C                        NO.        ***
 S6.9/3/D                        NO.        ***
 S6.9/3/E                       SUPER       ***
 S6.9/4/A                       SUPER       ***
 S6.9/4/B                       SUPER       ***
 S6.9/4/C                       SUPER       ***
 S6.9/4/D                       SUPER       ***
 S6.9/4/E                       SUPER       ***
 S6.9/4/F                       SUPER       ***
 S6.9/4/G                       SUPER       ***
 S6.10/1/A                      SUPER       ***
 S6.10/1/B                       NO.        ***
 S6.10/1/C                      ITEM        ***
 S6.11/1/A                       RUN        ***
 S6.11/1/B                       RUN        ***
 S6.12/1/A                       RUN        ***
 S6.12/1/B                       RUN        ***
 S6.12/1/C                       RUN        ***
 S6.12/1/D                       RUN        ***
 S6.12/1/E                       RUN        ***
 S6.12/1/F                       NO.        ***
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 S6.12/1/I                       NO.        ***
 S6.12/1/J                       NO.        ***
 S6.12/1/K                       NO.        ***
 S6.12/1/L                       NO.        ***
S6.12/1+1/A                      NO.        ***
S6.12/1+1/B                      NO.        ***
 S6.12/2/A                       NO.        ***
 S6.12/2/B                       NO.        ***
 S6.12/2/C                       NO.        ***
 S6.12/2/D                       NO.        ***
 S6.12/2/E                       RUN        ***
 S6.12/2/F                       RUN        ***
S6.12/2+1/A                      RUN        ***
 S6.12/4/A                       RUN        ***
 S6.12/4/B                       NO.        ***
 S6.12/4/C                       NO.        ***
 S6.12/4/D                       RUN        ***
 S6.12/6/A                       RUN        ***
 S6.12/6/B                       RUN        ***
 S6.12/6/C                       RUN        ***
 S6.12/6/D                       NO.        ***
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 S6.12/6/F                       NO.        ***
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 S6.12/6/H                       NO.        ***
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*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
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 S6.12/6/K                       NO.        ***
 S6.12/6/L                       NO.        ***
S6.12/6+1/A                      NO.        ***
 S6.12/7/A                       NO.        ***
 S6.12/7/B                       NO.        ***
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 S6.12/7/D                       NO.        ***
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S6.12/10/A                       RUN        ***
S6.12/10/B                       RUN        ***
S6.12/10/C                       NO.        ***
S6.12/10/D                       NO.        ***
S6.12/10/E                       NO.        ***
S6.12/10/F                       NO.        ***
S6.12/10/G                       NO.        ***
S6.12/10/H                       NO.        ***
S6.12/10/I                       NO.        ***
S6.12/10/J                       NO.        ***
S6.12/11/A                       NO.        ***
S6.12/11/B                       NO.        ***
S6.12/11/C                       RUN        ***
S6.12/11/D                       NO.        ***
S6.12/12/A                      ITEM        ***
 S6.13/1/A                       NO.        ***
 S6.13/1/B                       NO.        ***
 S6.13/1/C                       NO.        ***
 S6.13/3/A                       NO.        ***
 S6.13/3/B                       SET        ***
 S6.13/3/C                      ITEM        ***
 S6.13/5/A                       RUN        ***
 S6.13/5/B                       RUN        ***
 S6.13/5/C                       RUN        ***
 S6.13/5/D                       RUN        ***
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 S6.13/5/M                       RUN        ***
 S6.13/5/N                       RUN        ***
 S6.13/6/A                       NO.        ***
 S6.13/6/B                       NO.        ***
 S6.13/6/C                       NO.        ***
 S6.13/6/D                       NO.        ***
 S6.13/6/E                       NO.        ***
 S6.13/6/F                       NO.        ***
 S6.13/6/G                       NO.        ***
 S6.13/6/H                       NO.        ***
 S6.13/6/I                       NO.        ***
 S6.13/6/J                       NO.        ***
 S6.13/6/K                       NO.        ***
 S6.13/6/L                       NO.        ***
 S6.13/6/M                       NO.        ***
 S6.13/7/A                       NO.        ***
 S6.13/7/B                       NO.        ***
 S6.13/7/C                       NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S6.13/7/D                       NO.        ***
 S6.13/7/E                       NO.        ***
 S6.13/7/F                       NO.        ***
 S6.13/7/G                       NO.        ***
 S6.13/7/H                       NO.        ***
 S6.13/7/I                       NO.        ***
 S6.13/7/J                       NO.        ***
 S6.13/7/K                       NO.        ***
 S6.13/7/L                       NO.        ***
 S6.13/8/A                       NO.        ***
 S6.13/8/B                       NO.        ***
 S6.13/8/C                       NO.        ***
 S6.13/8/D                       NO.        ***
 S6.13/8/E                       NO.        ***
 S6.13/8/F                       NO.        ***
 S6.13/8/G                       NO.        ***
 S6.13/8/H                       NO.        ***
 S6.13/8/I                       NO.        ***
 S6.13/8/J                       NO.        ***
 S6.13/8/K                       NO.        ***
 S6.13/8/L                       NO.        ***
 S6.13/8/M                       NO.        ***
 S6.13/8/N                       NO.        ***
 S6.13/8/O                       NO.        ***
 S6.13/8/P                       NO.        ***
 S6.13/8/Q                       NO.        ***
 S6.13/8/R                       NO.        ***
 S6.13/8/S                       NO.        ***
S6.13/8+1/A                      NO.        ***
 S6.13/9/A                       NO.        ***
 S6.13/9/B                       NO.        ***
 S6.13/9/C                       NO.        ***
 S6.13/9/D                       NO.        ***
 S6.13/9/E                       NO.        ***
 S6.13/9/F                       NO.        ***
 S6.13/9/G                       NO.        ***
S6.13/10/A                       RUN        ***
S6.13/10/B                       NO.        ***
S6.13/10/C                       NO.        ***
S6.13/10/D                       NO.        ***
S6.13/10/E                       RUN        ***
S6.13/10/F                       RUN        ***
S6.13/10/G                       RUN        ***
S6.13/10/H                       RUN        ***
S6.13/10/I                       RUN        ***
S6.13/10/J                       RUN        ***
S6.13/10/K                       RUN        ***
S6.13/10/L                       NO.        ***
S6.13/10/M                       NO.        ***
S6.13/11/A                       NO.        ***
S6.13/11/B                       NO.        ***
S6.13/11/C                       NO.        ***
S6.13/11/D                       NO.        ***
S6.13/11/E                       NO.        ***
S6.13/11/F                       NO.        ***
S6.13/11/G                       NO.        ***
S6.13/11/H                       NO.        ***
S6.13/11/I                       NO.        ***
S6.13/11/J                       NO.        ***
S6.13/11/K                       NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S6.13/11/L                      NO.        ***
 S6.13/11/M                      NO.        ***
 S6.13/11/N                      NO.        ***
 S6.13/11/O                      NO.        ***
 S6.13/13/A                      NO.        ***
 S6.13/13/B                      NO.        ***
 S6.13/13/C                      NO.        ***
 S6.13/13/D                      NO.        ***
 S6.13/13/E                      NO.        ***
 S6.13/13/F                      NO.        ***
 S6.13/13/G                      NO.        ***
 S6.13/13/H                      NO.        ***
 S6.13/13/I                      NO.        ***
 S6.13/13/J                      NO.        ***
 S6.13/13/K                      NO.        ***
 S6.13/13/L                      NO.        ***
 S6.13/13/M                      NO.        ***
S6.13/13+1/A                     NO.        ***
S6.13/13+1/B                     NO.        ***
S6.13/13+1/C                     NO.        ***
S6.13/13+1/D                     NO.        ***
S6.13/13+1/E                     NO.        ***
S6.13/13+1/F                     NO.        ***
 S6.13/14/A                      NO.        ***
 S6.13/14/B                      NO.        ***
 S6.13/14/C                      NO.        ***
 S6.13/14/D                      NO.        ***
 S6.13/14/E                      NO.        ***
 S6.13/14/F                      NO.        ***
 S6.13/14/G                      NO.        ***
 S6.13/15/A                      NO.        ***
 S6.13/15/B                      NO.        ***
 S6.13/15/C                      NO.        ***
 S6.13/15/D                      NO.        ***
 S6.13/15/E                      NO.        ***
 S6.13/15/F                      NO.        ***
S6.13/15+1/A                     NO.        ***
S6.13/15+1/B                     NO.        ***
S6.13/15+1/C                     NO.        ***
S6.13/15+1/D                     NO.        ***
S6.13/15+1/E                     NO.        ***
S6.13/15+1/F                     NO.        ***
S6.13/15+1/G                     NO.        ***
S6.13/15+1/H                     NO.        ***
S6.13/15+1/I                     NO.        ***
S6.13/15+1/J                     NO.        ***
S6.13/15+1/K                     NO.        ***
S6.13/15+1/L                    ITEM        ***
S6.13/15+2/A                    ITEM        ***
 S6.13/17/A                      RUN        ***
 S6.13/17/B                      RUN        ***
 S6.13/17/C                      NO.        ***
 S6.13/17/D                      NO.        ***
 S6.13/17/E                      NO.        ***
 S6.13/17/F                      NO.        ***
 S6.13/17/G                      NO.        ***
 S6.13/19/A                      NO.        ***
 S6.13/19/B                      NO.        ***
 S6.13/19/C                      RUN        ***
 S6.13/19/D                      RUN        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S6.13/19/E                       NO.        ***
S6.13/19/F                       NO.        ***
S6.13/21/A                      ITEM        ***
S6.13/21/B                      ITEM        ***
S6.14/1/A                        RUN        ***
S6.14/1/B                        NO.        ***
S6.14/1/C                        RUN        ***
S6.14/1/D                        RUN        ***
S6.14/1/E                        RUN        ***
S6.14/1/F                        NO.        ***
S6.14/1/G                        NO.        ***
S6.14/1/H                        NO.        ***
S6.14/1/I                        NO.        ***
S6.14/1/J                        NO.        ***
S6.14/2/A                        NO.        ***
S6.14/2/B                        NO.        ***
S6.14/2/C                        NO.        ***
S6.14/2/D                        NO.        ***
S6.14/2/E                        NO.        ***
S6.14/2/F                        NO.        ***
S6.14/2/G                        NO.        ***
S6.14/2/H                        NO.        ***
S6.14/2/I                        RUN        ***
S6.14/3/A                        RUN        ***
S6.14/3/B                        RUN        ***
S6.14/5/A                        RUN        ***
S6.14/5/B                        RUN        ***
S6.14/5/C                        RUN        ***
S6.14/5/D                        RUN        ***
S6.14/5/E                        NO.        ***
S6.14/5/F                        NO.        ***
S6.14/5/G                        NO.        ***
S6.14/5/H                        NO.        ***
S6.14/5/I                        NO.        ***
S6.14/5/J                        NO.        ***
S6.14/5/K                        NO.        ***
S6.14/5/L                        NO.        ***
S6.14/5/M                        NO.        ***
S6.14/5/N                        NO.        ***
S6.14/5/O                        NO.        ***
S6.14/5/P                        NO.        ***
S6.14/6/A                        NO.        ***
S6.14/6/B                        NO.        ***
S6.14/6/C                        NO.        ***
S6.14/6/D                        NO.        ***
S6.14/6/E                        NO.        ***
S6.14/6/F                        NO.        ***
S6.14/6/G                        NO.        ***
S6.14/6/H                        NO.        ***
S6.14/6/I                        NO.        ***
S6.14/6/J                        NO.        ***
S6.14/6/K                        NO.        ***
S6.14/6/L                        NO.        ***
S6.14/7/A                        NO.        ***
S6.14/7/B                        NO.        ***
S6.14/7/C                        NO.        ***
S6.14/7/D                        NO.        ***
S6.14/7/E                        RUN        ***
S6.14/7/F                        RUN        ***
S6.14/9/A                        RUN        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S6.14/9/B                       RUN        ***
 S6.14/9/C                       RUN        ***
 S6.14/9/D                       RUN        ***
 S6.14/9/E                       RUN        ***
 S6.14/9/F                       RUN        ***
 S6.14/9/G                       RUN        ***
 S6.14/9/H                       RUN        ***
 S6.14/9/I                       RUN        ***
 S6.14/9/J                       NO.        ***
 S6.14/9/K                       NO.        ***
 S6.14/9/L                       NO.        ***
 S6.14/9/M                       NO.        ***
 S6.14/9/N                       NO.        ***
 S6.14/9/O                       NO.        ***
 S6.14/9/P                       NO.        ***
 S6.14/9/Q                       NO.        ***
 S6.14/9/R                       NO.        ***
 S6.14/9/S                       NO.        ***
 S6.14/9/T                       NO.        ***
 S6.14/10/A                      NO.        ***
 S6.14/10/B                      NO.        ***
 S6.14/10/C                      NO.        ***
 S6.14/10/D                      NO.        ***
 S6.14/10/E                      NO.        ***
 S6.14/10/F                      RUN        ***
 S6.14/10/G                      NO.        ***
 S6.14/10/H                      NO.        ***
 S6.14/10/I                      NO.        ***
 S6.14/10/J                      NO.        ***
 S6.14/10/K                      NO.        ***
 S6.14/10/L                      NO.        ***
 S6.14/10/M                      NO.        ***
 S6.14/10/N                      NO.        ***
 S6.14/10/O                      NO.        ***
 S6.14/10/P                      NO.        ***
 S6.14/10/Q                      NO.        ***
S6.14/10+1/A                     NO.        ***
 S6.14/11/A                      NO.        ***
 S6.14/11/B                      NO.        ***
 S6.14/11/C                      NO.        ***
 S6.14/11/D                      NO.        ***
 S6.14/11/E                      NO.        ***
 S6.14/11/F                      NO.        ***
 S6.14/11/G                      NO.        ***
 S6.14/11/H                      NO.        ***
 S6.14/11/I                      NO.        ***
 S6.14/11/J                      NO.        ***
 S6.14/11/K                      NO.        ***
 S6.14/11/L                      NO.        ***
 S6.14/11/M                      NO.        ***
 S6.14/11/N                      NO.        ***
 S6.14/11/O                      NO.        ***
 S6.14/12/A                      NO.        ***
 S6.14/12/B                      NO.        ***
 S6.14/12/C                      NO.        ***
 S6.14/12/D                      NO.        ***
 S6.14/12/E                      NO.        ***
 S6.14/12/F                      NO.        ***
 S6.14/12/G                      NO.        ***
 S6.14/12/H                      NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S6.14/12/I                       NO.        ***
S6.14/12/J                       NO.        ***
S6.14/12/K                       NO.        ***
S6.14/12/L                       NO.        ***
S6.14/13/A                      ITEM        ***
S6.14/13/B                      ITEM        ***
S6.14/13/C                       NO.        ***
S6.14/13/D                       NO.        ***
S6.14/13/E                       NO.        ***
S6.14/13/F                       NO.        ***
S6.14/13/G                       NO.        ***
S6.14/13/H                       NO.        ***
S6.14/14/A                       NO.        ***
S6.14/14/B                       RUN        ***
S6.14/14/C                       RUN        ***
S6.14/14/D                       RUN        ***
S6.14/14/E                       RUN        ***
S6.14/16/A                       RUN        ***
S6.14/16/B                       RUN        ***
S6.14/16/C                       RUN        ***
S6.14/16/D                       RUN        ***
S6.14/16/E                       NO.        ***
S6.14/16/F                       NO.        ***
S6.14/16/G                       NO.        ***
S6.14/16/H                       NO.        ***
S6.14/16/I                       NO.        ***
S6.14/16/J                       NO.        ***
S6.14/16/K                       RUN        ***
S6.14/16/L                       RUN        ***
S6.14/16/M                       RUN        ***
S6.14/16/N                       NO.        ***
S6.14/16/O                       NO.        ***
S6.14/16/P                       NO.        ***
S6.14/16/Q                       NO.        ***
S6.14/16/R                       NO.        ***
S6.14/17/A                       NO.        ***
S6.14/17/B                       NO.        ***
S6.14/17/C                       NO.        ***
S6.14/17/D                       NO.        ***
S6.14/17/E                       NO.        ***
S6.14/17/F                       NO.        ***
S6.14/17/G                       NO.        ***
S6.14/17/H                       NO.        ***
S6.14/17/I                       NO.        ***
S6.14/17/J                       NO.        ***
S6.14/17/K                       NO.        ***
S6.14/17/L                       NO.        ***
S6.14/17/M                       NO.        ***
S6.14/17/N                       NO.        ***
S6.14/18/A                       NO.        ***
S6.14/18/B                       NO.        ***
S6.14/18/C                       NO.        ***
S6.14/18/D                       NO.        ***
S6.14/18/E                       NO.        ***
S6.14/18/F                       NO.        ***
S6.14/18/G                       NO.        ***
S6.14/18/H                       NO.        ***
S6.14/18/I                       NO.        ***
S6.14/18/J                       NO.        ***
S6.14/18/K                       NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S6.14/18+1/A                     NO.        ***
S6.14/18+1/B                     NO.        ***
 S6.14/19/A                      NO.        ***
 S6.14/19/B                      NO.        ***
 S6.14/19/C                      NO.        ***
 S6.14/19/D                      NO.        ***
 S6.14/19/E                      NO.        ***
 S6.14/19/F                      NO.        ***
 S6.14/19/G                      NO.        ***
 S6.14/19/H                      NO.        ***
 S6.14/19/I                      NO.        ***
 S6.14/19/J                      NO.        ***
 S6.14/19/K                      NO.        ***
 S6.14/20/A                      NO.        ***
 S6.14/20/B                      NO.        ***
 S6.14/20/C                      NO.        ***
 S6.14/20/D                      NO.        ***
 S6.14/20/E                      NO.        ***
 S6.14/20/F                      RUN        ***
 S6.14/20/G                      RUN        ***
 S6.14/21/A                      RUN        ***
 S6.14/21/B                      RUN        ***
 S6.14/21/C                      RUN        ***
 S6.14/21/D                      RUN        ***
 S6.14/23/A                      NO.        ***
 S6.14/23/B                      NO.        ***
 S6.14/23/C                      NO.        ***
 S6.14/23/D                      NO.        ***
 S6.14/23/E                      NO.        ***
 S6.14/23/F                      NO.        ***
 S6.14/23/G                      NO.        ***
 S6.14/23/H                      NO.        ***
 S6.14/23/I                      NO.        ***
 S6.14/23/J                      NO.        ***
 S6.14/23/K                      NO.        ***
 S6.14/23/L                      NO.        ***
 S6.14/23/M                      NO.        ***
 S6.14/24/A                      NO.        ***
 S6.14/24/B                     ITEM        ***
 S6.14/24/C                     ITEM        ***
 S6.14/24/D                     ITEM        ***
 S6.14/24/E                      NO.        ***
 S6.14/24/F                      NO.        ***
 S6.14/24/G                      NO.        ***
S6.14/24+1/A                     NO.        ***
S6.14/24+1/B                     NO.        ***
S6.14/24+1/C                     NO.        ***
 S6.14/25/A                      NO.        ***
 S6.14/25/B                      NO.        ***
 S6.14/25/C                      NO.        ***
 S6.14/25/D                      NO.        ***
 S6.14/25/E                      NO.        ***
 S6.14/25/F                      NO.        ***
 S6.14/25/G                      NO.        ***
 S6.14/25/H                      NO.        ***
 S6.14/25/I                      NO.        ***
 S6.14/26/A                     ITEM        ***
 S6.14/28/A                      NO.        ***
 S6.14/28/B                      NO.        ***
 S6.14/28/C                      NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S6.14/30/A                      NO.        ***
 S6.14/30/B                      NO.        ***
 S6.14/30/C                      NO.        ***
 S6.14/30/D                      NO.        ***
 S6.14/30/E                      NO.        ***
 S6.14/30/F                      NO.        ***
 S6.14/30/G                      NO.        ***
 S6.14/30/H                      NO.        ***
 S6.14/30/I                      NO.        ***
 S6.14/30/J                      NO.        ***
 S6.14/30/K                      NO.        ***
 S6.14/31/A                      NO.        ***
 S6.14/31/B                      NO.        ***
 S6.14/31/C                      NO.        ***
 S6.14/31/D                      NO.        ***
 S6.14/31/E                      NO.        ***
 S6.15/1/A                      SUPER       ***
 S6.15/1/B                      SUPER       ***
 S6.15/1/C                      SUPER       ***
 S6.15/1/D                      SUPER       ***
 S6.15/1/E                      SUPER       ***
 S6.15/1/F                      SUPER       ***
 S6.15/1/G                      SUPER       ***
 S6.15/1/H                      SUPER       ***
 S6.15/1/I                      SUPER       ***
 S6.15/1/J                      SUPER       ***
 S6.15/1/K                       NO.        ***
 S6.15/1/L                       NO.        ***
 S6.15/1/M                      SUPER       ***
S6.15/1+1/A                      NO.        ***
S6.15/1+1/B                      NO.        ***
S6.15/1+1/C                      NO.        ***
 S6.15/2/A                       NO.        ***
 S6.15/2/B                       NO.        ***
 S6.15/2/C                       NO.        ***
 S6.15/2/D                       NO.        ***
 S6.15/2/E                       NO.        ***
 S6.15/2/F                       NO.        ***
 S6.15/2/G                       NO.        ***
 S6.15/2/H                       NO.        ***
 S6.15/2/I                       NO.        ***
 S6.15/2/J                       NO.        ***
 S6.15/2/K                       NO.        ***
 S6.15/2/L                       NO.        ***
 S6.15/2/M                       NO.        ***
 S6.15/2/N                       NO.        ***
 S6.15/2/0                       NO.        ***
 S6.15/2/P                       NO.        ***
 S6.15/2/Q                       NO.        ***
 S6.15/2/R                       NO.        ***
 S6.15/2/S                       NO.        ***
 S6.15/2/T                       NO.        ***
 S6.15/2/U                       NO.        ***
S6.15/2+1/A                      NO.        ***
S6.15/2+H/B                      NO.        ***
S6.15/2+1/C                      NO.        ***
S6.15/2+1/D                      NO.        ***
S6.15/2+1/E                      NO.        ***
S6.15/2+1/F                      NO.        ***
S6.15/2+1/G                      NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S6.15/2+1/H                      NO.        ***
S6.15/2+1/I                      NO.        ***
S6.15/2+1/J                      NO.        ***
S6.15/2+1/K                      NO.        ***
S6.15/2+1/L                      NO.        ***
 S6.15/3/A                       NO.        ***
 S6.15/3/B                       NO.        ***
 S6.15/3/C                       NO.        ***
 S6.15/3/D                       NO.        ***
 S6.15/3/E                       NO.        ***
 S6.15/3/F                       NO.        ***
 S6.15/3/G                       NO.        ***
 S6.15/3/H                       NO.        ***
 S6.15/3/I                       NO.        ***
 S6.15/3/J                       NO.        ***
 S6.15/3/K                       NO.        ***
 S6.15/3/L                       NO.        ***
 S6.15/3/M                       NO.        ***
 S6.15/3/N                       NO.        ***
 S6.15/3/O                       NO.        ***
 S6.15/3/P                       NO.        ***
 S6.15/3/Q                       NO.        ***
 S6.15/3/R                       NO.        ***
 S6.15/3/S                       NO.        ***
 S6.15/3/T                       NO.        ***
S6.15/3+1/A                      NO.        ***
S6.15/3+1/B                      NO.        ***
S6.15/3+1/C                      NO.        ***
S6.15/3+1/D                      NO.        ***
S6.15/3+1/E                      NO.        ***
 S6.15/4/A                       NO.        ***
 S6.15/4/B                       NO.        ***
 S6.15/4/C                       NO.        ***
 S6.15/4/D                       NO.        ***
 S6.15/4/E                       NO.        ***
 S6.15/4/F                       NO.        ***
 S6.15/4/G                       NO.        ***
 S6.15/4/H                       NO.        ***
 S6.15/4/I                       NO.        ***
 S6.15/4/J                       NO.        ***
 S6.15/4/K                       NO.        ***
 S6.15/4/L                       NO.        ***
S6.15/4+1/A                      NO.        ***
S6.15/4+1/B                      NO.        ***
S6.15/4+1/C                      NO.        ***
S6.15/4+1/D                      NO.        ***
S6.15/4+1/E                      NO.        ***
S6.15/4+1/F                      NO.        ***
S6.15/4+1/G                      NO.        ***
S6.15/4+1/H                      NO.        ***
S6.15/4+1/I                      NO.        ***
S6.15/4+1/J                      NO.        ***
S6.15/4+1/K                      NO.        ***
S6.15/4+1/L                      NO.        ***
S6.15/4+2/A                      NO.        ***
S6.15/4+2/B                      NO.        ***
S6.15/4+2/C                      NO.        ***
S6.15/4+2/D                      NO.        ***
S6.15/4+2/E                      NO.        ***
S6.15/4+2/F                      NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S6.15/4+2/G                      NO.        ***
 S6.15/5/A                      SUPER       ***
 S6.15/5/B                      ITEM        ***
 S6.15/7/A                       NO.        ***
 S6.15/7/B                       NO.        ***
 S6.15/7/C                       NO.        ***
 S6.15/7/D                       NO.        ***
 S6.15/7/E                       NO.        ***
 S6.15/7/F                       NO.        ***
 S6.15/7/G                       NO.        ***
 S6.15/7/H                       NO.        ***
 S6.15/7/I                       NO.        ***
 S6.15/7/J                       NO.        ***
 S6.15/7/K                       NO.        ***
 S6.15/7/L                       NO.        ***
S6.15/7+1/A                      NO.        ***
S6.15/7+1/B                      NO.        ***
S6.15/7+1/C                      NO.        ***
 S6.15/8/A                       NO.        ***
 S6.15/8/B                       NO.        ***
 S6.15/8/C                       NO.        ***
 S6.15/8/D                       NO.        ***
 S6.15/8/E                       NO.        ***
 S6.15/8/F                       NO.        ***
 S6.15/8/G                       NO.        ***
 S6.15/8/H                       NO.        ***
 S6.15/8/I                       NO.        ***
 S6.15/8/J                       NO.        ***
 S6.15/8/K                       NO.        ***
 S6.15/8/L                       NO.        ***
 S6.15/8/M                       NO.        ***
 S6.15/8/N                       NO.        ***
 S6.15/8/O                       NO.        ***
 S6.15/8/P                       NO.        ***
 S6.15/8/Q                       NO.        ***
 S6.15/8/R                       NO.        ***
 S6.15/8/S                       NO.        ***
 S6.15/8/T                       NO.        ***
S6.15/8+1/A                      NO.        ***
 S6.15/9/A                       NO.        ***
 S6.15/9/B                       NO.        ***
 S6.15/9/C                       NO.        ***
 S6.15/9/D                       NO.        ***
 S6.16/1/A                       NO.        ***
 S6.16/1/B                       NO.        ***
 S6.16/1/C                       NO.        ***
 S6.16/1/D                       NO.        ***
 S6.16/1/E                       NO.        ***
 S6.16/1/F                       NO.        ***
 S6.16/1/G                       NO.        ***
 S6.16/1/H                       NO.        ***
 S6.16/1/I                       NO.        ***
 S6.16/1/J                       NO.        ***
 S6.16/1/K                       NO.        ***
 S6.16/1/L                       NO.        ***
 S6.16/1/M                       NO.        ***
 S6.16/1/N                       NO.        ***
 S6.16/2/A                       NO.        ***
 S6.16/2/B                       NO.        ***
 S6.16/2/C                       NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
S6.16/2/D                       ITEM        ***
S6.16/2/E                       ITEM        ***
S6.16/2/F                       ITEM        ***
S6.16/2/G                       ITEM        ***
S6.16/2/H                       ITEM        ***
S6.16/2/I                       ITEM        ***
S6.16/2/J                       ITEM        ***
S6.16/2/K                       ITEM        ***
S6.16/2/L                       ITEM        ***
S6.16/3/A                       ITEM        ***
S6.16/3/B                       ITEM        ***
S6.16/3/C                       ITEM        ***
S6.16/3/D                       ITEM        ***
S6.16/3/E                       ITEM        ***
S6.16/3/F                       ITEM        ***
S6.16/3/G                       ITEM        ***
S6.17/1/A                        RUN        ***
S6.17/1/B                        RUN        ***
S6.17/1/C                        RUN        ***
S6.17/1/D                        NO.        ***
S6.17/1/E                        NO.        ***
S6.17/1/F                        NO.        ***
S6.17/2/A                        NO.        ***
S6.17/2/B                        NO.        ***
S6.17/2/C                        NO.        ***
S6.17/2/D                        NO.        ***
S6.17/2/E                        NO.        ***
S6.17/2/F                       ITEM        ***
S6.18/1/A                       ITEM        ***
S6.19/1/A                       ITEM        ***
                                                       -----
                            To Summary of Tender        ***
                                                       -----

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

 Item           Quantity        Unit        Rate         $
------------------------------------------------------------
 S7.1/1/A                        RUN        ***
 S7.1/1/B                        RUN        ***
 S7.2/1/A                       CUBE        ***
 S7.2/1/B                       CUBE        ***
 S7.2/1/C                       CUBE        ***
 S7.2/1/D                       CUBE        ***
 S7.2/1/E                        RUN        ***
 S7.2/1/F                        KG         ***
 S7.2/1/G                        KG         ***
 S7.2/1/H                       SUPER       ***
 S7.2/1/I                        RUN        ***
 S7.2/2/A                        RUN        ***
 S7.2/2/B                       SUPER       ***
 S7.2/2/C                        NO.        ***
 S7.2/2/D                        NO.        ***
 S7.3/1/A                       SUPER       ***
 S7.3/1/B                        RUN        ***
 S7.4/1/A                        RUN        ***
 S7.4/1/B                        RUN        ***
 S7.4/1/C                        RUN        ***
 S7.4/1/D                        RUN        ***
 S7.4/1/E                        NO.        ***
 S7.4/1/F                        RUN        ***
 S7.4/1/G                        NO.        ***
S7.4/1+1/A                       NO.        ***
S7.4/1+1/B                       NO.        ***
S7.4/1+1/C                       NO.        ***
 S7.5/1/A                        NO.        ***
 S7.5/1/B                        NO.        ***
 S7.5/1/C                        NO.        ***
 S7.5/1/D                        NO.        ***
 S7.5/1/E                        RUN        ***
 S7.5/1/F                        RUN        ***
 S7.5/2/A                        RUN        ***
 S7.5/2/B                        RUN        ***
 S7.5/2/C                        NO.        ***
 S7.5/2/D                        NO.        ***
 S7.5/2/E                        NO.        ***
 S7.6/1/A                        NO.        ***
 S7.6/1/B                        NO.        ***
 S7.6/1/C                        NO.        ***
 S7.6/1/D                        NO.        ***
 S7.6/1/E                        NO.        ***
 S7.6/1/F                        NO.        ***
 S7.6/1/G                        NO.        ***
 S7.6/1/H                        NO.        ***
 S7.6/1/I                        NO.        ***
 S7.6/1/J                        NO.        ***
 S7.6/1/K                        NO.        ***
 S7.6/2/A                        NO.        ***
 S7.6/2/B                        NO.        ***
 S7.6/2/C                        NO.        ***
 S7.7/1/A                        KG         ***
 S7.7/1/B                       ITEM        ***
 S7.7/1/C                        NO.        ***
 S7.7/1/D                        NO.        ***
 S7.7/2/A                        NO.        ***
 S7.7/2/B                        NO.        ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[ILLEGIBLE]                              [ILLEGIBLE]

  Item           Quantity         Unit           Rate              $
----------------------------------------------------------------------
S7.8/1/A                         SUPER           ***
S7.8/1/B                          RUN            ***
S7.8/1/C                         SUPER           ***
S7.8/1/D                          RUN            ***
S7.8/1/E                         SUPER           ***
S7.8/1/F                         SUPER           ***
S7.8/1/G                         SUPER           ***
S7.8/2/A                          RUN            ***
S7.8/2/B                          RUN            ***
S7.8/2/C                         SUPER           ***
S7.8/2/D                         SUPER           ***
S7.8/2/E                         SUPER           ***
S7.8/2/F                         SUPER           ***
S7.8/3/A                         SUPER           ***
S7.8/3/B                         SUPER           ***
S7.8/3/C                          NO.            ***
S7.8/3/D                          RUN            ***
S7.8/3/E                          RUN            ***
S7.9/1/A                         SUPER           ***
S7.9/1/B                          NO.            ***
S7.9/1/C                          NO.            ***
S7.9/1/D                          NO.            ***
S7.10/1/A                        SUPER           ***
S7.10/1/B                        SUPER           ***
S7.10/1/C                        SUPER           ***
S7.10/1/D                         RUN            ***
S7.10/1/E                         RUN            ***
S7.11/1/A                         NO.            ***
S7.11/1/B                         NO.            ***
S7.11/1/C                         NO.            ***
S7.11/1/D                         NO.            ***
S7.11/1/E                         NO.            ***
S7.11/1/F                         NO.            ***
S7.11/2/A                         NO.            ***
S7.11/2/B                         NO.            ***
S7.11/2/C                         NO.            ***
S7.11/2/D                         NO.            ***
S7.11/2/E                         NO.            ***
S7.11/4/A                         NO.            ***
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Item                            Description                             $
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               SUMMARY OF TENDER

               FOR

               CONTRACT NO. PCC-TWS
               TAI WAI STATION, MA ON SHAN RAIL

               PUBLIC TRANSPORT INTERCHANGE AND PROPERTY
               DEVELOPMENT ENABLING WORKS CONSTRUCTION
               CONTRACT

               Schedule No.

               1.   PRELIMINARIES                                  24,806,470.00

               2.   BORED PILING                                  105,005,813.50

               3.   PILE CAPS, TIE BEAMS AND SUB-STRUCTURE
                    WORKS                                          23,024,401.75

               4.   COLUMNS AND PODIUM DECK                        40,178,405.97

               5.   PROPERTY DEVELOPMENT ENABLING WORKS            28,959,121.79

               6.   COVERED PUBLIC TRANSPORT INTERCHANGE           46,446,312.76

               7.   BUS OPERATOR OFFICE AND ASSOCIATED WORK         2,020,818.00

               8.   EXTERNAL WORKS                                    454,595.00

               9.   PROVISIONAL SUMS                               18,110,000.00
                                                                ----------------
               TOTAL CARRIED TO FORM OF TENDER                  $ 289,005,938.77
                                                                ----------------

               Signed:
                      -------------------------------
                        (With Company Chop)

               Date:
                    ---------------------------------

                                  Attachment 2
                                       to
                             Letter of Clarification
                                       for
                      Contract No. PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)

SPECIAL CONDITIONS OF CONTRACT

SC37    Employer's Insurance

        (1) Without limiting the Main Contractor's obligations, the Employer shall take out and maintain insurance for the benefit of and in the joint names of the Employer, the Main Contractor and his sub-contractors of any tier in respect of:

                (a) the Works including, without limitation, all unfixed goods, materials and other constituent parts forming or intended to form part thereof and consumables delivered to the Site;

                (b) liability for the death of or injury to any person (other than in the employment of the Main Contractor or any of his sub-contractors) or loss of or damage to property (other than the Works and/or consumables) arising out of the execution of the Works; and

                (c) liability in respect of "self-employed persons" or "sole proprietors" involved in the execution of the Works,

                in the terms contained in the policies contained in Annex B, subject to any amendment required by the insurers other than as a result of default of the Employer.

        (2) The Main Contractor shall comply with the terms of the policies referred to in sub-clause (1) of this Clause and shall:

                (a) notify insurers and the Employer forthwith if an event giving rise to an insurance claim under such policy occurs;

                (b) prepare and submit to insurers particulars of all claims and do all things necessary to obtain proper settlement of all insurance claims under such policy (including, without limitation, those of its sub-contractors of any tier) provided that if in the opinion of the Employer the Main Contractor fails to pursue a claim with due diligence, the Employer shall have the right, exercisable on 14 (fourteen) day's notice, to assume control over the preparation, submission and settlement of any claim, subject always to having due regard to the interests of the Main Contractor; and

                (c) comply with any procedures issued by the Employer to the Main Contractor in respect of the preparation and/or submission of any insurance claim in respect of such policies.

Date: 26 September 2002           SCC/40* of 47             Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (3) All moneys payable under Section 1 of the policies referred to in sub-clause (1) of this Clause (Contractor's All Risks Insurance) exceeding HK$20,000,000 (Hong Kong Dollars twenty million) shall be, and the Main Contractor shall procure that they shall be, paid to the Employer who shall release any part thereof relating to claims of the Main Contractor to the Main Contractor within a reasonable time having regard to the progress of rectification of the loss or damage to which the claim relates.

        (4) If and to the extent that the Employer receives money from the insurers in respect of any claim made by or on behalf of the Main Contractor or its subcontractors of any tier, the Employer shall make payment to the Main Contractor or the relevant sub-contractor, without unreasonable delay, of such moneys or the appropriate proportion thereof having regard to the extent to which the relevant loss or damage to which such insurance moneys relate has been rectified in accordance with Clause SC35(2) or SC35(6) of these Special Conditions.

        (5) Any amounts not insured or not recovered under the policies referred to in subclauses (1)(a) and (1)(b) of this Clause including, without limitation, the amount of any deductibles (except for deductibles under the policy referred to in subclause (1)(c) of this Clause which shall be borne by the Main Contractor), shall be borne by the Main Contractor or the Employer in accordance with their respective responsibilities in accordance with Clause SC35 of these Special Conditions.

Date: 26 September 2002           SCC/41* of 47             Contract No. PCC-TWS

                                  Attachment 3
                                       to
                             Letter of Clarification
                                       for
                      Contract No. PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX B

                                INSURANCE POLICY

                                    Preamble

1. In accordance with Clause SC37(1) of the Special Conditions, the Employer shall take out and maintain insurance policies for Contractor's All Risks and Third Party Liability and for liability in respect of "self-employed persons" or "sole proprietors" in the terms of the Policy Document provided herewith and with deductibles as stated therein.

2. In addition, the Employer shall take out and maintain an Excess Third Party Liability Insurance to increase the overall coverage limit to a maximum of HK$1,000,000,000 (Hong Kong Dollars One Thousand Million) for any one occurrence/unlimited in the aggregate, during the period of the Project, following the same coverage otherwise as the Primary Third Party Liability, Section 2, of the policy provided herewith.

Date: 26 September 2002                 B/1**

SPECIAL CONDITIONS OF CONTRACT

                       KOWLOON-CANTON RAILWAY CORPORATION

                                Property Division
                   Public Transport Interchange Projects along
                            the East Rail Extensions

                                     [LOGO]
                                       KCR
                              [CHINESE CHARACTERS]

                                Owner Controlled
                            Construction All Risks &
                         Third Party Liability Insurance
                        (Synopsis of OCIP Master Policy)

                                   Prepared by

                                  [LOGO OF AON]

                       Aon Risk Services Hong Kong Limited
                         21st Floor, Aon China Building
                             29 Queen's Road Central
                                    Hong Kong
                           Telephone: (852) 2861 6666
                           Facsimile: (852) 2862 4113

Date: 10 September 2002                 B/2*

SPECIAL CONDITIONS OF CONTRACT

            CONSTRUCTION ALL RISKS & THIRD PARTY LIABILITY INSURANCE

                                  THE SCHEDULE

POLICY NUMBER:  To Be Advised

THE INSURED:    Kowloon-Canton Railway Corporation as Owners and/or all
                Contractors and/or all Sub-Contractors of every tier and/or
                Consultants of every tier employed by the aforesaid Owners and Contractors all for their respective rights and interests

INSURED         Construction of the Kowloon-Canton Railway Corporation's East
PROJECTS:       Rail Extensions and such additional advance or related works as may be included within its scope including the Public Transport
                Interchanges along the East Rail Extensions.

INSURED         Each individual contract let separately within an Insured
CONTRACTS:      Project and including any supply and/or works orders issued in conjunction therewith and including such additional works as may be incorporated and all enabling works for future property developments.

TERRITORIAL     Anywhere within the Hong Kong Special Administrative Region that
LIMITS:         may be used in connection with the East Rail Extensions
                Programme.

PERIOD OF       1.      Construction Period of Insurance
INSURANCE:

                        From 1 August 2000 until 31 December 2004 and/or the commencement of commercial operation of each of the Insured Projects of the East Rail Extensions Programme whichever is the later and,

                2.      Defects Liability Period of Insurance

                        12 months Defects Liability Period or landscape establishment period or to the extent and terms defined in each applicable contract separately.

                N.B. Any extension in the Construction Period of Insurance required by the Insured shall be automatically allowed by the Insurer provided that such extension shall not exceed 2 years. In the event that the construction period for the main works exceeds 4 years and 5 months an additional premium shall be mutually agreed but not exceeding pro-rata of the originally agreed premium rate.

INTEREST        Section One - Contract Works (Insured Property)
INSURED:
                All Works, temporary works, components, equipment, materials and goods for incorporation therein, rolling stock and works trains, spares, temporary buildings, office equipment and all other property or equipment of whatsoever nature or description (but excluding Contractors' plant and equipment and spare parts therefore) all being the property of the Insured or for which they

Date: 10 September 2002                 B/3*

SPECIAL CONDITIONS OF CONTRACT

                may be responsible or hold themselves responsible at the site of the Insured Project or works or elsewhere within the Territorial Limits including whilst in Transit in connection with the Insured Projects.

                Section Two - Third Party Liability

                Indemnification of liabilities incurred by the Insured in the course of undertaking the Insured Projects as defined herein.

SUM INSURED:    Section One - Contract Works

                The Estimated Contract Sum

                Section Two - Third Party Liability

                HK$100,000,000 any one occurrence/unlimited in the aggregate during the Period of Insurance.

DEDUCTIBLES:    Section One - Contract Works

                (a) HK$200,000 each and every loss arising out of storm, tempest, typhoon, floodwater damage, subsidence, landslide, collapse, earthquake or tsunami.

                (b) HK$1,250,000 each and every loss arising out of design, workmanship or materials.

                (c) HK$75,000 each and every other loss in respect of contracts with values at inception exceeding HK$400,000,000.

                (d) HK$45,000 each and every other loss in respect of contracts with values at inception between HK$400,000,000 and HK$100,000,000.

                (e) HK$20,000 each and every other loss in respect of contracts with values at inception below HK$100,000,000.

                Section Two - Third Party Liability

                (a) HK$100,000 any one occurrence in respect of loss of or damage to third party property arising out of subsidence, collapse, vibration or removal of support or other ground movement

                (b) HK$100,000 or 50% of loss whichever is the greater of the amount of loss or damage to any underground utility services any one occurrence involving loss of or damage to oil filled and/or fibre optic cables.

                (c) HK$30,000 or 25% of loss any one occurrence in respect of loss of or damage to other underground services

                (d) HK$20,000 any one occurrence in respect of any other loss of or damage to third party property

Date: 10 September 2002                 B/4*

SPECIAL CONDITIONS OF CONTRACT

EXCEPTIONS to Section 1 - Contractor's All Risks

1. Loss or destruction of or damage to cash, banknotes, treasury notes, cheques, stamps, deeds, bonds, bills of exchange, promissory notes or securities.

2. Loss or damage solely due to total or partial cessation of work against which the Insured shall have failed to take reasonable precautions to protect the Insured Property and to avoid or diminish the amount of such loss or damage.

3. Consequential loss or penalties of any kind whatsoever including delay in completing negotiating or loss of contracts.

4.      The cost of normal upkeep or normal making good.

5. Loss of any property by disappearance or by shortage where such loss is revealed only by the making of an inventory or periodic stocktaking. This exclusion shall apply to losses for which no explanation can be given and which show up only at the time of making an inventory or stocktaking. If a loss is discovered only at the time of making an inventory or stocktaking and it can be shown that such loss is due to a risk covered by the Policy, then the Insured shall be in no way prejudiced by this exclusion.

6. Loss of or damage to any aircraft or hovercraft or any waterborne vessel or craft and plant permanently mounted thereon other than safety boats, other non-power driven craft not exceeding 12 metres in length and floating works and temporary works.

7. Loss of or damage to contractors' equipment and mechanically propelled passenger or goods carrying vehicles used on the site including licenced road vehicles whether covered by any motor policy or not.

8. Damage to or loss, deterioration or death of trees or other natural vegetation pre-existing on any site at the commencement of a contract or consequent upon transplanting but this exclusion shall not apply to physical loss or damage resulting from an accidental occurrence arising out of the undertaking of the works.

9. The silting up of dredged areas nor for loss of or damage to underwater excavations, bedding material or other underwater fill, rock or protection caused by normal tide and current. In the context of the foregoing disturbance and consequent loss or damage caused by earthquake, tidal wave or tropical cyclone (defined as the hoisting of tropical cyclone signal No. 8 or higher by the Hong Kong Observatory) shall be accepted as abnormal and not excluded by the foregoing.

10.     Subsidence of reclaimed areas unless accidental.

11. Any repairs or replacements necessitated solely by wasting wearing away or wearing out caused by or naturally resulting from ordinary use of working, rusting, corrosion or gradual deterioration of any part of an item of Insured Property, but this exclusion shall not apply to damage resulting from such causes to other Insured Property by this policy.

Date: 10 September 2002                 B/5*

SPECIAL CONDITIONS OF CONTRACT

12. Any sea or air transit. However, this exclusion shall not apply to any such transits commencing and finishing within the Territorial Limits of the Hong Kong Special Administrative Region.

13. The cost of pile casings or similar temporary works or temporary materials which may be abandoned or incapable of salvage after they have performed their original function.

14. Any item of risk for which a Contractor is required to effect insurance as stated in his contract with the Kowloon-Canton Railway Corporation.

15. Any increased costs of construction arising out of faulty setting out or similar difficulties of construction which increase the cost of completing the Insured Project. Provided that this exclusion shall not apply to actual damage to the Insured Property, howsoever caused.

16.     The amount(s) stated in the Deductibles Clause.

EXCEPTIONS to Section 2 - Third Party Liability

1. Liability in respect of death of or bodily injury (including illness) to any person under a contract of employment or apprenticeship with an Insured Party and arising out of and in the course of such person's employment or service with such Insured party.

2. Liability in respect of injury, illness, loss or damage or in connection with or arising from:

        a) the use of mechanically propelled passenger or goods carrying vehicles used on the public highway not being constructional plant primarily intended for use in the Insured's construction activities on site or otherwise used as a tool of trade;

        b) occurrences in respect of which liability is compulsorily insurable under any Road Traffic Act or similar legislation governing the use of motor vehicles.

3. Liability for loss of or damage to the permanent or temporary works and or materials forming part of the Insured Projects executed or in the course of execution by the contractors in performance of the Contract during the period of contractors' work (other than any period of maintenance or defects liability period) and the plant equipment or any other property of the contractor and or any sub-contractor brought onto the site of the Contract for the purpose of such direct performance or use in the connection with the Contract.

4. Liability resulting from, attributable to or caused by the ownership or possession of or use by the Insured of any aircraft or the navigation of any waterborne vessel or craft but this exclusion shall not apply to rowing boats, dinghies, workboats, safety boats, personnel boats (powered or unpowered), working rafts or other powered craft in any case not exceeding 12 meters in length and unless otherwise insured and whilst within Hong Kong territorial waters.

        Furthermore this exclusion shall not apply to the Works or temporary works whilst afloat except when they are attached to or under the control of and/or accidentally become detached from any tug, towing vessel or other marine craft.

Date: 10 September 2002                 B/6*

SPECIAL CONDITIONS OF CONTRACT

5.      Liability in respect of loss or damage to:

        a) property belonging to or in the care, custody or control of the Insured (provided that in respect of any property being repaired, altered or maintained, this exclusion shall be limited to that part of the property being worked upon);

        b) property in respect of which the Insured is indemnified under any other Policy;

        but these exclusions shall not apply to any such property after being taken into use by the owner.

6. Liability assumed by the Insured under the terms of any contract or agreement which imposes upon the Insured liability which the Insured would not otherwise have incurred. (This exclusion shall not however apply to any contract described in the Schedule nor any contract or agreement for site access or the hire of plant or supply of materials or any agreement necessarily entered into in connection with the performance of the contract described in the Schedule with any public authority, local or central or government body or similar authority, nor any other contracts advised to and agreed by the Insurers).

7.      Liability arising out of:

        a) bodily injury or loss of or damage to or loss of use of property directly or indirectly caused by seepage pollution or contamination provided always that this paragraph (a) shall not apply to liability for bodily injury or loss of or physical damage to or destruction of tangible property or loss of use of such property damaged or destroyed where such seepage pollution or contamination is caused by a sudden unintended and unexpected happening during the period of this insurance.

        b) the cost of removing nullifying or cleaning-up seeping polluting or contaminating substances unless the seepage pollution or contamination is caused by a sudden unintended and unexpected happening during the period of this insurance.

8. Liability in respect of penalty sums fines or liquidated damages payable by the Insured in respect of delay or non-completion which attaches solely because of liability in the Insured's contract or agreement.

9. Liability arising out of negligence neglect error or omissions on the part of the Insured in the conduct and execution of their professional activities and duties except where such negligence neglect error or omission results in third party death, bodily injury and/or damage to property.

10.     The amount(s) stated in the Deductibles Clause.

Date: 10 September 2002                 B/7*

SPECIAL CONDITIONS OF CONTRACT

GENERAL EXCEPTIONS to All Sections

The Indemnity provided by this Policy shall not apply to nor include:-

1.      Radioactive Contamination Exclusion Clause

        Indemnity for:

        a) any loss destruction or damage to any property whatsoever or any loss or expense whatsoever resulting or arising therefrom or any consequential loss;

        b)      any legal liability of whatsoever nature;

        directly or indirectly caused by or contributed to by or arising from:

        i) ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.

        ii)     nuclear weapon materials.

        For the purpose of this exclusion only combustion shall include any self-sustaining process of nuclear fission.

2.      War etc Risks Exclusion Clause

        Loss, damage or liability directly or indirectly occasioned by happening through or in consequence of war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, commandeering, requisition or destruction or damage by order of any Government de jure or de facto or by any public authority.

        Notwithstanding this war exclusion clause, the Insurance shall cover loss or damage:

        a) caused by missiles and/or mines and/or bombs and/or other explosives not discovered at the moment of commencement of the work on any part of the Insured Projects hereunder, so long as no state of war exists in which the country where the subject matter insured will be erected is involved;

        b) caused by strikes, locked-out workmen or persons taking part in labour disturbances, riots or civil commotions or persons acting maliciously;

        c) caused by shells and/or other missiles fired from military training grounds and/or dropped from military planes (in peacetime).

Date: 10 September 2002                 B/8*

SPECIAL CONDITIONS OF CONTRACT

                       Kowloon-Canton Railway Corporation

                                Property Division
                      Public Transport Interchange Projects

                                     [LOGO]
                                       KCR
                              [CHINESE CHARACTERS]

                        Construction Liability Insurance
                              (Synopsis of Policy)

                                   Prepared by

                                  [LOGO OF AON]

                       Aon Risk Services Hong Kong Limited
                         21st Floor, Aon China Building
                             29 Queen's Road Central
                                    Hong Kong
                           Telephone: (852) 2861 6666
                           Facsimile: (852) 2862 4113

Date: 26 September 2002                 B/9

SPECIAL CONDITIONS OF CONTRACT

                        CONSTRUCTION LIABILITY INSURANCE

                                  THE SCHEDULE

POLICY NUMBER:  To Be Advised

THE INSURED:    (a)     Kowloon-Canton Railway Corporation and/or West Rail
                        Property Development Limited and/or associated and/or affiliated and/or subsidiary companies as the Principal.

                (b) All contractors and/or sub-contractors of any tier and/or Consultants for their site activities only and/or persons providing goods and services and/or other parties involved in connection with the undertaking of the contracts and/or their joint venture partners for their respective rights and interests.

INSURED         The development and construction of Public Transport Interchange
PROJECTS:       along the West Rail and East Rail Extension of Kowloon-Canton
                Railway Corporation.

INSURED         All contracts of enabling works, foundation, construction,
CONTRACTS:      development, decoration, maintenance, improvement and/or
                renovation, building services, mechanical and electrical works and all ancillary contracts relating to the Insured Projects awarded by the Principal.

TERRITORIAL     On or about the site of the Insured Projects including any work
LIMITS:         or areas used by the Insured in performance of the works,
                including site offices, worksites, fabrication and casting yards anywhere within the Territory of the Hong Kong Special
                Administrative including whilst in transit or temporarily stored away from the sites in connection with the Insured Contracts.

PERIOD OF       (a)     Construction Period
INSURANCE:
                        The duration of each contract period (subject to maximum
                        X months) estimated from June 2002 to June 2007

                (b)     Defects Liability Period

                        12 months Defects Liability Period or to the extent and terms as stated in each applicable contract separately in respect of Insured Contracts as defined which commence during the Inception Period of this policy.

INTEREST        Legal Liability of the Insured to third parties in respect of
INSURED:        accidental personal injury and/or property damage arising out of the Insured Projects, including liability to "Self-employed
                Persons" or "Sole Proprietors" involving in the performance of the Insured Contracts.

LIMIT OF        HK$100,000,000 any one accident but in aggregate for the period
INDEMNITY:      of insurance for Vibration, Removal or Weakening of Support and
                Principal's Existing Property

Date: 26 September 2002                 B/10

SPECIAL CONDITIONS OF CONTRACT

JURISDICTION:   Hong Kong Special Administrative Region

SPECIAL         1.      Safety Precautions
CONDITIONS:     2.      Asbestos Exclusion
                3.      90 Days Cancellation Condition
                4.      Final Declaration Clause
                5.      This policy will act as a "Difference-in-Conditions" and
                        "Difference-in-Limits" policy on top of the Construction
                        All Risks and Third Party Liability (OCIP) policy effected by KCRC

DEDUCTIBLES:    (a)     50% of adjusted loss amount, minimum HK$500,000 anyone
                        accident for damage to oil filled and/or fiber optic cables

                (b) 25% of adjusted loss amount, minimum HK$250,000 anyone accident for water damage to third party property, Vibration, Removal or Weakening of Support, Principal's Property and/or any underground utility services other than item (a) as described above

                (c) 5% of adjusted loss amount, minimum HK$100,000 for all other kind of losses (including third party property damage and/or third party bodily injury)

Date: 26 September 2002                 B/11

                                  Attachment 4
                                       to
                             Letter of Clarification
                                       for
                      Contract No. PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)

SPECIFICATION - PRELIMINARIES

                          SPECIFICATION - PRELIMINARIES

1.0     NOT USED

2.0     SITE, ACCESS AND WORKS

2.01    Site of the Works

        The Site of the Works is part of the Tai Wai Station Property Development site. Boundaries of the Site is delineated in the Contract Drawings.

        The Main Contractor is to note that the existing Public Transport Interchange (PTI) in the vicinity of the Site will be in operation throughout the Contract period and he must take extreme care not to interrupt or disrupt in any way or at any time the operation of the existing PTI.

2.02    Possession of Site and Completion

        Possession of Site shall be given to the Main Contractor on the Date for Possession as stated in the Appendix to the Conditions of Contract.

        The Main Contractor shall be aware that the testing and commissioning by the Government authorities will involve a number of Government departments and the bus operator(s), which shall include at a minimum those departments as listed in the Annex VI of the PTI Technical Schedule and therefore, substantial time for testing and commissioning shall be allowed. Rectification of defects as spotted during the testing and commissioning process shall be completed before handover or a time to be agreed. No claim on time and cost so incurred will be entertained.

        The Main Contractor shall complete the whole of the Works on or before the Date for Completion as stipulated in the Appendix to the Condition of Contract. In particular, the Main Contractor shall complete and hand over the Public Transport Interchange to the Government for operation on or before the Date for Completion to match the operation of Tai Wai Station, Ma On Shan Rail.

        The Main Contractor shall allow for the 2 nos. existing tower cranes of the TCC400 contractor to be removed no later than 31 December 2002. The Main Contractor shall also coordinate with the TCC400 contractor and allow his workers to access and operate the tower cranes and for removal of the tower cranes as necessary.

2.03    Accept Site as Found

        The Main Contractor shall accept the Site as found on the Date for Possession and at his own expense clear the Site of any debris which may have been left on the site. For the purpose of this clause, this shall include, without limitation, any works being completed by other contractors both above or under ground.

        The Main Contractor shall also refer to the drawing no. A/P/CP/01 regarding the existing site condition and other requirement imposed in this Contract.

SPECIFICATION - PRELIMINARIES

2.08    Public Sewer and Drainage

        The Main Contractor shall at his own cost carry out any test and/or inspection as he sees fit to satisfy himself of the condition and proper functioning of all public sewer and drainage on or around the Site on the date of taking possession of the Site. He shall thereafter maintain in good working condition at all times such public sewer and drainage, including without limitation, cleaning and de-silting from time to time during the Contract period, and make good and rectify all blockage and damages that may be caused by his works.

2.09    Site Investigation Information

        The Main Contractor will be permitted to inspect any trial holes and any open excavations that may have been made in connection with other works. He may, on request to the Architect, consult the reports of any soil investigation that may have been carried out. The Main Contractor must understand that all such information is given without express or implied guarantee and/or warranty as to its completion and accuracy. No claim for additional payment or extensions of time from the Main Contractor on the grounds that information given in such reports or obtained from the excavations on Site is incorrect or misleading, will be entertained.

        The Main Contractor shall be deemed to be aware of, to have accepted and to have allowed for all risks arising out of any unfavourable or difficult sub-strata conditions or any obstructions whether foreseeable or unforeseeable and natural, or manmade.

2.10    Not Used

2.11    Works under Other Contracts

        During the Contract period, there will be other contractors (not limited to TCC400 and TCC200 contractors employed by the Corporation) carrying out their works simultaneously adjacent to the Site. The Main Contractor shall allow for all extra cost and time in the Contract Sum due the working of other contractors in close proximity with the Works under this Contract and no claim whatsoever in connection with the same with be entertained by the Corporation.

        The Main Contractor shall refer to the Appendices F and G attached to the Architectural Section of the Particular Specification. The five drawings appended to the said Appendix G are only for identification of the Zones X, Y & Z mentioned therein. The "Property Development Contractor" mentioned in the said Appendix F and the "Property Works Contractor" mentioned in the said Appendix G shall mean the Main Contractor under this Contract. The Main Contractor shall coordinate with the TCC200 and TCC400 contractors when and where necessary, including but not limited to satisfying the interface specifications as spelt out in the said Appendices F and G.

SPECIFICATION - PRELIMINARIES

                Appendix B - Requirements of Site Safety for Works within TCC400
                             /TCC200 Site Area
                Appendix C - Technical Schedule for Public Transport Interchange
                             Adjacent to KCR Tai Wai Station
                Appendix D - Short Term Tenancy Agreement
                Appendix E - Hoarding Graphics
                Appendix F - Appendix F of TCC200 Contract regarding Project
                             Contractor and Appendix G of TCC200 Contract regarding Interface Specification between TCC200 and TCC400
                Appendix G - Appendix G of TCC400 Contract regarding Interface
                             Specification between TCC400 and Property
                             Contractor
                Appendix H - Main Contractor's responsibility with regard to requirements under PTI Technical Schedule

                and the following Appendices attached to the end of E&M Sections :-

                Appendix 1   Government General Requirement for PTI
                Appendix 2   Model Form of submission
                Appendix 3   Schedule of Documents/Working Drawings Submission
                Appendix 4   ASD's Standard Drawing
                Appendix 5   Equipment Schedule

        (ii)    The General Specification.

SPECIFICATION - PRELIMINARIES

8.07    Programme of Work

        (i) Within two weeks of award of the Contract the Main Contractor shall submit to the Architect in accordance with the
                Specification:

                (a)     the works programme;

                (b)     the monthly progress reports; and

                (c) such other programmes, schedules and reports as may be identified in the Specification or instructed.

        (ii) The review without objection of any of the documents referred to in Clause 8.07(i)(or any amendment thereof from time to time) shall not:

                (a) if the document indicates that the Date for Completion has not or will not be met, constitute any form of acknowledgement that the Main Contractor is or may be entitled to an extension of time in relation to such Date for Completion; and

                (b) without prejudice to the generality of any other provision of the Contract, imply that any programme is feasible, suitable or appropriate.

        (iii) Once a month, or at such other intervals required by the Architect, the Main Contractor shall review and update the works programme. Two copies of the revised works programme shall be submitted to the Architect clearly indicating the state of progress of the Works and the revisions necessary to achieve completion by the relevant Date for completion.

        (iv) No provision or reference in any of the documents referred to in Clause 8.07 (i) shall constitute a notice for the purpose of any of the provisions of the Contract.

        (v) Any failure by the Main Contractor to work in accordance with the works programme shall be deemed to be a breach of Clause SC20 Sub-clause 20.1 of the Special Conditions of Contract unless the Main Contractor can prove to the contrary.

        (vi) The submission to and review without objection by the Architect of such programme (and revisions if applicable) shall not relieve the Main Contractor of any of his duties or responsibilities under the Contract.

        (vii) Without prejudice to the obligations of the Main Contractor, the Main Contractor shall not be entitled to any claim for time and/or cost if the required permits for felling and/or transplanting of trees affecting the Works are available within 3 months from the Date for Possession.

8.08    Order of Work

        Subject to the Architect's confirmation regarding any question relating to structural or technical matters for which the Architect is finally responsible, the Main Contractor shall be guided by the Architect in arranging the order of works with a view to avoiding delay or expediting the completion of the Contract or to making up for time lost as ascertained by reference to the programme and progress schedules prepared under the Clause 8.07 of the Specification Preliminaries and agreed between the Main Contractor, and the Architect from time to time.

SPECIFICATION - PRELIMINARIES

        Plans which purport to show lines and positions of public utility and communications services may be inspected by prior written application at the Employer's office. However no guarantee will be given as to their accuracy and it is the responsibility of the Main Contractor to fully investigate all utilities on Site immediately on possession of the Site and provide due allowances for making arrangements for the necessary diversions thereof.

        The Main Contractor shall exercise the greatest care during the progress of the Works to avoid damage to or interference with any utility services within the limits of the Site and shall be responsible for any such damage caused by him or his agents directly or arising indirectly from anything done or omitted to be done. The Main Contractor shall carry out all temporary works necessary to adequately support and protect such services.

8.26    Disturbance to Neighbouring Development

        The Main Contractor's attention is drawn to the location of the Site and its proximity to adjacent development/construction activities and he shall so arrange his work programme as to cause the minimum of nuisance, noise or any other disturbance or inconvenience to such neighbouring development/construction activities or thereof or to traffic on surrounding roads and other public roads leading therefrom.

        The Main Contractor shall regularly spray areas within the Site likely to create dust with water. Where ordered by the Architect, the Main Contractor shall spray or cover loads in transit to and from the Site.

        All plant and equipment used by the Main Contractor shall be operated and maintained in such manner so as to minimise the emission of smoke and obnoxious fumes, and shall be effectively "sound reduced" by means of silencers, mufflers, acoustic sheds or screens or to the satisfaction of the Architect.

        Notwithstanding the provisions of Clause 8.10 in these Specification - Preliminaries (Working Hours) the Architect may stop all work between the hours of 7 p.m. and 8 a.m. on any night or at any time of the day on Sundays or public holidays if this clause is not complied with and no claims whatever will be entertained for any financial or time loss arising out of such stoppage.

8.27    Site Operations

        The Main Contractor shall in the course of carrying out of the Works take full responsibility for the adequate stability and safety of all operations on the Site other than those of Specialist Contractors employed direct by the Employer and utilities companies and have full regard for the safety of all persons on the Site.

        The Main Contractor shall comply with the Building Ordinance, Construction Site (Safety) Regulations, Labour Department Regulations, E.M.S.D. Regulations, Factories and Industrial Undertakings (Safety Officers and Safety Supervisors) Regulations and all other statutory requirements regarding safety on construction sites.

        The Main Contractor shall satisfy Buildings Department's requirement that excavation works within 2m from the existing railway structures, including the TCC200 and TCC400 structures, shall not be carried out by heavy machines.

                                  Attachment 5
                                       to
                             Letter of Clarification
                                       for
                      Contract No. PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)

                          [MAP OF EAST RAIL EXTENSIONS]

                          [MAP OF EAST RAIL EXTENSIONS]

                          [MAP OF EAST RAIL EXTENSIONS]

                          [MAP OF EAST RAIL EXTENSIONS]

                          [MAP OF EAST RAIL EXTENSIONS]

                                  Attachment 6
                                       to
                             Letter of Clarification
                                       for
                      Contract No. PCC-TWS, Tai Wai Station


                (to Chun Wo Construction & Engineering Co. Ltd.)

                                      [MAP]

                                  [FLOOR PLAN]

                                      [MAP]

                                    CONTRACT
                                   CONDITIONS

                                     [LOGO]
                                       KCR
                              [CHINESE CHARACTERS]

                       KOWLOON-CANTON RAILWAY CORPORATION
                                PROPERTY DIVISION

                              CONTRACT NO. PCC-TWS
                        TAI WAI STATION, MA ON SHAN RAIL

                        PUBLIC TRANSPORT INTERCHANGE AND
                       PROPERTY DEVELOPMENT ENABLING WORKS
                              CONSTRUCTION CONTRACT

                             CONDITIONS OF CONTRACT

GENERAL CONDITIONS OF CONTRACT

                         GENERAL CONDITIONS OF CONTRACT

                                                            Contract No.-PCC-TWS

                      Agreement & Schedule of Conditions of
                                Building Contract
                            for use in the Hong Kong
                          Special Administrative Region

                       Standard Form of Building Contract
                      Private Edition -- Without Quantities

PRIVATE EDITION (WITHOUT QUANTITIES)

ARTICLES OF AGREEMENT

made the _____________________________day of _____________________________2003
between Kowloon-Canton Railway Corporation of (or whose registered office is situate at) KCRC House, No. 9 Lok King Street, Fo Tan, Sha Tin, N.T., Hong Kong (hereinafter called 'the Employer') of the one part and Chun Wo Construction & Engineering Co. Ltd. of (or whose registered office is situate at) C2, 5/F., Hong Kong Spinners Industrial Building, 601-603 Tai Nam West Street, Cheung Sha Wan, Kowloon (hereinafter called 'the Main Contractor') of the other part. Whereas the Employer is desirous of* Public Transport Interchange and Property Development Enabling Works (hereinafter called 'the Works') at Tai Wai Station, Ma On Shan Rail and showing and describing the work to be done to be prepared by or under the direction of Ronald Lu & Partners (HK) Limited of 22nd Floor, Wu Chung House, 213 Queen's Road East, Wanchai, Hong Kong his Architect ___________

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

----------
 * State nature of Intended Works.
** It is important that the document to be used as Specification should be marked "A".

                And Whereas the said Drawings as enumerated within the Specification (hereinafter referred to as 'the Contract
                Drawings') and the Specification (   hereinafter referred to as
                'the Specification') have been signed by or on behalf of the parties hereto And Whereas the Main Contractor has made an estimate of the sum which he will require for carrying out the said work;

REFER SPECIAL CONDITIONS OF CONTRACT FOR
AMENDMENT

                Now it is hereby agreed as follows:
                1       For the consideration hereinafter mentioned the Main
                Contractor will upon and subject to the Conditions annexed hereto carry out and complete the Works shown upon the Contract Drawings and described by or referred to in the Specification and in the said Conditions.

                2       The Employer will pay to the Main Contractor the sum of
                Hong Kong Dollars Two Hundred and Eighty Nine Million Five Thousand Nine Hundred and Thirty Eight and Seventy Seven Cents (HK$ 289,005,938.77) (hereinafter referred to as 'the Contract Sum') or such other sum as shall become payable hereunder at the times and in the manner specified in the said Conditions.

REFER SPECIAL CONDITIONS OF CONTRACT FOR
AMENDMENT

                3       The term 'the Architect' in the said Conditions shall
                mean the said Ronald Lu & Partners (HK) Ltd. Of 22nd Floor, Wu Chung House, 213 Queen's Road East, Wanchai, Hong Kong or, in the event of his death or ceasing to be the Architect for the purpose of this Contract, such other person as the Employer shall nominate for that purpose, not being a person to whom the Main Contractor shall object for reasons considered to be sufficient by an arbitrator appointed in accordance with clause 35 of the said Conditions. Provided always that no person subsequently appointed to be the Architect under this Contract shall be entitled to disregard or overrule any certificate or opinion or decision or approval or instruction given or expressed by the Architect for the time being.

REFER SPECIAL CONDITIONS OF CONTRACT FOR
AMENDMENT

                4[A]    The term 'the Quantity Surveyor' in the said Conditions
                shall mean Davis Langdon & Seah Hong Kong Limited of Room 2101 Leighton Centre, 77 Leighton Road, Causeway Bay, Hong Kong or, in the event of his death or ceasing to be the Quantity Surveyor for the purpose of this Contract, such other person as the Employer shall nominate for that purpose, not being a person to whom the Main Contractor shall object for reasons considered to be sufficient by an arbitrator appointed in accordance with clause 35 of the said Conditions.

REFER SPECIAL CONDITIONS OF CONTRACT FOR
AMENDMENT

----------
* Article 4 [A] is to apply where a Quantity Surveyor Is appointed, and Article 4 [B] is to apply where no Quantity Surveyor is appointed. Therefore complete whichever is appropriate and delete the alternative.

IN WITNESS whereof this Articles of Agreement has been executed as a deed the day and year first above written.

THE SEAL of THE KOWLOON-CANTON                         )
RAILWAY CORPORATION is hereunto affixed                )
by authority of the Managing Board; and signed by      )


-----------------------------                          -------------------------
Authorised Signature                                   Authorised Signature

In the presence of:-


-----------------------------                          -------------------------
Witness                                                Witness

THE COMMON SEAL of                                     )
CHUN WO CONSTRUCTION &                                 )
ENGINEERING CO. LTD.                                   )
was affixed hereto                                     )
in the presence of:                                    )


-----------------------------
Mr. Kwok Yuk Chiu, Clement
Managing Director

        INDEX

Clause No.                                                                               Page
    1   Main Contractor's Obligations...................................................    5
    2   Architect's Instructions........................................................    5
    3   Contract Documents..............................................................    6
    4   Statutory Obligations, Notices, Fees and Charges................................    6
    5   Levels and Setting out of the Works.............................................    7
    6   Materials, Goods and Workmanship to Conform to Description, Testing
        and Inspection..................................................................    7
    7   Royalties and Patent Rights.....................................................    8
    8   Foreman-in-Charge...............................................................    8
    9   Access for Architect to the Works...............................................    8
   10   Clerk of Works..................................................................    8
   11   Variations, Provisional and Prime Cost Sums.....................................    8
   12   Quality and Quantity of the Work................................................   10
   13   Contract Sum....................................................................   10
   14   Materials and Goods, Unfixed or Off-site........................................   11
   15   Practical Completion and Defects Liability......................................   11
   16   Sectional Completion............................................................   11
   17   Assignment or Sub-letting.......................................................   13
   18   Injury to Persons and Property and Employer's Indemnity.........................   13
   19   Insurance against Injury to Persons and Property................................   13
   20   Insurance of the Works against Fire, etc........................................   15
   21   Possession, Completion and Postponement.........................................   16
   22   Damages for Non-completion......................................................   17
   23   Extension of Time...............................................................   17
   24   Loss and Expense Caused by Disturbance of Regular Progress of the
        Works...........................................................................   18
   25   Determination by Employer.......................................................   19
   26   Determination by Main Contractor................................................   20
   27   Nominated Sub-Contractors.......................................................   22
   28   Nominated Suppliers.............................................................   26
   29   Artists and Tradesmen...........................................................   27
   30   Certificates and Payments.......................................................   29
   31   Surety Bond.....................................................................   30
   32   Outbreaks of Hostilities........................................................   31
   33   War Damage......................................................................   31
   34   Antiquities.....................................................................   32
   35   Arbitration.....................................................................   33
   36   Fluctuation in Wage Rates.......................................................   34
        Appendix........................................................................   36

        THE CONDITIONS HEREINBEFORE REFERRED TO:

1       Main Contractor's Obligations

                                        Main Contractor's Obligations

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

2       Architect's Instructions

        (1) The Main Contractor shall (subject to sub-clauses (2) and (3) of this Condition) forth with comply with all instructions issued to him by the Architect in regard to any matter in respect of which the Architect is expressly empowered by these Conditions to issue instructions. If within seven days after receipt of a written notice from the Architect requiring compliance with an instruction the Main Contractor does not comply therewith, then the Employer may employ and pay other persons to execute any work whatsoever which may be necessary to give effect to such instruction and all costs incurred in connection with such employment shall be recoverable from the Main Contractor by the Employer as a debt or may be deducted by him from any monies due or to become due the Main Contractor under this Contract.

                                        Architect's Instructions

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

        (2) Upon receipt of what purports to be an instruction issued to him by the Architect the Main Contractor may request the Architect to specify in writing the provision of these Conditions which empowers the issue of the said instruction. The Architect shall forthwith comply with any such request, and if the Main Contractor shall thereafter comply with the said instruction (neither party before such compliance having given to the other a written request to concur in the appointment of an arbitrator under clause 35 of these Conditions in order that it may be decided whether the provision specified by the Architect empowers the issue of the said instruction), then the issue of the same shall be deemed for all the purposes of this Contract to have been empowered by the provision of these Conditions specified by the Architect in answer to the Main Contractor's request.

        (3) All instructions issued by the Architect shall be issued in writing. Any instruction issued orally shall be of no immediate effect, but shall be confirmed in writing by the Main Contractor to the Architect within seven days, and if not dissented from in writing by the Architect to the Main Contractor within seven days from receipt of the Main Contractor's confirmation shall take effect as from the expiration of the latter said seven days.

        Provided always:

                (a) That if the Architect within seven days of giving such an oral instruction shall himself confirm the same in writing, then the Main Contractor shall not be obliged to confirm as aforesaid, and the said instruction shall take effect as from the date of the Architect's confirmation, and

                (b) That if neither the Main Contractor nor the Architect shall confirm such an oral instruction in the manner and at the time aforesaid but the Main Contractor shall nevertheless comply with the same, then the Architect may confirm the same in writing at any time prior to the issue of the Final Certificate, and the said instruction shall thereupon be deemed to have taken effect on the date on which it was issued.

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

3       Contract Documents

        (1) The Contract Drawings, the Specification and the Schedule of Rates hereinafter referred to shall remain in the custody of the Architect or of the Quantity Surveyor so as to be available at all reasonable times for the inspection of the Employer or of the Main Contractor.

Contract Documents

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

        (3) As and when from time to time as may be necessary the Architect without charge to the Main Contractor shall furnish him with two copies of such drawings or details as are reasonably necessary either to explain and amplify the Contract Drawings or to enable the Main Contractor to carry out and complete the Works in accordance with these Conditions.

        (4) The Main Contractor shall keep one copy of the Contract Drawings, one copy of the Specification, and one copy of the drawings and details referred to in sub-clause (3) of this Condition upon the Works so as to be available to the Architect or his representative at all reasonable times.

        (5) Upon final payment under clause 30 (6) of these Conditions the Main Contractor shall, if so requested by the Architect, forthwith return to the Architect all drawings, details, specifications, descriptive schedules and other documents of a like nature which bear his name.

        (6) None of the documents hereinbefore mentioned (except the Schedule of Rates) and no bill of quantities or other statement as to quantities of work at any time supplied to or by the Main Contractor shall be used by him for any purpose other than this Contract and neither the Employer, the Architect nor the Quantity Surveyor shall divulge or use except for the purposes of this Contract any of the rates in the Schedule of Rates.

        (7) Any certificate to be issued by the Architect under these Conditions shall be issued o the Main Contractor.

4       Statutory Obligations, Notices, Fees and Charges

        (1) The Main Contractor shall comply with and give all notices required by any Act or Ordinance of Government, any instrument, rule or order made under any Act or Ordinance of Government, or any regulation or byelaw of any local authority or of any statutory undertaker which has any jurisdiction with regard to the Works or with whose systems the same are or will be connected. The Main Contractor before making any variation from the Contract Drawings or the Specification necessitated by such

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

Statutory Obligations, Notices, Fees and
Charges

4       Statutory Obligations, Notices, Fees and Charges (Cont'd)

        compliance shall give to the Architect a written notice specifying and giving the reason for such variation and the Architect may issue instructions in regard thereto. If within seven days of having given the said written notice the Main Contractor does not receive any instructions in regard to the matters therein specified, he shall proceed with the work conforming to the Act or Ordinance of Government, instrument, rule, order, regulation or byelaw in question and any variation thereby necessitated shall be deemed to be a variation required by the Architect.

        (2) The Main Contractor shall pay and indemnify the Employer against liability in respect of any fees or charges (including any rate or taxes) legally demandable under any Act or Ordinance of Government, any instrument, rule or order made under any Act or Ordinance of Government, or any regulation or byelaw of any local authority or of any statutory undertaker in respect of the Works.

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

5       Levels and Setting Out of the Works

                                        Levels and Setting out of the Works

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

6 Materials, Goods and Workmanship to Conform to Description, Testing and Inspection

                                        Materials, Goods and Workmanship to
                                        Conform to Description, Testing and
                                        Inspection

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

        (2) The Main Contractor shall upon the request of the Architect furnish him with vouchers to prove that the materials and goods comply with sub-clause (1) of this Condition.

        (4) The Architect may issue instructions in regard to the removal from the site of any work, materials or goods which are not in accordance with this Contract.

        (5) The Architect may (but not unreasonably or vexatiously) issue instructions requiring the dismissal from the Works of any person employed thereon.

7       Royalties and Patent Rights

Royalties and Patent Rights

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

8       Foreman-in-Charge

Foreman-in-Charge

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

9       Access for Architect to the Works

        The Architect and his representatives shall at all reasonable times have access to the Works and to the workshops or other places of the Main Contractor where work is being the Works prepared for the Contract, and when work is to be so prepared in workshops or other places of a sub-contractor (whether or not a Nominated Sub-Contractor as defined in clause 27 of these Conditions) the Main Contractor shall by a term in the sub-contract so far as possible secure a similar right of access to those workshops or places for the Architect and his representatives and shall do all things reasonably necessary to make such right effective.

Access for Architect to the Works

10      Clerk of Works

        and the Main Contractor shall afford every reasonable facility for the performance of that duty. If any directions are given to the Main Contractor or to his foreman upon the Works by Architect's representative the same shall be of no effect unless given in regard to a matter in respect of which the Architect is expressly empowered by these Conditions to issue instructions and unless confirmed in writing by the Architect within two working days of their being given. If any such directions are so given and confirmed then as from the date of confirmation they shall be deemed to be Architect's instructions.

Clerk of Works

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

11      Variations, Provisional and Prime Cost Sums

        (1) The Architect may issue instructions requiring a variation and he may sanction in writing any variation made by the Main Contractor otherwise than pursuant to an instruction of the Architect. No variation required by the Architect or subsequently sanctioned by him shall vitiate this Contract.

Variations. Provisional and Prime Cost
Sums

11      Variations, Provisional and Prime Cost Sums (Cont'd)

        (2) The term 'variation' as used in these Conditions means the alteration or modification of the design, quality or quantity of the Works as shown upon and includes the addition, omission or substitution of any work, the alteration of the kind or standard of any of the materials or goods to be used in the Works, and the removal from the site of any work, materials or goods executed or brought thereon by the Main Contractor for the purposes of the Works other than work, materials or goods which are not in accordance with this Contract.

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

        (3) The Architect shall issue instructions in regard to the expenditure of prime cost* and provisional sums included in the Specification or Summary of Tender and of prime cost sums which arise as a result of instructions issued in regard to the expenditure of provisional sums.

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

        (4) All variations required by the Architect or subsequently sanctioned by him in writing and all work executed by the Main Contractor for which provisional sums are included in the Specification or Summary of Tender (other than work for which a tender made under clause 27 (g) of these Conditions has been accepted) shall be measured and valued by the Quantity Surveyor who shall give to the Main Contractor an opportunity of being present at the time of such measurement and of taking such notes and measurements as the Main Contractor may require. The valuation of variations and of work executed by the Main Contractor for which a provisional sum is included in the Specification or Summary of Tender (other than work for which a tender has been accepted as aforesaid) unless otherwise agreed shall be made in accordance with the following rules:-

                (a) The prices in the Schedule of Rates shall determine the valuation of work of similar character executed under similar conditions as work priced therein;

                (b) The said prices, where work is not of a similar character or executed under similar conditions as aforesaid, shall be the basis of prices for the same so far as may be reasonable, failing which a fair valuation thereof shall be made;

                (c) Where work cannot properly be measured and valued the Main Contractor shall be allowed daywork rates:

                        (i) at the rates inserted by the Main Contractor in the Schedule of Rates or in the Form of Tender; or

                        (ii) where no such rates have been inserted, the Quantity surveyor shall determine rates that are reasonable;

                        (iii) where materials are specifically provided for work valued under subclause (4) (c) of this Condition such materials shall be valued at cost plus the cost of packing, carriage and delivery with an addition of fifteen per cent (15%) for overheads and profit.

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

                        Provided that in any case vouchers, specifying the time daily spent upon the work (and if required by the Architect the workmen's names) and the materials employed, shall be delivered for verification to the Architect or his authorised representative not later than the end of the week following that in which the work has been executed:

                (d) The rates contained in the Schedule of Rates shall determine the valuation of items omitted: provided that if omissions substantially vary the conditions

----------
* The term 'prime cost' may be Indicated by the abbreviation 'P.C.' In any document relating to this Contract (Including the Specification), and wherever the abbreviation is used it shall be deemed to mean 'prime cost'.

11      Variations, Provisional and Prime Cost Sums (Cont'd)

                        under which any remaining items of work are carried out the prices for such remaining items shall be valued under rule (b) of this sub-clause.

                (e) If required by the Architect the Main Contractor shall within fourteen days of the Architect's written request submit a detailed estimate of the value of any variation.

        (5) Effect shall be given to the measurement and valuation of variations under sub-clause (4) of this Condition in Interim Certificates and by adjustment of the Contract Sum; and effect shall be given to the measurement and valuation of work for which a provisional sum is included in the Specification or Summary of Tender under the said sub-clause in Interim Certificates and by adjustment of the Contract
        Sum in accordance with clause 30(5)(c) of these Conditions.

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        (6) If upon written application being made to him by the Main Contractor, the Architect is of the opinion that a variation or the execution by the Main Contractor of work for which a provisional sum is included in the Specification or Summary of Tender (other than work for which a tender made under clause 27(g) of these Conditions has been accepted) has involved the Main Contractor in direct loss and/or expense for which he would not be reimbursed by payment in respect of a valuation made in accordance with the rules contained in sub-clause (4) of this Condition and if the said application is made within a reasonable time of the loss or expense having been incurred, then the Architect shall either himself ascertain or shall instruct the Quantity Surveyor to ascertain the amount of such loss or expense. Any amount from time to time so ascertained shall be added to the Contract Sum, and if an Interim Certificate is issued after the date of ascertainment any such amount shall be added to the amount which would otherwise be stated as due in such Certificate.

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12      Quality and Quantity of the Work

Quality and Quantity of the work

        (2) If any discrepancy in or divergence between the Contract Drawings and the Specification should arise, the Specification shall take precedence over the Contract Drawings unless otherwise stated in the Specification.

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        (3) Any error in desciption or in quantity in or omission of items from the Contract Drawings and/or the Specification shall not vitiate this Contract but shall be corrected and deemed to be a variation required by the Architect.

        (4) Any bills of quantities or other statements as to quantities of work which may at any time be supplied to or by the Main Contractor shall not form part of this Contract, and the rates contained in the Schedule of Rates shall apply notwithstanding any discrepancy between such rates and anything contained in any such bill or other statement.

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13      Contract Sum

        The Contract Sum shall not be adjusted or altered in any way whatsoever otherwise than in accordance with the express provisions of these Conditions, and subject to clause 12(3) of these Conditions any error whether of arithmetic or not in the computation of the Contract Sum shall be deemed to have been accepted by the parties hereto.

Contract Sum

14      Materials and Goods, Unfixed or Off-site

        Unfixed materials and goods, delivered to, placed on or adjacent to the Works and intended therefor shall not be removed except for use upon the Works unless the Architect has consented in writing to such removal which consent shall not be unreasonably withheld. Where the value of any such materials or goods has in accordance with these Conditions been included in any Interim Certificate under which the Main Contractor has received payment, such materials and goods shall become the property of the Employer, the Main Contractor shall remain responsible for loss or damage to the same.

                                        Materials and Goods. Unfixed or Off site

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15      Practical Completion and Defects Liability

                                        Practical Completion and Defects
                                        Liability

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*16     Sectional Completion

                                        Sectional Completion

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     * This clause shall be deemed to be part of the Contract only If specifically so stated in the Specification.

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17      Assignment or Sub-letting

                                        Assignment or Sub-letting

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18      Injury to Persons and Property and Employer's Indemnity

        (1) The Main Contractor shall be liable for, and shall indemnify the Employer against, any expense, liability, loss, claim or proceedings whatsoever arising under any statute or at common law in respect of personal injury to or the death of any person whomsoever arising out of or in the course of or caused by the carrying out of the Works,

                                        Injury to Persons and Property and
                                        Employer's Indemnity

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        (2) Main Contractor shall be liable for, and shall indemnify the Employer against, any expense, liability, loss, claim or proceedings in respect of any injury or damage whatsoever to any property real or personal in so far as such injury or damage arises out of or in the course of or by reason of the carrying out of the Works, and provided always that the

19      Insurance Against Injury to Persons and Property

                                        Insurance against Injury to Persons and
                                        Property

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19      Insurance Against Injury to Persons and Property (Cont'd)

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20      Insurance of the Works Against Fire, Etc.

                                        Insurance of the Works against Fire,
                                        etc.

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     * Clause 20 [A] is applicable to the erection of a new building if the Main Contractor is required to insure against loss or damage by fire, etc.: clause 20 [B] is applicable to alterations of or extensions to an existing building; therefore strike out clause [A] or [B| as the case may require.
    ** In some cases it may not be possible for the Employer to take out insurance against certain of the risks mentioned in this clause. This matter should be arranged between the parties at the tender stage and the clause amended accordingly.

20      Insurance of the Works Against Fire, Etc. (Cont'd)

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21      Possession, Completion and Postponement

Possession, Completion and Postponement

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        (2) The Architect may issue instructions in regard to the postponement of any work to be executed under the provisions of this Contract.

22      Damages for Non-completion

        If the Main Contractor fails to complete the Works by the Date for Completion stated in the appendix to these Conditions or within any extended time fixed under clause 23 or clause 33 (1) (c) of these Conditions and the Architect certifies in writing that in his opinion the same ought reasonably so to have been completed, then the Main Contractor shall pay or allow to the Employer a sum calculated at the rate stated in the said appendix as Liquidated and Ascertained Damages for the period during which the Works shall so remain or have remained incomplete, and the Employer may deduct such sum from any monies due or to become due to the Main Contractor under this Contract.

                                        Damages for Non-completion

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23      Extension of Time

                                        Extension of Time

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24      Loss and Expense Caused by Disturbance of Regular Progress of the Works

        (1) If upon written application being made to him by the Main Contractor the Architect is of the opinion that the Main Contractor has been involved in direct loss and/or expense for which he would not be reimbursed by a payment made under any other provision in this Contract by reason of the regular progress of the Works or of any part thereof having been materially affected by:

Loss and Expense Caused by Disturbance
of Regular Progress of the Works

                (a) The Main Contractor not having received in due time necessary instructions, drawings, details or levels from the Architect for which he specifically applied in writing on a date which having regard to the Date for Completion stated in the appendix to these Conditions or to any extension of time then fixed under clause 23 or clause 33 (1) (c) of these Conditions was neither unreasonably distant from nor unreasonably close to the date on which it was necessary for him to receive the same; or

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                (b) The opening up for inspection of any work covered up or the testing of any of the work, materials or goods in accordance with clause 6 (3) of these Conditions (including making good in consequence of such opening up or testing), unless the inspection or test showed that the work, materials or goods were not in accordance with this Contract; or

                (c) Any discrepancy in or divergence between the Contract Drawings and/or the Specification; or

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                (e) Architect's instructions issued in regard to the postponement of any work to be executed under the provisions of this Contract;

        and if the written application is made within a reasonable time of it becoming apparent that the progress of the Works or of any part thereof has been affected as aforesaid, then

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     * This sub-clause shall be deemed to be part of the Contract only if specifically so stated in the Specification.

24 Loss and Expense Caused by Disturbance of Regular Progress of the Works (Cont'd)

        the Architect shall either himself ascertain or shall instruct the Quantity Surveyor to ascertain the amount of such loss and/or expense. Any amount from time to time so ascertained shall be added to the Contract Sum, and if an Interim Certificate is issued after the date of ascertainment any such amount shall be added to the amount which would otherwise be stated as due in such Certificate.

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        (2) The provisions of this Condition are without prejudice to any other rights and remedies which the Main Contractor may possess.

25      Determination by Employer

        (1) If the Main Contractor shall make default in any one or more of the following respects, that is to say:-

                                        Determination by Employer

                (a) If he without reasonable cause wholly suspends the carrying out of the Works before completion thereof, or

                (b) If he fails to proceed regularly and diligently with the Works, or

                (c) If he refuses or persistently neglects to comply with a written notice from the Architect requiring him to remove defective work or improper materials or goods and by such refusal or neglect the Works are materially affected, or

                (d) If he fails to comply with the provisions of clause 17 of these Conditions,

        then the Architect may give to him a notice by registered post or recorded delivery specifying the default, and if the Main Contractor either shall continue such default for fourteen days after receipt of such notice or shall at any time thereafter repeat such default (whether previously repeated or not), then the Employer without prejudice to any other rights or remedies, may within ten days after such continuance or repetition by notice by registered post or recorded delivery forthwith determine the employment of the Main Contractor under this Contract, provided that such notice shall not be given unreasonably or vexatiously.

        (2) In the event of the Main Contractor becoming bankrupt or making a composition or arrangement with his creditors or having a winding up order made or (except for purposes of reconstruction) a resolution for voluntary winding up passed or a receiver or manager of his business or undertaking duly appointed, or possession taken, by or on behalf of the holders of any debentures secured by a floating charge, of any property comprised in or subject to the floating charge, the employment of the Main Contractor under this Contract shall be forthwith automatically determined but the said employment may be reinstated and continued if the Employer and the Main Contractor his trustee in bankruptcy liquidator receiver or manager as the case may be shall so agree.

        (3) In the event of the employment of the Main Contractor being determined as aforesaid and so long as it has not been reinstated and continued, the following shall be the respective rights and duties of the Employer and Main Contractor:-

                (a) The Employer may employ and pay other persons to carry out and complete the Works and he or they may enter upon the Works and use all temporary buildings, plant, tools, equipment, materials and goods intended for, delivered to and placed on or adjacent to the Works, and may purchase all materials and goods necessary for the carrying out and completion of the Works.

                (b) The Main Contractor shall [except where the determination occurs by reason of the bankruptcy of the Main Contractor or of him having a winding up order made or (except for the purposes of reconstruction) a resolution for voluntary winding up passed] if so required by the Employer or Architect within fourteen days of the date of determination, assign to the Employer without payment the benefit of any agreement for the supply of materials or goods and/or for the execution of any work for the purposes of this Contract but on the terms that a supplier or sub-contractor shall be entitled to make any reasonable objection to any further assignment thereof by the Employer. In any case the Employer may pay any supplier or sub-contractor for any materials or goods delivered or works executed for the purposes of this Contract (whether before or after the date of determination) in so far as the price thereof has not already been paid by the Main Contractor. The Employer's rights under this paragraph are in addition to his rights to pay Nominated Sub-Contractors as provided in clause 27 (c) of these Conditions and payments made under this paragraph may be deducted from any sum due or to become due to the Main Contractor.

                (c) The Main Contractor shall as and when required in writing by the Architect so to do (but not before) remove from the Works any temporary buildings, plant, tools, equipment, materials and goods belonging to or hired by him. If within a reasonable time after any such requirement has been made the Main Contractor has not complied therewith, then the Employer may (but without being responsible for any loss or damage) remove and sell any such property of the Main Contractor, holding the proceeds less all costs incurred to the credit of the Main Contractor.

                (d) The Main Contractor shall allow or pay to the Employer in the manner hereinafter appearing the amount of any direct loss and/or damage caused to the Employer by the determination. Until after completion of the Works under paragraph (a) of this sub-clause the Employer shall not be bound by any provision of this Contract to make any further payment to the Main Contractor, but upon such completion and the verification within a reasonable time of the accounts therefor the Architect shall certify the amount of expenses properly incurred by the Employer and the amount of any direct less and/or damage caused to the Employer by the determination and, if such amounts when added to the monies paid to the Main Contractor before the date of determination exceed the total amount which would have been payable on due completion in accordance with this Contract, the difference shall be a debt payable to the Employer by the Main Contractor; and if the said amounts when added to the said monies be less than the said total amount, the difference shall be a debt payable by the Employer to the Main Contractor.

26      Determination by Main Contractor

        (1) Without prejudice to any other rights and remedies which the Main Contractor may possess, if

Determination by Main Contractor

                (a) The Employer does not pay to the Main Contractor the amount due on any certificate within the Period for Honouring Certificates named in the appendix to these Conditions and continues such default for seven days after receipt by registered post or recorded delivery of a notice from the Main Contractor stating that notice of determination under this Condition will be served if payment is not made within seven days from receipt thereof; or

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                (b) The Employer interfers with or obstructs the issue of any certificate due under this Contract; or

                (c) The carrying out of the whole or substantially the whole of the uncompleted Works (other than the execution of work required under clause 15 of these Conditions) is suspended for a continuous period of the length named in the appendix to these Conditions by reason of:

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                        (i)     force majeure, or

                        (iv)    Architect's instructions issued under clause 1
                                (2), 11 (1) or 21 (2) of these Conditions, or

                        (v) the Main Contractor not having received in due time necessary instructions, drawings, details or levels from the Architect for which he specifically applied in writing on a date which having regard to the Date for Completion stated in the appendix to these Conditions or to any extension of time then fixed under clause 23 or clause 33 (1) (c) of these Conditions was neither unreasonably distant from nor unreasonably close to the date on which it was necessary for him to receive the same, or

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                        (vii) the opening up for inspection of any work covered up or of the testing of any of the work, materials or goods in accordance with clause 6
                                (3) of these Conditions (including making good in consequence of such opening up or testing), unless the inspection or test showed that the work, materials or goods were not in accordance with this Contract,

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                (d) The Employer becomes bankrupt or makes a composition or arrangement with his creditors or has a winding up order made or (except for the purposes of reconstruction) a resolution for voluntary winding up passed or a receiver or manager of his business or undertaking is duly appointed, or possession is taken by or on behalf of the holders of any debentures secured by a floating charge of any property comprised in or subject to the floating charge, then the Main Contractor may thereupon by notice by registered post or recorded delivery to the Employer or Architect forthwith determine the employment of the Main Contractor under this Contract; provided that such notice shall not be given unreasonably or vexatiously.

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                                        AMENDMENT

        Provided that paragraph (c) of this sub-clause not be applicable if the suspension arises out of default made by the Main Contractor.

        (2) Upon such determination, then without prejudice to the accrued rights or remedies of either party or to any liability of the classes mentioned in clause 18 of these Conditions which may accrue either before the Main Contractor or any sub-contractors shall have removed his temporary buildings, plant, tools, equipment, materials or goods or by reason of his or their so removing the same, the respective rights and liabilities of the Main Contractor and the Employer shall be as follows, that is to say:-

                (a) The Main Contractor shall with all reasonable dispatch and in such manner and with such precautions as will prevent injury, death or damage of the classes in respect of which before the date of determination he was liable to indemnify the Employer under clause 18 of these Conditions remove from the site all his temporary buildings, plant, tools, equipment, materials and goods and shall give facilities for his sub-contractors to do the same, but subject always to the provisions of sub-paragraph (iv) of paragraph (b) of this sub-clause.

                (b) After taking into account amounts previously paid under this Contract the Main Contractor shall be paid by the Employer:-

                        (i) The total value of work completed at the date of determination.

                        (ii) The total value of work begun and executed but not completed at the date of determination, the value being ascertained in accordance with clause 11 (4) of these Conditions as if such work were a variation required by the Architect.

                        (iii) Any sum ascertained in respect of direct loss and/or expense under clauses 11 (6), 24 and 34
                                (3) of these Conditions (whether ascertained before or after the date of determination).

                        (iv) The cost of materials or goods properly ordered for the Works for which the Main Contractor shall have paid or for which the Main Contractor is legally bound to pay, and on such payment by the Employer any materials or goods so paid for shall become the property of the Employer.

                        (v)     The reasonable cost of removal under paragraph
                                (a) of this sub-clause.

                        (vi) Any direct loss and/or damage caused to the Main Contractor by the determination.

        Provided that in addition to all other remedies the Main Contractor upon such determination may take possession of and shall have a lien upon all unfixed materials and goods, which may have become the property of the Employer under clause 14 of these Conditions until payment of all monies due to the Main Contractor from the Employer.

27      Nominated Sub-Contractors

        The following provisions of this Condition shall apply where prime cost sums are included in the Specification or Summary of Tender or arise as a result of Architect's instructions given in regard to the expenditure of provisional sums in respect of persons to be nominated by the Architect to supply and fix materials or goods or to execute work.

Nominated Sub-Contractors

                (a) Such sums shall be deemed to be nett (no discount allowed) and shall be expended in favour of such persons as the Architect shall instruct, and all specialists or others who are nominated by the Architect are hereby declared to be sub-contractors employed by the Main Contractor and are referred to in these Conditions as 'Nominated Sub-Contractors'. Provided that the Architect shall not nominate any person as a sub-contractor against whom the Main Contractor shall make reasonable objection, or (save where the Architect and Main Contractor shall otherwise agree) who will not enter into a sub-contract which provides (inter alia):-

                        (i) That the Nominated Sub-Contractor shall carry out and complete the Sub-Contract Works in every respect to the reasonable satisfaction of the Main Contractor and of the Architect, and in conformity with all the reasonable directions and requirements of the Main Contractor.

                        (ii) That the Nominated Sub-Contractor shall observe, perform and comply with all the provisions of this Contract on the part of the Main Contractor to be observed, performed and complied with (other than clause 20 [A] of these Conditions, if applicable) so far as they relate and apply to the Sub-Contract Works or to any portion of the same.

                        (iii) That the Nominated Sub-Contractor shall indemnify the Main Contractor against the same liabilities in respect of the Sub-Contract Works as those for which the Main Contractor is liable to indemnify the Employer under this Contract.

                        (iv) That the Nominated Sub-Contractor shall indemnify the Main Contractor against claims in respect of any negligence, omission or default of such sub-contractor, his servants or agents or any misuse by him or them of any scaffolding or other plant, and shall insure himself against any such claims and produce the policy or policies and receipts in respect of premiums paid as and when required by either the Architect or the Main Contractor.

                        (v) That the Sub-Contract Works shall be completed within the period or (where they are to be completed in sections) periods therein specified, that the Main Contractor shall not without the written consent of the Architect grant any extension of time for the completion of the Sub-Contract Works or any section thereof, and that the Main Contractor shall inform the Architect of any representation made by the Nominated Sub-Contractor as to the cause of any delay in the progress or completion of the Sub-Contract Works or of any section thereof.

                        (vi) That if the Nominated Sub-Contractor shall fail to complete the Sub-Contract Works or (where the Sub-Contract Works are to be completed in sections) any section thereof within the period therein specified or within any extended time granted by the Main Contractor with the written consent of the Architect, and the Architect certifies in writing to the Main Contractor that the same ought reasonably so to have been completed, the Nominated Sub-Contractor shall pay or allow to the Main Contractor either a sum calculated at the rate therein agreed as liquidated and ascertained damages for the period during which the said Works or any section thereof, as the case may be, shall so remain or have remained incomplete or (where no such rate is therein agreed) a sum equivalent to any loss or damage suffered or incurred by the Main Contractor and caused by the failure of the Nominated Sub-Contractor as aforesaid.

                        (vii) That payment in respect of any work, materials or goods comprised in the sub-contract shall be made within fourteen days after receipt by the Main Contractor of payment from the Employer against the Architect's certificate under clause 30 of these Conditions which states as due an amount calculated by including the estimated value of such work, materials or goods, and shall when due be subject to the retention by the Main Contractor of the sums mentioned in sub-paragraph (viii) of paragraph (a) of this Condition.

                        (viii) That the Main Contractor shall retain from the sum directed by the Architect as having been included in the calculation of the amount stated as due in any certificate issued under clause 30 of these Conditions in respect of the total value of work, materials or goods executed or supplied by the Nominated Sub-Contractor the percentage of such value named in the appendix to the Sub-Contract Conditions (or, if there be none, in the appendix to these Conditions) as Percentage of Certified Value Retained up to the total amount specified in the appendix to the Sub-Contract Conditions as Limit of Retention Fund (or, if there be none, up to a total amount not exceeding a sum which shall bear the same proportion to the Sub-Contract Sum as the Limit under the Main Contract bears to the Main Contract Sum excluding all amounts included therein in respect of Nominated Sub-Contract works); and that the Main Contractor's interest in any sums so retained (by whomsoever held) shall be fiduciary as trustee for the Nominated Sub-Contractor (but without obligation to invest); and that the Nominated Sub-Contractor's beneficial interest in such sums shall be subject only to the right of the Main Contractor to have recourse thereto from time to time for payment of any amount which he is entitled under the sub-contract to deduct from any sum due or to become due to the Nominated Sub-Contractor; and that if and when such sums or any part thereof are released to the Nominated Sub-Contractor they shall be paid in full.

                        (ix) That the Architect and his representatives shall have a right of access to the workshops and other places of the Nominated Sub-Contractor as mentioned in clause 9 of these Conditions.

                        (x)     That the employment of the Nominated
                                Sub-Contractor under the sub-contract shall determine immediately upon the determination (for any reason) of the Main Contractor's employment under this Contract.

                (b) The Architect shall direct the Main Contractor as to the estimated value of the work, materials or goods executed or supplied by a Nominated Sub-Contractor included in the calculation of the amount stated as due in any certificate issued under clause 30 of these Conditions and shall forthwith inform the Nominated Sub-Contractor in writing of the amount of the said estimated value. The sum representing such estimated value shall be paid by the Main Contractor to the Nominated Sub-Contractor within fourteen days of receiving payment from the Employer against the Architect's certificate less only
                        (i) any retention money which the Main Contractor may be entitled to deduct under the terms of the sub-contract, and (ii) any sum to which the Main Contractor may be entitled in respect of delay in completion of the Sub-Contract Works or any part thereof.

                (c) Before issuing any certificate under clause 30 of these Conditions the Architect may request the Main Contractor to furnish to him reasonable proof that all amounts (less due retentions) included in the calculation of the amount stated as due in previous certificates in respect of the total value of the work, materials or goods executed or supplied by any Nominated Sub-Contractor have been duly discharged, and if the Main Contractor fails to comply with any such request and unless he shall produce to the Architect in writing

                        (i) reasonable cause for witholding or refusing to discharge such amounts as are due, and

                        (ii) reasonable proof that he has so informed such Nominated Sub-Contractor, the Architect shall issue a certificate to that effect and thereupon the Employer may himself pay such amounts to any Nominated Sub-Contractor concerned and deduct the same from any sums due or to become due to the Main Contractor.

                (d)     (i)     The Main Contractor shall not grant to any
                                Nominated Sub-Contractor any extension of the period within which the Sub-Contract Works or (where the Sub-Contract Works are to be completed in sections) any section thereof is to be completed without the written consent of the Architect, provided always that the Main
                                Contractor shall inform the Architect of any representations made by the Nominated
                                Sub-Contractor as to the cause of any delay in the progress or completion of the Sub-Contract
                                Works or of any section thereof, and that the consent of the Architect shall not be unreasonably withheld.

                        (ii) If any Nominated Sub-Contractor fails to complete the Sub-Contract Works or (where the Sub-Contract Works are to be completed in sections) any section thereof within the period specified in the sub-contract or within any extended time granted by the Main Contractor with the written consent of the Architect, then if the same ought reasonably so to have been completed the Architect shall certify in writing accordingly; immediately upon issue the Architect shall send a duplicate of any such certificate to the Nominated Sub-Contractor.

                (e) If the Architect desires to secure final payment to any Nominated Sub-Contractor before final payment is due to the Main Contractor, and if such Nominated Sub-Contractor has satisfactorily indemnified the Main Contractor against any latent defects, then the Architect may in an Interim Certificate include an amount to cover the said final payment, and thereupon the Main Contractor shall pay to such Nominated Sub-Contractor the amount so certified within fourteen days of receiving payment from the Employer against the Architect's certificate. Upon such final payment, the Limit of Retention Fund as defined in the appendix to these Conditions shall be reduced by the amount of the retention in respect of such sub-contract, and save for latent defects the Main Contractor shall be discharged from all liability for the work, materials or goods executed or supplied by such Nominated Sub-Contractor under the sub-contract to which the payment relates.

                (f) Neither the existence nor the exercise of the foregoing powers nor anything else contained in these Conditions shall render the Employer in any way liable to any Nominated Sub-Contractor.

                (g)     (i)     Where the Main Contractor in the ordinary course
                                of his business directly carries out works for which prime cost sums are included in the Specification or Summary of Tender and where items of such works are set out in the appendix to these Conditions and the Architect is prepared to receive tenders from the Main
                                Contractor for such items, then the Main
                                Contractor shall be permitted to tender for the same or any of them but without prejudice to the Employer's right to reject the lowest or any tender. If the Main Contractor's tender is accepted, he shall not sub-let the work without the consent of the Architect:

                                Provided that where a prime cost sum arises under Architect's instructions issued under clause 11 (3) of these Conditions it shall be deemed for the purposes of this paragraph to have been included in the Specification or Summary of Tender and the item of work to which it relates shall likewise be deemed to have been set out in the appendix to these Conditions.

                        (ii) It shall be a condition of any tender accepted under this paragraph that clause 11 of these Conditions shall apply in respect of the items of work included in the tender as if for the reference therein to the Contract Drawings, the Specification or Summary of Tender and the Schedule of Rates there were references to the equivalent documents included in or referred to in the tender.

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29      Artists and Tradesmen

        The Main Contractor shall permit the execution of work not forming part of this Contract by artists, tradesmen or others engaged by the Employer. Every such person shall for the purposes of clause 18 of these Conditions be deemed to be a person for whom the Employer is responsible and not to be a sub-contractor.

                                        Artists and Tradesmen

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30      Certificates and Payments

Certificates and Payments

        (3) The Employer may retain the precentage of the total value of the work, materials and goods referred to in sub-clause (2) and (2)(A) of this Condition which is named in the appendix to these Conditions as Percentage of Certified Value Retained. Provided always that when the sum of the amounts so retained equals the amount named in the said appendix as Limit of Retention Fund or that amount as reduced in pursuance of clause 16(f) and/or clause 27(e) of these Conditions, as the case may be, no further amounts shall be retained by virtue of this sub-clause. The amount of retention under any sub-contract with a Nominated Sub-Contractor shall be determined by the Architect, but if no

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     * This sub-clause shall be deemed to be part of the Contract only If specifically so stated In the Specification.

        Percentage or Limit of sub-contract retention has been determined the Percentage shall be the same as the Percentage in the main contract and the Limit shall bear the same proportion to the Sub-Contract Sum as the Limit under the main contract bears to the Main Contract Sum excluding all amounts included therein in respect of Nominated Sub-Contract works.

        (4) The amount retained by virtue of sub-clause (3) of this Condition shall be subject to the following rules:-

                (a) and the Main Contractor's beneficial interest therein shall be subject only to the right of the Employer to have recourse thereto from time to time for payment of any amount which he is entitled under the provisions of this Contract to deduct from any sum due or to become due to the Main Contractor.

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                (b) On the issue of the Certificate of Practical Completion the Architect shall issue a certificate for one moiety of and the Main Contractor shall, on presenting any such certificate to the Employer, be entitled to payment of the said moiety within the Period for Honouring Certificates named in the appendix to these Conditions.

                (c) On the expiration of the Defects Liability Period named in the appendix to these Conditions, or on the issue of the Certificate of Completion of Making Good Defects, whichever is the later, the Architect shall issue a certificate for the residue of the amounts then so retained and the Main Contractor shall, on presenting any such certificate to the Employer, be entitled to payment of the said residue within the Period for Honouring Certificates named in the appendix to these Conditions.

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        (5)(a) The measurement and valuation of the Works shall be completed within the Period of Final Measurement and Valuation stated in the appendix to these Conditions.

        (b) Either before or within a reasonable time after Practical Completion of the Works the Main Contractor shall send to the Architect all documents necessary for the purposes of the computations required by these Conditions including all documents relating to the accounts of Nominated Sub-Contractors and Nominated Suppliers.

        (c) In the settlement of accounts the amounts paid or payable under the appropriate contracts by the Main Contractor to Nominated Sub-Contractors or Nominated Suppliers, the amount paid or payable by virtue of clause 4(2) of these Conditions in respect of fees or charges for which a provisional sum is included in the Specification or Summary of Tender, the amounts paid or payable in respect of any insurances maintained in compliance with tender sum (or such other sum as is appropriate in accordance with the terms of the tender) for any work for which a tender made under clause 27(g) of these Conditions is accepted and the value of any work executed by the Main Contractor for which a provisional sum is included in the Specification or Summary of Tender shall be set against the relevant prime cost or provisional sum mentioned in the Specification or Summary of Tender or arising under the Architect's instructions issued under clause 11(3) of these Conditions as the case may be, and the balance, after allowing in all cases pro rata for the Main Contractor's profit at the rates shown in the Schedule of Rates, shall be added to or deducted from the

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

        Contract Sum. Provided that no deduction shall be made in respect of any damages paid or allowed to the Main Contractor by any Nominated Sub-Contractor or Nominated Supplier.

        (6) So soon as is practicable but before the expiration of three months from the end of the Defects Liability Period stated in the appendix to these Conditions or from completion of making good defects under clause 15 of these Conditions or from receipt by the Architect of the documents referred to in paragraph (b) of sub-clause (5) of this Condition, whichever is the latest, the Architect shall issue the Final Certificate. The Final Certificate shall state:-

                (a)     The sum of all amounts previously certified, and

                (b) The Contract Sum adjusted as necessary in accordance with the terms of these Conditions.

        and the difference (if any) between the two sums shall be expressed in the said certificate as a balance due to the Main Contractor from the Employer or to the Employer from the Main Contractor as the case may be. Subject to any deductions authorised by these Conditions, the said balance as from the fourteenth day after presentation of the Final Certificate by the Main Contractor to the Employer shall be a debt payable by the Employer to the Main Contractor or as the case may be as from the fourteenth day after issue of the Final Certificate shall be a debt payable by the Main Contractor to the Employer.

        (7) Unless a written request to concur in the appointment of an arbitrator shall have been given under clause 35 of these Conditions by either party before the Final Certificate has been issued or by the Main Contractor within fourteen days after such issue, the said certificate shall be conclusive evidence in any proceedings arising out of this Contract (whether by arbitration under clause 35 of these Conditions or otherwise) that the Works have been properly carried out and completed in accordance with the terms of this Contract and that any necessary effect has been given to all the terms of this Contract which require an adjustment to be made to the Contract Sum, except and insofar as any sum mentioned in the said certificate is erroneous by reason of:-

                (a) Fraud, dishonesty or fraudulent concealment relating to the Works, or any part thereof, or to any matter dealt with in the said certificate; or

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

                (c) Any accidental inclusion or exclusion of any work, materials, goods or figure in any computation or any arithmetical error in any computation.

        (8) Save as aforesaid no certificate of the Architect shall of itself be conclusive evidence that any works, materials or goods to which it relates are in accordance with this Contract.

31      Surety Bond

Surety Bond

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

*32     Outbreaks of Hostilities

        (1) If during the currency of this Contract there shall be an outbreak of hostilities (whether war is declared or not) in which Hong Kong shall be involved on a scale involving the general mobilisation of the armed forces of the People's Republic of China in Hong Kong, then either the Employer or the Main Contractor may at any time by notice by registered post or recorded delivery to the other, forthwith determine the employment of the Main Contractor under this Contract:

                                        Outbreaks of Hostilities

        Provided that such a notice shall not be given

                (a) Before the expiration of twenty-eight days from the date on which the order is given for general mobilisation as aforesaid, or

                (b) After Practical Completion of the Works unless the Works or any part thereof shall have sustained war damage as defined in clause 33(4) of these Conditions.

        (2) The Architect may within fourteen days after a notice under this Condition shall have been given or received by the Employer issue instructions to the Main Contractor requiring the execution of such protective work as shall be specified therein and/or the continuation of the Works up to points of stoppage to be specified therein, and the Main Contractor shall comply with such instructions as if the notice of determination had not been given.

        Provided that if the Main Contractor shall for reasons beyond his control be prevented from completing the work to which the said instructions relate within three months from the date on which the instructions were issued, he may abandon such work.

        (3) Upon the expiration of fourteen days from the date on which a notice of determination shall have been given or received by the Employer under this Condition or where works are required by the Architect under the preceding sub-clause upon completion or abandonment as the case may be of any such works, the provisions of sub-clause (2) (except sub-paragraph (vi) of paragraph (b)) of clause 26 of these Conditions shall apply, and the Main Contractor shall also be paid by the Employer the value of any work executed pursuant to instructions given under sub-clause (2) of this Condition, the value being ascertained in accordance with clause 11(4) of these Conditions as if such work were a variation required by the Architect.

33      War Damage

        (1) In the event of the Works or any part thereof or any unfixed materials or goods

                                        War Damage

        ----------
     * The parties hereto in the event of the outbreak of hostilities may at any time by agreement between them make such further or other arrangements as they may think fit to meet the circumstances.

        intended for, delivered to and placed on or adjacent to the Works sustaining war damage then notwithstanding anything expressed or implied elsewhere in this Contract:

                (a) The occurrence of such war damage shall be disregarded in computing any amounts payable to the Main Contractor under or by virtue of this Contract.

                (b) The Architect may issue instructions requiring the Main Contractor to remove and/or dispose of any debris and/or damaged work and/or to execute such protective work as shall be specified.

                (c) The Main Contractor shall reinstate or make good such war damage and shall proceed with the carrying out and completion of the Works, and the Architect shall grant to the Main Contractor a fair and reasonable extension of time for completion of the Works.

                (d) The removal and disposal of debris or damaged work, the execution of protective works and the reinstatement and making good of such war damage shall be deemed to be a variation required by the Architect.

        (2) If at any time after the occurrence of war damage as aforesaid either party serves notice of determination under clause 32 of these Conditions, the expression, protective work' as used in the said clause shall in such case be deemed to include any matters in respect of which the Architect can issue instructions under paragraph (b) of sub-clause
        (1) of this Condition and any instructions issued under the said paragraph prior to the date on which notice of determination is given or received by the Employer and which shall not then have been completely complied with shall be deemed to have been under clause 32(2) of these Conditions.

        (3) The Employer shall be entitled to any compensation which may at any time become payable out of monies provided by Government in respect of war damage sustained by the Works or any part thereof or any unfixed materials or goods intended for the Works which shall at any time have become the property of the Employer.

        (4) The expression 'war damage' as used in this Condition means war damage as defined by section 2 of the War Damage Act, 1943, or any amendment thereof.

34      Antiquities

        (1) Subject to the regulations set out in the Antiquities Ordinance all fossils, antiquities and other objects of-interest or value which may be found on the site or in excavating the same during the progress of the Works shall become the property of the Employer, and upon discovery of such an object the Main Contractor shall forthwith:

                (a) Use his best endeavours not to disturb the object and shall cease work if and insofar as the continuance of work would endanger the object or prevent or impede its excavation or its removal;

                (b) Take all steps which may be necessary to preserve the object in the exact position and condition in which it was found; and

                (c) Inform the Architect of the discovery and precise location of the object.

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

        (2) The Architect shall issue instructions in regard to what is to be done concerning an object reported by the Main Contractor under the preceding sub-clause, and (without prejudice to the generality of this power) such instructions may require the Main Contractor to permit the examination, excavation or removal of the object by a third party. Any such third party shall for the purposes of clause 18 of these Conditions be deemed to be a person for whom the Employer is responsible and not to be a sub-contractor.

        (3) If in the opinion of the Architect compliance with the provisions of sub-clause (1) of this Condition or with an instruction issued under sub-clause (2) of this Condition has involved the Main Contractor in direct loss and/or expense for which he would not be reimbursed by a payment made under any other provision in this Contract then the Architect shall either himself ascertain or shall instruct the Quantity Surveyor to ascertain the amount of such loss and/or expense. Any amount from time to time so ascertained shall be added to the Contract Sum and if an Interim Certificate is issued after the date of ascertainment any such amount shall be added to the amount which would otherwise be stated as due in such a Certificate.

35      Arbitration

                                        Arbitration

        (1) Provided always that in case any dispute or difference shall arise between the Employer or the Architect on his behalf and the Main Contractor, either during the progress or after the completion or abandonment of the Works, as to the construction of this Contract or as to any matter or thing of whatsoever nature arising thereunder or in connection therewith (including any matter or thing left by this Contract to the discretion of the Architect or the withholding by the Architect of any certificate to which the Main Contractor may claim to be entitled or the measurement and valuation mentioned in clause 30(5)
        (a) of these Conditions or the rights and liabilities of the parties under clauses 25, 26, 32 or 33 of these Conditions).

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

        (2) Such reference, except on article 3 or article 4 of the Articles of Agreement, or on the questions whether or not the issue of an instruction is empowered by these Conditions, whether or not a certificate has been improperly withheld or is not in accordance with these Conditions, or on any dispute or difference under clauses 32 and 33 of these Conditions, shall not be opened until after Practical Completion or alleged Practical Completion of the Works or termination or alleged termination of the Main Contractor's employment under this Contract, or abandonment of the Works, unless with the written consent of the Employer or the Architect on his behalf and the Main Contractor.

        (3) Subject to the provisions of clauses 2(2) and 30(7) of these Conditions the Arbitrator shall, without prejudice to the generality of his powers, have power to direct such measurements and/or valuations as may in his opinion be desirable in order to determine the rights of the parties and to ascertain and award any sum which ought to have been the subject of or included in any certificate and to open up, review and revise any certificate, opinion, decision, requirement or notice and to determine all matters in dispute which shall be submitted to him in the same manner as if no such certificate, opinion, decision, requirement or notice had been given.

        (4) The award of such Arbitrator shall be final and binding on the parties.

        *(5)    Whatever the nationality, residence or domicile of the Employer, the Main Contractor, any sub-contractor or supplier or the Arbitrator, and wherever the Works, or any part thereof, are situated, the law of the Hong Kong Special Administrative Region shall be the proper law of this Contract and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Ordinance or any statutory modification thereof for the time being in force shall apply to any arbitration under this Contract wherever the same, or any part of it, shall be conducted.

**36    (NOT USED)

Fluctuation in Wage Rates.

REFER SPECIAL CONDITIONS OF CONTRACT FOR
AMENDMENT

        ----------
     * Where the parties do not wish the proper law of the Contract to be the law of the Hong Kong Special Administrative Region appropriate amendments to this sub-clause should be made.
    ** This clause shall be deemed to be part of the Contract only if specifically so stated in the Specification.

                                        REFER SPECIAL CONDITIONS OF CONTRACT FOR
                                        AMENDMENT

APPENDIX

                                        CLAUSE

Defects Liability Period [if none       15, 16 and 30     Twelve months
 other stated is six months from
 the day named in the Certificate
 of Practical Completion of the
 Works].

Date for Possession.                    21          4th November 2002

Date for Completion.                    21          23rd October 2004

Liquidated and Ascertained              22 at the rate of *** per day
 Damages.

Period of delay:                        26(1)(c)

(a)   by reason of sub-paragraphs                   Three  months
      (i), (ii) or (iii) [if none
      stated is three months].

(b)   by reason of sub-paragraphs                   Three  months
      (iv), (v), (vi) or (vii)
      [if none stated is one month].

Prime cost sums for which the           27 (g)      Not Applicable
 Main Contractor desires to tender.

Period of Interim Certificates          30(1)       One month
 [if none stated is one month].

Period for Honouring Certificates       30(1)       Twenty-one days
 [if none stated is fourteen days
 from presentation].

Percentage of Certified Value           30(3)       ***
 Retained.*

Limit of Retention Fund.**              30(3)       ***

Period of Final Measurement             30(5)       Six months.
 and Valuation [if none stated is
 six months from the day named in
 the Certificate of Practical
 Completion of the Works].

Amount of Surety Bond.                  31          ***

Percentage Labour Content [if none      36(3)XXXXXXX Not Applicable
 stated is twenty-five percent].

----------
 * The percentage Inserted should not normally exceed 10 per cent.
** The amount Inserted should not normally exceed 5 per cent of the Contract
   Sum.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dated the______________day_________ of 2003

Agreement & Schedule of Conditions of                    Notes
         BUILDING CONTRACT                    (These notes do not form part
      for use in the Hong Kong                       of the Contract)
   Special Administrative Region
                                        The following amendments have been made
                                        by the consent of The Hong Kong
                                        Institute of Architects, The Hong Kong
                                        Institute of Surveyors and the Society
                                        of Builders, Hong Kong:

                                        A. First amendments published in
                                           September 1997:
                                           (i)   Clause 35 (1) Arbitration, "the
                                                 Chairman or Vice Chairman for
                                                 the time being....(Hong Kong
                                                 Branch)" amended to read "the
                                                 President or Vice President for
                                                 the time being of the Hong Kong
  Standard Form of Building Contract             Institute of Surveyors"
 Private Edition -- Without Quantities

--------------------------------------  B. Second amendments published in July
                                           1999:
                                           (i)   Clause 11 (4)(c), delete item
                                                 (ii) and replace by "(ii) Where
                                                 no such rates have been
                                                 inserted, the Quantity Surveyor
                                                 shall determine rates that
                                                 are reasonable;"
                                           (ii)  Clause 23 (b), replace the word
                                                 "Royal" by the word "Hong
                                                 Kong",
                                           (iii) Clause 32 (1), replace the word
                                                 "Crown" by the word "People's
                                                 Republic of China",
                                           (iv)  Clause 35 (5) and Cause 36 (1),
                                                 replace the word "Hong Kong" by
                                                 "the Hong Kong Special
                                                 Administrative Region".

Kowloon-Canton Railway Corporation
           (Employer)

Chun Wo Construction & Engineering Co.
               Ltd.
         (Main Contractor)

      This form was drawn up by
 The Hong Kong Institute of Architects
   The Royal Institution of Chartered
              Surveyors
          (Hong Kong Branch)
  The Society of Builders, Hong Kong

----------------------------------------

  First RICS (HK Branch) Edition (1986)
  First amendments published September
                1997
 Second amendments published July 1999

SPECIAL CONDITIONS OF CONTRACT

                         SPECIAL CONDITIONS OF CONTRACT

                                                            Contract No. PCC-TWS

                         SPECIAL CONDITIONS OF CONTRACT

                                      INDEX

SC1       Special Conditions of Contract
SC2       Articles of Agreement
SC3       Clause 1         Main Contractor's Obligations
SC4       Clause 2         Architect's Instructions
SC5       Clause 3         Contract Documents
SC6       Clause 4         Statutory Obligations, Notices, Fees and Charges
SC7       Clause 5         Levels and Setting Out of the Works
SC8       Clause 6         Materials, Goods and Workmanship to
                           Conform to Description, Testing and Inspection
SC9       Clause 7         Royalties and Patent Rights
SC10      Clause 8         Foreman In Charge
SC11      Clause 10        Clerk of Works
SC12      Clause 11        Variations, Provisional and Prime Cost Sums
SC12A     Clause 12        Quality and Quantity of the Works
SC13      Clause 13        Contract Sum
SC14      Clause 14        Materials and Goods, Unfixed or Off-site
SC15      Clause 15 & 16   Practical Completion and Defects Liability
                           and Sectional Completion
SC16      Clause 17        Assignment or Sub-letting
SC17      Clause 18        Injury to Persons and Property and Employer's
                           Indemnity
SC18      Clause 19        Insurance against Injury to Persons and Property
SC19      Clause 20        Insurance of the Works
SC20      Clause 21        Possession, Completion and Postponement
SC21      Clause 22        Damages for Non-Completion
SC22      Clause 23        Extension of Time
SC23      Clause 24        Loss and Expense Caused by Disturbance
                           of Regular Progress of the Works
SC24      Clause 26        Determination by Main Contractor
SC25      Clause 28        Nominated Suppliers
SC26      Clause 30        Certificates and Payments

                                    Page i                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC27      Clause 31        Surety Bond
SC27A     Clause 34        Antiquities
SC28      Clause 35        Arbitration
SC29      Clause 36        Fluctuation in Wage Rates
SC30      Immigration (Amendment) Ordinance 1990
SC31      Access for Employer to the Works
SC32      Recovery of Delay and Acceleration of the Works
SC33      Alternative Design
SC34      Appointment of Independent Checking Engineer
SC35      Care of the Works etc.
SC36      Damage to Property and Injury to Persons - Indemnities
SC37      Employer's Insurance
SC38      Contractor's Insurance
SC39      General Insurance Obligations
SC40      Bonds, Parent Company Guarantees and Parent Company Undertaking
SC41      Entire Agreement
SC42      Intellectual Property Rights

Addendum No. 1                      Page ii                 Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                         SPECIAL CONDITIONS OF CONTRACT

SC1     Special Conditions of Contract

        (1) These Special Conditions of Contract are to be read in conjunction with the "Agreement and Schedule of Conditions of Building Contract for use in the Hong Kong Special Administrative Region, Standard Form of Building Contract Private Edition - Without Quantities First RICS (HK Branch) Edition (1986), First amendments published September 1997, Second amendments published July 1999 issued under the sanction of the Hong Kong Institute of Architects, the Royal Institution of Chartered Surveyors (Hong Kong Branch) and the Society of Builders, Hong Kong" (hereinafter "the General Conditions of Contract" or "the General Conditions").

        (2) In these Special Conditions of Contract (or "the Special Conditions") and other parts and sections of the documents constituting the Contract, the following words and expressions shall have the meaning hereby assigned to them:

                "Articles of Agreement" means the articles of agreement executed by the parties, in the form appearing in General Conditions, as a deed, which shall be prepared at the expense of the Employer.

                "Contract Drawings" means:

                (a) the drawings included in the Contract and identified as "Contract Drawings" (but excluding any drawing identified as "for information");

                (b) any drawing identified as a "Contract Drawing" issued by the Architect to the Main Contractor from time to time during the execution of the Works; and

                any amendment made to the drawings in (a) and/or (b) above from time to time and issued by the Architect to the Main Contractor.

                "Contractor's Equipment" means all equipment of every kind (including, without limitation, vehicles, plant, marine vessels, tools and the like) and the constituent parts forming or intended to form part thereof, required for the execution of the Works, but excluding the Permanent Works and the Temporary Works.

                "Day" means a Gregorian calendar day.

                "Defects Liability Period" means:

                (a) in respect of any Section of the Works for which a Certificate of Practical Completion is issued pursuant to Clause 15 of the General Conditions, the period calculated from the date of Practical Completion thereof identified in the relevant Certificate of Practical Completion until such period as stated in the Appendix to the Conditions of Contract after the date of Practical Completion of the Works, as identified in the Certificate of Practical Completion for the Works; and

                                  SCC/1 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                (b) in respect of the Works, such period as stated in the Appendix to the Conditions of Contract calculated from the date of Practical Completion of the Works identified in the Certificate of Practical Completion for the Works.

                "Employer" means the Kowloon-Canton Railway Corporation ("KCRC") established under the Kowloon-Canton Railway Corporation Ordinance contained in Chapter 372 of the laws of Hong Kong, and its successors and assignees.

                "Employer's Representative" means such representative from the Employer.

                "Form of Tender" means the document identified as such, duly completed and signed by the Main Contractor and included in his tender submission.

                "Government" means the Government of the Special Administrative Region of Hong Kong.

                "Independent Checking Engineer" means the person, firm or company identified as such in the Letter of Acceptance or any replacement thereof from time to time appointed by the Main Contractor in accordance with Clause SC34.

                "Letter of Acceptance" means the letter identified as such, issued from the Employer to the Main Contractor confirming to contract award.

                "Month" means a Gregorian calendar month.

                "Permanent Works" means all permanent works of every kind to be executed by the Main Contractor in accordance with the Contract and which are to become a permanent part of the building or the structure being constructed including, without limitation, all goods, materials and other constituent parts forming or intended to form part thereof.

                "Resident Site Staff" means such representative on Site as may be appointed by the Architect from time to time.

                "Site" means the land and other places on, under in or through which the Works are to be executed and any other areas designated as storage or work areas.

                "Specification" means the documents identified as such and issued by or on behalf of the Employer, subject to any amendment thereof or addition thereto or omission therefrom as may from time to time be issued by the Architect.

                "Schedule of Rates" means the documents identified as such, incorporating all pricing details completed by the Main Contractor and contained in his tender submission.

Addendum No. 1                    SCC/2 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                "Section" means any part of the Works identified as such in the Specification to which a Date for Completion is allocated and in respect of which a Certificate of Practical Completion is to be issued.

                "Specialist Contractors" means any of the following whose activities or the works they are engaged to carry out in any way or at any time affect or are affected by the Works:

                (a) contractors and design or specialist consultants engaged from time to time by the Employer, the Government or the Mass Transit Railway Corporation including, without limitation, the railway contractors engaged by the Employer;

                (b) developers or franchisees appointed from time to time by the Employer;

                (c) sub-contractors of any tier of the contractors within category (a) above, and contractors and sub-contractors of any tier of developers and franchisees within category (b) above;

                provided that the definition shall exclude the Main Contractor and his sub-contractors of any tier in relation to the Works and in any other capacity which would otherwise fall within categories (a) to (c) above in relation to other works.

                "Temporary Works" means all works of a temporary nature of every kind required for the execution of the Works, including, without limitation, false work, temporary structures and buildings and temporary earth works (including the goods, materials and other constituent parts forming or intended to form part thereof).

        (3) The Conditions of Contract shall comprise the General Conditions, the Special Conditions including Annexes, and the Appendix to the Conditions of Contract.

        (4) Where is any discrepancy between the General Conditions and the Special Conditions, the Special Conditions shall prevail.

        (5) Add "General" before "Conditions" whenever the word "Conditions" appears in any of Clauses 1 to 36 of the General Conditions.

Addendum No. 2                    SCC/3 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC2     Articles of Agreement

        2.1 Delete the words "has caused Drawings and a Specification marked "A"**" and replace with "has caused Contract Documents" in line 6 of the first recital.

        2.2 Delete the words "And Whereas the said Drawings ______" to "______ have been" and replace with "And Whereas the said Contract Documents have been" in lines 1 to 3 of the second recital.

        2.3 Delete the words "For the consideration hereinafter ______" to "______ and in the said Conditions." from Article 1 and replace with the following:-

                "For the consideration hereinafter mentioned the Main Contractor will upon and subject to the General Conditions annexed hereto and the Special Conditions (together "the Conditions of Contract") carry out and complete the Works shown upon and described by or referred to in the Contract Documents."

        2.4 Add "of Contract" after "Conditions" in line 1 of Article 3 and line 1 of Article 4[A].

        2.5 Replace "said" by "General" in line 8 of Article 3 and in line 8 of Article 4[A].

        2.6 Article 4[B] shall not apply to this Contract and shall be deleted.

        2.7 The Contract shall be executed under seal, accordingly Page 3 of the Articles of Agreement shall be amended so that each legal entity shall execute the Articles by affixing the Corporate Seal of each company or by execution under seal by an attorney appointed by each company.

                                  SCC/4 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC3     Clause 1 - Main Contractor's Obligations

        Replace the whole of Clause 1 of the General Conditions by the following:-

        "1.     (1)     The Main Contractor shall upon and subject to these
                        Conditions carry out, take full responsibility for the care of, and complete the Works in compliance with the Contract Documents in every respect to the satisfaction of the Architect and any Government department or public body having jurisdiction in relation to the Works.

                (2) If the Main Contractor shall find any discrepancy in or divergence between the Contract Documents he shall immediately give to the Architect a written notice specifying the discrepancy or divergence, and the Architect shall issue instructions in regard thereto.

                (3) The Main Contractor shall be responsible for the detailed design of all Temporary Works for which the Architect has not provided a design, and of any Permanent Works required to be designed by the Main Contractor as stated in the Contract Documents. Such design work shall constitute part of the Works. All such design (which shall include selection of appropriate proprietary articles) shall be carried out in due time by a trained and experienced person competent in the relevant field in accordance with relevant British Standard Codes of Practices and/or good practice, to meet conditions imposed by the Specification, the environment, the expected life of the building and other relevant factors. The Main Contractor warrants each and every such design accordingly. A review by the Architect of the visual intent of the design of Permanent Works and its compliance with the contract terms shall be obtained, but this shall not be deemed to be any waiver of the design responsibility of the Main Contractor thus set out, or of any actual or implied warranty of the Main Contractor or the supplier to him of any proprietary article."

                                  SCC/5 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC4     Clause 2 - Architect's Instructions

        4.1 Add the following at the end of sub-clause 2(1) of the General Conditions:-

                "In such case the Main Contractor shall provide all necessary access and facilities to and shall not interfere with such other persons so employed by the Employer in carrying out the relevant works."

        4.2     Add the following as sub-clause 2(4) of the General Conditions:-

                "(4) The Architect shall be empowered to issue instructions at any time prior to the issue of the Certificate of Completion of Making Good Defects, including at a time when the Main Contractor is continuing to execute the Works or any Section thereof beyond the Date for Completion of the relevant Section stated in relation thereto in the Appendix to these Conditions or beyond any extended time fixed under Clause 23 or Clause 33(1)(c) of the General Conditions."

SC5     Clause 3 - Contract Documents

        5.1 Replace the whole of sub-clause 3(2) of the General Conditions by the following:-

                "Immediately after execution of this Contract the Architect without charge to the Main Contractor shall furnish him with two copies of the Contract Documents (unless he shall have been previously furnished with these)."

        5.2 Add the following as sub-clauses 3(8) and 3(9) of the General Conditions:-

                "(8) Notwithstanding anything elsewhere stated in the General Conditions and Special Conditions, the Contract shall mean the Articles of Agreement, the Letter of Acceptance, the Conditions of Contract, the Form of Tender, the Schedule of Rates, the Specification and the Contract Drawings and "Contract Documents" shall have a corresponding definition.

                        It is expressly stated that this Contract shall be executed under seal.

                                  SCC/6 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        5.2     Cont'd

                (9) The Contract Documents are to be taken as mutually explanatory. In the event of any inconsistency between the Contract Documents, the documents shall be interpreted by reference to the following order of precedence unless a contrary intention is expressed by any other provision of the Contract:

                        (a) the Letter of Acceptance shall prevail over any other document forming the Contract (unless stated otherwise therein);

                        (b) subject to paragraph (a) of this sub-clause, the provisions of any Special Conditions of Contract shall prevail over those of any other document forming the Contract; and

                        (c) subject to paragraphs (a) and (b) of this sub-clause, the provisions of the General Conditions of Contract shall prevail over those of any other document forming the Contract."

SC6     Clause 4 - Statutory Obligations, Notices, Fees and Charges

        6.1 The words "or which shall become legally demandable" shall be added after the words "legally demandable" in the second line of sub-clause 4(2) of the General Conditions.

        6.2 The words "Provided that the amount of any such fees ______" from the fifth line up to "______ Summary of Tender" at the end of the sub-clause shall be deleted from sub-clause 4(2) of the General Conditions.

        6.3 Add the following at the end of sub-clause 4(2) of the General Conditions:-

                "The Main Contractor shall be liable to pay and shall be deemed to have made due allowance in the Contract Sum for changes in any statutory obligations including any additions or amendments thereto during the course of the Contract, and which are applicable to the Works."

                                  SCC/7 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC7     Clause 5 - Levels and Setting Out of the Works

        Replace the whole of Clause 5 of the General Conditions by the following:-

        "5.     (1)     The Architect shall determine any levels which may be
                        required for the execution of the Works, and shall furnish to the Main Contractor by way of accurately dimensioned drawings such information as shall enable the Main Contractor to set out the Works. The Main
                        Contractor shall be responsible for and shall employ duly qualified surveyors for the true and proper setting out of the Works and for the correctness of the position, levels, dimensions and alignment of all parts of the Works and for the provision of all necessary instruments, appliances and labour in connection therewith.

                (2) If at any time during the progress of the Works any error shall appear in, or arise as a result of the position, levels, dimensions or alignment of any part of the Works, the Main Contractor shall, at his own expense, rectify such error to the satisfaction of the Architect unless such error is based on incorrect data shown on the Contract Documents in which case the rectification shall be treated as a variation ordered in accordance with Clause 11 of the General Conditions."

SC8 Clause 6 - Materials, Goods and Workmanship to Conform to Description, Testing and Inspection

        8.1 Replace the whole of sub-clause 6(1) of the General Conditions by the following:-

                "(1) All materials, goods and workmanship shall be of the respective character, quality or kind required by the Contract Documents and in accordance with the instructions and to the satisfaction of the Architect. All works of design (to the extent required by the Contract Documents) shall be executed with reasonable skill and care."

                                  SCC/8 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC8 Clause 6 - Materials, Goods and Workmanship to Conform to Description Testing and Inspection (Cont'd)

        8.2 Replace the whole of sub-clause 6(3) of the General Conditions with the following:-

                "(3) The Architect may issue instructions requiring the Main Contractor to open up for inspection any work covered up or to arrange for or carry out any test of any materials, goods, design (to the extent required by the Contract) (whether or not already incorporated in the Works) or of any executed work, and the cost of such opening up or testing (together with the cost of making good in consequence thereof) shall be added to the Contract Sum unless:-

                        (a) they are required in the Contract Documents and/or the regulations of the authorities with due jurisdiction over the work, or

                        (b) the inspection or test shows that the said work, materials, goods, design or workmanship are not in accordance with the Contractor, or

                        (c) the inspections or tests are considered necessary by the Architect due to the failure of any prior inspections or tests which then necessitates further investigation.

                        The Main Contractor shall notify the Architect in writing before work is covered up and give him at least 3 full working days' notice to inspect. Should any work be covered up without the required notice being given then, whether or not the work is in accordance with the Contract, the Main Contractor will be responsible for all costs of such opening up, carrying out any tests, and making good and no extension of time shall be granted in this respect."

        8.3 The words "rectification or" shall be added between the words "the" and "removal" to first line of sub-clause 6(4) and the words "in his opinion" shall be added between the words "which" and "are" to the second line of sub-clause 6(4) of the General Conditions.

        8.4 The word "person" shall be deleted from the second line of sub-clause 6(5) of the General Conditions and shall be replaced by "person, company or firm".

                                  SCC/9 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC9     Clause 7 - Royalties and Patent Rights

        Replace the whole of Clause 7 of the General Conditions with the following:-

        "7.     Royalties and Patent Rights

                All royalties or other sums payable in respect of the supply and use in carrying out the Works as described by or referred to in the Contract Documents of any patented articles, processes or inventions shall be deemed to have been included in the Contract Sum. Provided that where in compliance with Architect's instructions the Main Contractor shall supply and use in carrying out the Works any patented articles, processes or inventions, all royalties damages or other monies which the Main Contractor may be liable to pay to the persons entitled to such patent rights shall be added to the Contract Sum."

SC10    Clause 8 - Foreman In Charge

        Replace the whole of Clause 8 of General Conditions with the following:-

        "8.     Main Contractor's Personnel

                The Main Contractor shall deploy and maintain upon the Works management and supervisory personnel of an appropriate number, seniority and background having regard to the extent and nature of the Works and shall without prejudice to the generality of the foregoing comply strictly with provisions of the Contract."

SC11    Clause 10- Clerk of Works

        11.1 Delete the words from "The Employer" in line 1 to "______ the Architect" in line 3 of Clause 10 of the General Conditions and replace with "The Architect shall be entitled to appoint Resident Site Staff as representatives to act on his behalf under his directions and with authority delegated to them as shall be notified to the Main Contractor in writing by the Architect".

        11.2 Delete the words "the Clerk of Works or" in line 5 of Clause 10 of the General Conditions.

SC12    Clause 11 - Variations, Provisional and Primp Cost Sums

        12.1 The following shall be added after the word "Contract" in the last line of sub-clause (2) to Clause 11 of the General Conditions:-

                "and shall include the power to require variations in any proposed or specified sequence, timing or method of construction".

        12.2 The following shall be added at the end of sub-clause (3) to Clause 11 of the General Conditions:-

                "Any work in relation to which a provisional sum is stated in the Specification or Schedule of Rates shall only be executed in whole or part upon the issue of an instruction by the Architect under this Clause 11(3). If the Architect issues no such instruction, the said work shall not form part of the Works and the Main Contractor shall not be entitled to payment for or in connection with such work."

        12.3 The following shall be added after the word "sums" in lines 2 and 8 of sub-clause (4) to Clause 11 of the General Conditions:-

                "or provisional quantities".

Addendum No. 1                   SCC/10 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC12    Clause 11 - Variations, Provisional and Prime Cost Sums (Cont'd)

        12.4 Add the following as sub-clause 4(c)(iv) to Clause 11 of the General Conditions:-

                "(iv) Where no such rates have been inserted and where any item of constructional plant is specifically provided for work valued under sub-clause 11(4)(c) of the General Conditions such constructional plant shall be valued at the cost of hiring plus the cost of transportation with an addition of fifteen per cent (15%) for consumables, overheads and profit."

        12.5 The following shall be inserted before the word "provided" in the first line of the last paragraph of sub-clause (4)(c) to Clause 11 of the General Conditions:-

                "Provided that the Main Contractor shall give at least three days notice in writing to the Architect of any intention to carry out works which he proposes should be valued using daywork rates and"

        12.6 Add the following at the end of sub-clause 11(6) of the General Conditions.

                "The written application by the Main Contractor shall include a fully detailed and substantiated claim showing the build-up of such loss and/or expense claimed by the Main Contractor and shall be made within 28 days of the commencement of the event giving rise to such loss and/or expense. Any lapse of time longer than 28 days shall be deemed to be an unreasonably distant time for the above stated purpose and the Main Contractor shall be deemed to have waived his rights to such claim. The Main Contractor shall thereafter submit further applications at intervals of no less than 30 days should the duration of the event make such necessary. The provision of the fully detailed and substantiated build-up at the time the written application is submitted is a prerequisite for any claim under this heading being accepted for consideration. Notification only of a future intention to submit a claim under this heading will not be accepted as complying with the requirements of this Clause.

                Provided always that the Main Contractor shall have taken all practical measures to have anticipated, prevented or mitigated the effects of the event that gave rise to the direct loss and/or expense."

        12.7 Delete the words "the Contract Drawings and described by or referred to in the Specification" in lines 2 to 3 of sub-clause 11(2) of General Conditions and replace with "and described by or referred to in the Contract Documents".

        12.8 Add the words "or Schedule of Rates" after the words "the Specification" in the following sub-clauses of the General Conditions:-

                (i)     line 2 of sub-clause 11(3);
                (ii)    lines 3 and 8 of sub-clause 11(4);
                (iii)   line 4 of sub-clause 11(5); and
                (iv)    line 3 of sub-clause 11(6).

                                 SCC/11 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC12A   Clause 12 - Quality and Quantity of the Work

        12A.1 Replace the whole of sub-clause 12(1) of the General Conditions with the following:-

                "(1) The quality and quantity of the work included in the Contract Sum shall be ascertained by reference to the whole of the Contract Documents."

        12A.2 Delete the word "Any" in the first line of sub-clause 12(4) of the General Conditions, and replace with the following:-

                "Save for the Provisional Quantities provided in the Schedule of Rates, any"

SC13    Clause 13 - Contract Sum

        Add the following at the end of Clause 13 of the General Conditions:-

        "There will be no adjustment to the Contract Sum for rises or falls in the cost of labour or materials or plant or exchange rates of currencies."

SC14    Clause 14 - Materials and Goods, Unfixed or Off-site

        14.1 Delete the words "and any materials ______" to "______ has received payment" from line 2 to 4 of Clause 14 of the General Conditions.

        14.2 Delete the words "but subject to Clause 20[B] of these Conditions (if applicable)," in line 9 of Clause 14 of the General Conditions and replace with "and".

Addendum No. 1                   SCC/12 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC15 Clause 15 and 16 "Practical Completion and Defects Liability" and "Sectional Completion"

        The whole of Clauses 15 and 16 of the General Conditions shall be deleted and replaced by the following:-

        "15.    (1)     As soon as in the opinion of the Architect the Works or
                        any Section thereof shall have been practically completed the Architect shall subject to sub-clause (2) issue a Certificate of Practical Completion to the Main
                        Contractor in respect of the whole of the Works or the said Section, and Practical Completion of the Works or said Section shall be deemed for all purposes of the Contract to have taken place on the day named in such Certificate.

                (2) No Certificate of Practical Completion for the whole of the Works or for any Section thereof shall be issued unless the Main Contractor shall have validly assigned to the Employer all manufacturers' or suppliers' warranties for all materials, goods and plant incorporated into that Section, or the whole of the Works for which the Certificate of Practical Completion is to be issued.

                (3) As soon as practicable after the commencement of any Defects Liability Period in respect of a Section or the Works or at such time otherwise required by the Architect, the Main Contractor shall execute any work of repair or rectification and make good any defects, omissions, incomplete work, imperfections, shrinkage, settlement or other faults which are identified within the Defects Liability Period that are due to the design (to the extent required by the Contract), materials, goods or workmanship not in accordance with this Contract or due to typhoon(s) occurring before Practical Completion of the Works or any Section thereof or due to neglect or failure on the part of the Main Contractor to comply with any obligation express or implied on the Main Contractor's part under the Contract, in accordance with schedules of defects issued by the Architect. The Architect shall deliver such schedules to the Main Contractor as instructions of the Architect from time to time during the Defects Liability Period applicable thereto and not later than 14 days after its expiry. The faults therein specified shall be made good by the Main Contractor at no cost to the Employer unless the Architect shall otherwise instruct, in which case an appropriate deduction in respect of any such rectification work not carried out shall be made from the Contract Sum.

Addendum No. 1                   SCC/13 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC15 Clause 15 and 16 "Practical Completion and Defects Liability" and "Sectional Completion" (Cont'd)

                (4) Upon the expiry of the Defects Liability Period of the Works or any Section thereof and when in the opinion of the Architect all works of repair and rectification have been carried out and all defects, omissions, incomplete work, imperfections, shrinkages, settlement or other faults which he may have required to be made good under this Clause shall have been made good in the condition required by the Contract he shall issue a certificate in respect of the Works or any Section thereof to that effect, and completion of making good of defects of the Works or any Section thereof shall be deemed for all the purposes of this Contract to have taken place on the day named in such Certificate (the Certificate of Completion of Making Good Defects).

                (5) In no case shall the Main Contractor be required to make good at his own cost any damage by typhoon(s) which may appear after the date of Practical Completion of the Works or any Section thereof identified in the relevant Certificate of Practical Completion, unless the Architect shall certify that such damage is due to the design (to the extent required by the Contract), materials, goods or workmanship not in accordance with this Contract or due to neglect or failure on the part of the Main Contractor to comply with any obligation express or implied on the Main Contractor's part under the Contract.

                (6) If the Main Contractor shall fail to carry out any such work as is referred to in sub-clause (5) within the period stated in the schedules of defects, then the Employer shall be entitled to arrange that such work be carried out by others and the additional cost incurred by the Employer in so doing shall be recoverable from the Main Contractor by the Employer as a debt or may be deducted from any sums due or to become due to the Main Contractor under the Contract.

                                 SCC/14 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC15 Clause 15 and 16 "Practical Completion and Defects Liability" and "Sectional Completion" (Cont'd)

                (7) The Architect may instruct any such work as is referred to in sub-clause(3) to be carried out by others as he deems fit and appropriate, whereby the Main Contractor shall undertake to reimburse the Employer the cost of carrying out such work by others and the Employer shall have the right to deduct such cost from payments due to or to become due to the Main Contractor under the Contract or to recover the loss incurred from the Main Contractor as debt.

                (8) Without prejudice to anything elsewhere contained in the Contract, a Certificate of Practical Completion shall not be issued for the Works or any Section unless the following pre-requisite conditions are fulfilled:-

                        (a) where applicable, the Occupation Permits(s) (or Temporary Occupation Permits(s) as applicable) for the buildings/structures comprised in the Works have been issued by the Building Authority;

                        (b) the Works or any Section thereof have satisfactorily passed any final tests that may be prescribed by the Contract; and

                        (c) the Works or any Section thereof have been substantially completed to the satisfaction of the Architect.

                        (d) where applicable, the Works or any Sections thereof have been fully accepted by the Government and/or transport undertaking entities, save for any refusal to accept the Works or any Sections thereof is solely due to a reason for which the Main Contractor is not liable under the terms and condition of the Contract.

                (9) The issue of a Certificate of Practical Completion shall not constitute approval of any work or other matter nor shall it prejudice any claim by the Employer or Main Contractor.

        "16.    NOT USED."

                                 SCC/15 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC16    Clause 17 - Assignment or Sub-letting

        Delete the whole of Clause 17 of the General Conditions and replace by the following:-

        "17     (1)     The Main Contractor shall not sub-contract the whole of
                        the Works.

                (2) The Main Contractor shall sub-contract the performance of his design checking obligations subject to and in accordance with Clause SC34 of the Special Conditions.

                (3) Save as provided by sub-clause (2) of this Clause the Main Contractor shall not sub-contract any part of the Works without prior consent of the Architect.

                (4) If the Main Contractor wishes to sub-contract part of the Works other than pursuant to sub-clause (2) of this Clause he shall submit to the Architect:-

                        (a) the identity of the sub-contractor proposed to be employed;

                        (b) particulars of the part of the Works to be sub-contracted, and

                        (c) the proposed terms upon which the sub-contractor is to be employed.

                        Such information shall be supplied by the Main Contractor in sufficient time to enable the Architect to evaluate the capacity and ability of the proposed sub-contractor to execute the part of the Works to be sub-contracted and to enable the Main Contractor to select an alternative party in the event that the Architect withholds his consent to the proposed sub-contracting.

                (5) The Main Contractor shall ensure that the terms of any sub-contract imposed on the sub-contractor contain such terms of the Contract as are applicable and appropriate to the part of the Works to be sub-contracted so as to enable the Main Contractor to comply with his obligations in respect of such part.

                (6) The Main Contractor shall use all reasonable endeavours to incorporate in any of the sub-contracts referred to in sub-clauses (2) and (4) of this Clause such terms and conditions as the Architect may request the Main Contractor to so incorporate.

                (7) The Main Contractor shall ensure that the proposed terms and conditions of sub-contract referred to in sub-clause
                        (5) of this Clause shall include a provision by which the sub-contractor is obliged to provide a warranty executed as a deed in favour of the Employer, in the form appearing in Annex A to the Special Conditions, unless the Employer notifies the Main Contractor that no such warranty is required in respect of any sub-contract. The Main Contractor shall submit a warranty, duly executed, in the said form to the Employer within 28 (twenty eight) days of the Main Contractor's appointment of each relevant sub-contractor in accordance with this Clause.

                                 SCC/16 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                (8) The Main Contractor shall, after receiving consent to any sub-contracting, supply to the Architect such copies of the terms and conditions (including, without limitation, rates and prices) of the sub-contract as the Architect may instruct, and the Main Contractor shall not after entering into the sub-contract, amend, vary or waive the terms and conditions thereof in any respect material to compliance by the Main Contractor with his obligations, without prior consent.

                (9) The Architect shall be entitled to communicate directly with the Main Contractor's sub-contractors of any tier, keeping the Main Contractor informed of any significant communication, provided that the Architect shall not be entitled to issue directly to any sub-contractor, any instruction or decision affecting the Main Contractor's obligations or liabilities to a sub-contractor of any tier.

                (10) No sub-contracting shall relieve the Main Contractor from any obligation or liability nor create any obligation or liability on the part of the Employer. The Main Contractor shall be liable for the acts and omissions of his sub-contractors of any tier as if they were the acts and omissions of the Main Contractor. Without prejudice to the foregoing, the Main Contractor shall provide all necessary superintendence to ensure that the part of the Works to be executed by his sub-contractors shall comply with the requirements of the Contract.

                (11) The Architect may, notwithstanding previous consent pursuant to sub-clause (3) of this Clause, instruct the Main Contractor to discontinue the participation in the Works of any of the Main Contractor's sub-contractors of any tier if, in the opinion of the Architect, the sub-contractor causes or contributes to a material breach by the Main Contractor of any term of the Contract. Following the issue of any such instruction, the Main Contractor shall ensure that the relevant sub-contractor does not participate in the Works again without prior consent.

                (12) If a sub-contractor of any tier provides to the Main Contractor a warranty in connection with the Works, and if the Employer so instructs, the Main Contractor shall assign the benefit of the warranty to the Employer, provided that in the event of any such assignment, the Employer shall use reasonable endeavours to enforce the said warranty against the relevant sub-contractor before enforcing the Contract against the Main Contractor in respect of any matter for which a cause of action exists against the sub-contractor under the said warranty.

                (13) If the Main Contractor is in breach of any of the provisions of this Clause in respect of any sub-contractor appointed by the Main Contractor, the Employer may, without prejudice to any other rights or remedies it may have, withhold all interim payments in relation to which the Main Contractor is to receive payment in respect of that part of the Works sub-contracted, until the breach is remedied."

                                 SCC/17 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC17    Clause 18 - Injury to Persons and Property and Employer's Indemnity

        17.1 In sub-clause (1) of Clause 18 of the General Conditions delete "unless due to any act or neglect of the Employer or of any person for whom the Employer is responsible" and insert "provided that the Main Contractor's liability to indemnify the Employer as aforesaid shall be reduced proportionally to the extent that the act or neglect of the Employer, his servants or agents may have contributed to the said expenses, liability, loss, claim or proceedings"

        17.2 In sub-clause (2) of clause 18 of the General Conditions delete the words "Except for such loss or damage as is at the risk of the Employer under Clause 20(B) of these Conditions (if applicable) the" in lines 1 and 2 and add the word "The".

        17.3 In sub-clause (2) of clause 18 of the General Conditions delete "same is due to any negligence, omission or default of the Main Contractor, his servants or agents or of any sub-contractor, his servants or agents" and insert "Main Contractor's liability to indemnify the Employer as aforesaid shall be reduced proportionally to the extent that the act or neglect of the Employer his servant or agents may have contributed to the said expense, liability, loss, claim or proceeding"

        17.4 Add the following as sub-clause (3) and (4) of Clause 18 of the General Conditions:-

                "(3) The Main Contractor shall indemnify and keep indemnified the Employer against all claims, demands, proceedings, costs, charges and expenses whatsoever arising from any accident or injury to any workman or other person other than in the employment of the Main Contractor or any Nominated or domestic sub-contractors, provided always that the Main Contractor's liability to indemnify the Employer as aforesaid shall be reduced proportionally to the extent that the act or neglect of the Employer his servant or agents may have contributed to the said expense, liability, loss, claim or proceeding.

                (4) The Main Contractor shall indemnify and keep indemnified the Employer against any cost, expense, liability, loss, damage, claim or proceedings whatsoever suffered or incurred as a result of any injury or damage whatsoever to any Section of the Works which has been certified as complete and taken into occupation and use by the Employer or any tenant or licensee of the Employer or to any other work, materials or goods located in the said Section, which arises out of the carrying out of the Works (whether in other Sections or, in the case of work which the Main Contractor has undertaken to carry out, or is obliged by Clause 15(6) of the General Conditions to carry out, in the Section certified as complete as aforesaid), provided always that the Main Contractor's liability to indemnify the Employer as aforesaid shall be reduced proportionally to the extent that the act or neglect of the Employer his servant or agents may have contributed to the said expense, liability, loss, claim or proceeding."

                                 SCC/18 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC18    Clause 19 - Insurance against Injury to Persons and Property

        The whole of Clause 19 shall be deleted. Refer to Clauses SC37, SC38 and SC39 for Insurance.

SC19    Clause 20 - Insurance of the Works

        The whole of Clause 20 shall be deleted. Refer to Clauses SC37, SC38 and SC39 for Insurance.

                                 SCC/19 of 47               Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC20    Clause 21 - Possession, Completion and Postponement

        20.1 Delete sub-clause (1) of Clause 21 of the General Conditions and replace with the following:-

                "(1) On the relevant Date for Possession stated in the Appendix to the Conditions of Contract, in respect of the whole or any part (as may be specified in the Contract Documents) of the Site, possession of the Site or that part (as applicable) shall be given to the Main Contractor who shall thereupon begin the Works and proceed with the same regularly and diligently. The Main Contractor shall complete the Works and each Section thereof on or before the respective Dates for Completion thereof stated in the said Appendix subject nevertheless to the provisions for extension of time contained in Clauses 23 and 33(1)(c)."

        20.2    Add the following as sub-clause 21(3) of the General
                Conditions:-

                "(3) The Architect may issue instructions suspending or stopping all work or any part of the Works for such time or times and in such manner as the Architect may consider necessary if any such instruction is:-

                        (a)     otherwise provided for in the Contract; or

                        (b) necessary by reason of weather conditions affecting the safety or quality of the Works or any part thereof; or

                        (c) necessary by reason of default on the part of the Main Contractor or any person carrying out the Works for not complying with the Contract Documents or the Architect's instructions, and/or any requirement of Statutory or relevant Government authorities; or

                        (d) necessary for the proper execution of the Works or for the safety of the Works or any part thereof in as much as such necessity does not arise from any act or default of the Architect or the Employer.

                        The Main Contractor shall upon the written instruction of the Architect suspend and stop the progress of the Works or any part thereof for such time and in the manner as contained in such instruction, and shall during such suspension or stop work properly protect and secure the Works to the Architect's satisfaction.

                        Except where provided otherwise in the Contract, all costs incurred in connection with the suspension or stopwork instruction under this Clause shall be borne by the Main Contractor and no extension of time will be granted in this respect. The Main Contractor shall not be entitled to claim for loss and/or expenses in connection with such suspension or stopwork instruction."

                                  SCC/20 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC21    Clause 22 - Damages for Non-completion

        21.1 After the words "the Works" in lines 1 and 6 of Clause 22 of the General Conditions insert the following:-

                ",or any Section thereof,"

        21.2 After the words "a sum calculated" in line 5 of Clause 22 of the General Conditions insert the following:-

                "by the Architect"

        21.3 Prior to the words "Dater for Completion" in line 1 of Clause 22 of the General Conditions insert the following:-

                "relevant"

                                  SCC/21 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC22    Clause 23 - Extension of Time

        Replace the whole of Clause 23 of the General Conditions by the following:-

        "23.    (1)     Upon it becoming reasonably apparent that the progress
                        of the Works or any Section thereof is delayed, or is likely to be delayed, the Main Contractor shall as soon as practicable but in any event within 28 days give written notice to the Architect of the cause or causes of the delay. The Main Contractor shall, if practicable in such notice or otherwise in writing as soon as possible after such notice, give particulars of the expected effects of the delay, or potential delay, and shall estimate the extent, if any, of the expected delay to the completion of the Works or any Section thereof beyond the respective Date for Completion stated in the Appendix to the Conditions of Contract or beyond any extended time previously fixed under the Conditions of Contract. The Main Contractor shall give such further notices as may be reasonably necessary or as the Architect may reasonably require for keeping up to date the particulars and estimate of the expected delay to the completion of the Works or any Section thereof.

                (2) If, in the opinion of the Architect, upon receipt of any notice, particulars and estimate given by the Main Contractor under sub-clause (1) of this Clause, the completion of the Works or any Section thereof is likely to be or has been delayed beyond the relevant Date for Completion stated in the Appendix to the Conditions of Contract or beyond any extended time previously fixed under the Conditions of Contract,

                        (a)     by force majeure, or

                        (b) by reason of inclement weather or the subsequent effects of such inclement weather adversely affecting the progress of the Works; for the purpose of this sub-clause 'inclement weather' is defined as the hoisting of Typhoon Signal No. 8 or higher or a Red Rainstorm Warning, or

                        (c) by reason of loss or damage to the Works occasioned by fire, lightning, explosion, storm, typhoon, flood, bursting or overflowing of water tanks, apparatus or pipes, earthquake, aircraft and other aerial devices or articles dropped therefrom, riot and civil commotion, to the extent that the loss or damage is not caused or contributed directly or indirectly by any neglect, default, act, omission or breach of contract by the Main Contractor or any sub-contractor, or

                        (d) by reason of strike or lockout affecting any of the trades employed upon the Works or any of the trades engaged in the preparation, manufacture or transportation of any of the goods or materials required for the Works, or

                        (e) by reason of Architect's instructions issued under Clause 1(2), 11(1) or 21(2) of the General Conditions, or

                                  SCC/22 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                (2)     (Cont'd)
                        (f) by reason of the Main Contractor not having received in due time from the Architect necessary instructions, drawings, details or levels (except where such receipt has been delayed by any act or omission of the Main Contractor) for which the Main Contractor specifically applied in writing on a date which having regard to the Date for Completion stated in the Appendix to the Conditions of Contract or to any extension of time then fixed under this Clause or Clause 33(1)(c) of the General Conditions was neither unreasonably distant from nor unreasonably close to the date on which it was necessary for him to receive the same, or

                        (g)     (deleted), or

                        (h) by delay on the part of Specialist Contractors engaged by the Employer in supplying materials or in executing work directly connected with but not forming part of the Works, except where such delay is due to any act or omission by the Main Contractor, or

                        (i) by reason of the opening up for inspection of any work covered up or of the testing of any of the work, materials or goods in accordance with Clause 6(3) of the General Conditions (including making good in consequence of such opening up or testing), unless the inspection or test showed that the work, materials or goods were not in accordance with this Contract, or the opening up and/or testing is required under the Contract and/or the regulations of the authorities with due jurisdiction over the work, or the inspections or tests are considered necessary by the Architect due to the failure of any prior inspections or tests which then necessitates further investigation, and provided that the Main Contractor has complied with his obligations pursuant to Clause 6(3) of the General Conditions, or

                        (j)     (deleted), or

                        (k) by reason of compliance with the provisions of Clause 34 of the General Conditions or with Architect's Instructions issued thereunder, or

                        (l) by any local authority or utility undertaker failing to commence or to carry out in due time any work directly affecting the execution of the Works except where such failure is due to any act or omission by the Main Contractor, or

                        (m) the Main Contractor not being given possession of the Site or, where the Contract so provides, such parts thereof in accordance with the Contract or is subsequently deprived of the said Site or part thereof, except where such failure to give or maintain possession is due to any act or omission by the Main Contractor, or

                                  SCC/23 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                (2)     (Cont'd)

                        (n) by reason of any delay, impediment or prevention by the Employer or the Architect.

                        (o) by an instruction for the rectification of loss and damage due to Excepted Risks pursuant to Clause SC35(6).

                        then the Architect shall so soon as he is able to estimate the length of the delay beyond the date or time aforesaid make in writing a fair and reasonable extension of time for completion of the Works, or the said Section.

                        Provided always that the Main Contractor shall use constantly his all practicable measures to anticipate, prevent or mitigate delay and shall do all that may reasonably be required to the satisfaction of the Architect to proceed with the Works.

                        Provided further that the Architect in determining any such extension of time shall take into account the effect of any omission of work or substantial decrease in quantity of any item of work and may fix a date for completion of the Works earlier than that previously fixed if in his opinion the fixing of such earlier date for completion is fair and reasonable. However, no decision of the Architect under this proviso shall fix a date for completion of the Works earlier than the Date for Completion stated in the Appendix to the Conditions of Contract.

                        Any extension of time granted by the Architect to the Main Contractor shall, except as provided elsewhere in the Contract, be deemed to be in full compensation and satisfaction for any loss or injury sustained or sustainable by the Main Contractor in respect of any matter or thing in connection with which such extension shall have been granted and every extension shall exonerate the Main Contractor from any claim or demand on the part of the Employer for the delay during the period of such extension but not for any delay continued beyond such period. An extended Date or Completion of a Section of the Works shall not of itself entitle the Main Contractor to an extension to the Date for Completion of the whole of the Works.

                (3) It shall be a condition precedent to the Main Contractor being granted an extension of time under this Clause that he complies strictly with the terms of sub-clause(1) of this Clause.

                (4) For the avoidance of doubt, if the Architect grants an extension of time in respect of a cause of delay occurring after the Employer is entitled to recover liquidated damages in respect of the Works or any Section thereof, the period of extension of time granted shall be added to the relevant Date for Completion or any extended Date for Completion previously fixed under the Conditions of Contract.

                (5) Notwithstanding that the Main Contractor is not entitled to or has not claimed an extension of time, the Architect may at any time and from time to time by notice in writing to the Main Contractor extend the time for completion of the Works or any Section for any reason.

Addendum No. 1                    SCC/24 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC23 Clause 24 - Loss and Expense Caused by Disturbance of Regular Progress of the Works

        23.1 After the word "levels" in line 2 of sub-clause 24(1)(a) of the General Conditions insert the following:-

                "(except where such receipt has been delayed by any act or omission of the Main Contractor)"

        23.2    Add after "Contract" in line 5 of sub-clause 24(1)(b):-

                "or the opening up and/or testing is required under the Contract and/or the regulations of the authorities with due jurisdiction over the work, or the inspections or tests are considered necessary by the Architect due to the failure of any prior inspections or tests which then necessitates further investigation, and provided that the Main Contractor has complied with his obligations pursuant to Clause 6(3) of the General Conditions"

        23.3 Replace the whole of sub-clause 24(1)(d) of the General Conditions by the following:-

                "Delay on the part of a Specialist Contractor engaged by the Employer in supplying materials or in executing work directly connected with but not forming part of the Works, except where such delay is due to any act or omission by the Main Contractor; or"

        23.4 Add new sub-clauses 1(f), 1(g) and 1(h) to sub-clause 24(1) of the General Conditions as follows:-

                "(f) The Main Contractor not being given possession of the Site, or where the Contract so provides, such parts thereof in accordance with the Contract or is subsequently deprived of said Site or part thereof, except where such failure to give or maintain possession is due to any act or omission by the Main Contractor; or

                (g) by reason of any delay, impediment or prevention by the Employer or the Architect.

                (h) by an instruction for the rectification of loss and damage due to Excepted Risks pursuant to Clause SC35(6).

        23.5 Add the following to the end of sub-clause 24(1) of the General Conditions:-

                "Each written application by the Main Contractor shall include a fully detailed and substantiated claim showing the build-up of such loss and/or expense claimed by the Main Contractor and shall, as a condition precedent to reimbursement of any such loss and/or expense be made within 28 days of the commencement of the event giving rise to such loss and/or expense. Any lapse of time longer than 28 days shall be deemed to be an unreasonably distant time for the above stated purpose and the Main Contractor shall be deemed to have waived his right to such claim.

                                  SCC/25 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC23 Clause 24 - Loss and Expense Caused by Disturbance of Regular Progress of the Works (Cont'd)

                The Main Contractor shall thereafter submit further written applications at intervals of no less than 30 days should the duration of the event make such necessary. Notification only of a future intention to submit a claim under this heading shall not be accepted as complying with the requirements of this Clause.

                Provided always that the Main Contractor shall have taken all practical measures to have anticipated, prevented or mitigated the effects of the event that gave rise to the direct loss and/or expense.

                                  SCC/26 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC24    Clause 26 - Determination by Main Contractor

        24.1 Add the following to sub-clause 26(1)(a) of the General Conditions between the words "certificate" and "within" in line 2:-

                "net of any sums which the Employer is for the time being entitled under the Contract or at law to deduct from the sum so due".

        24.2 Replace the whole of sub-clause 26(1)(c)(ii) of the General Conditions by the following:-

                "loss and damages to the Works occasioned by fire, lightning, explosion, storm, typhoon, flood, bursting or overflowing of water tanks, apparatus or pipes, earthquake, aircraft and other aerial devices or articles dropped therefrom, riot and civil commotion, provided such loss and damage shall not have been caused by neglect, default, act, omission or breach of contract by the Main Contractor or any sub-contractor, or".

        24.3    Delete sub-clause 26(1)(c)(iii) of the General Conditions.

        24.4 Add the following to sub-clause 26(1)(c)(v) of the General Conditions after the words "the Architect" in line 2:-

                "(except where such receipt has been delayed by any act or omission of the Main Contractor)"

        24.5 Replace the whole of sub-clause 26(1)(c)(vi) of the General Conditions by the following:-

                "delay on the part of Specialist Contractors engaged by the Employer in supplying materials or in executing work directly connected with but not forming part of the Works, except where such delay is due to any act or omission by the Main Contractor, or".

        24.6    Add after "Contract" in line 5 of sub-clause 26(1)(c)(vii):-

                "or the opening up and/or testing is required under the Contract and/or the regulations of the authorities with due jurisdiction over the work, or the inspections or tests are considered necessary by the Architect due to the failure of any prior inspections or tests which then necessitates further investigation, and provided that the Main Contractor has complied with his obligations pursuant to Clause 6(3) of the General Conditions".

        24.7 Add the following to the penultimate paragraph of sub-clause 26(1) of the General Conditions:-

                "and provided that such notice is given at least 28 days prior to the intended date of termination and provided that the circumstances giving rise to the notice (and specified therein) have not been remedied at the end of the period of 28 days."

SC25    Clause 28 - Nominated Suppliers

        Clause 28 of the General Conditions shall not form part of this Contract.

                                  SCC/27 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC26    Clause 30 - Certificates and Payments

        26.1 Delete sub-clauses 30 (1), 30 (2) and 30 (2A) of the General Conditions and replace with the following:-

                "(1) The Main Contractor shall submit an application for payment to the Architect and Quantity Surveyor at the end of each Period of Interim Certificates stated in the Appendix to the Conditions of Contract. The application for payment shall:-

                        (i) state the total value of work properly executed and of materials and goods which are for use in the Permanent Works and have been delivered (but not prematurely) to the Site and are adequately protected and all further sums that the Main Contractor considers to be due to him under the Contract, less any amount which may be retained by the Employer as provided in sub-clause (3) of this Clause and less any amounts previously paid; and

                        (ii) include a detailed statement in the format of the Schedule of Rates, with the quantity of work executed and unit rate for each item, the sum of which amounts to the estimated value of work properly executed.

                        The Architect and Quantity Surveyor shall check and amend the application for payment by making adjustments to the total value of work properly executed and of materials and goods delivered to the Site pursuant to sub-clause (1) (i) and (ii) above, as they may consider appropriate.

                (2) The Architect shall within 21 days following receipt of a valid application for payment, issue to the Employer, with a copy to the Main Contractor, an Interim Certificate showing the amount payable after deduction of any amount which may be retained by the Employer as provided in sub-clause (3) of this Clause and less any amount previously paid by the Employer to the Main Contractor by way of interim payment.

                        The Main Contractor shall be entitled to payment of the certified amount payable within the Period for Honouring Certificates stated in the Appendix to the Conditions of Contract.

                        The Architect shall have power to issue a negative certificate showing sums overpaid or otherwise due to the Employer, which shall thereupon be a debt due to the Employer."

        26.2 Delete the words "sub-clause (2) and (2)(A)" in line 2 of sub-clause 30(3) of the General Conditions and replace with "sub-clause 30(1)."

        26.3    Delete the words "The Employer's interest .... without
                obligation to invest)" in lines 1 and 2 of sub-clause 30(4)(a) of the General Conditions and replace with the following:-

                "The amounts so retained shall be held by the Employer without obligation to invest it or account for interest thereon or to place it in a designated account".

                                  SCC/28 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        26.4 Insert the following after the words "Practical Completion" in line 1 of sub-clause 30(4)(b) of the General Conditions:-

                "for the Works or any Section thereof"

                Delete the words "the total amounts then so retained" in line 2 of sub-clause 30(4)(b) and replace with:-

                "the total amounts in respect of the whole of the Works or the proportional amounts in respect of any Section of the Works (as applicable) then so retained."

        26.5    Delete the words ", and the Main Contractor shall be supplied
                ......." to ".... under sub-clause (6) of this Condition" in sub-clause 30(5)(a) of the General Conditions.

        26.6 Delete the words "clause 19(2) of these Conditions" from line 6 of sub-clause 30(5)(c) of the General Conditions and replace with "Clause SC38(1)(f) of the Special Conditions"

        26.7 Insert the following between the words "in all cases" and "pro rata" in line 13 of sub-clause 30(5)(c) of the General Conditions:-

                "(except where the Main Contractor's tender for work covered by a prime cost sum in the Schedule of Rates is accepted in which case the Main Contractor's allowance for profit included against the relevant prime cost sum or sums will be omitted)."

        26.8 Add the words "or Schedule of Rates" after the words "the Specification" in lines 4, 10 and 11 respectively of sub-clause 30(5)(c) of the General Conditions.

        26.9 Delete sub-clause 30(7)(b) of the General Conditions and replace with the following:-

                "Any defect (including any omission) in the Works, or any part thereof which a reasonable examination by the Architect at the time of the said certificate would not have disclosed; or"

Addendum No. 1                    SCC/29 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC27    Clause 31 - Surety Bond

        The whole of Clause 31 shall be deleted. Refer to Clause SC40 of the Special Conditions.

SC27A   Clause 34 - Antiquities

        Delete the words "or the Clerk of Works" from the first line of sub-clause 34(1)(c).

SC28    Clause 35 - Arbitration

        Delete the words from "then such dispute or difference ........" to the end of sub-clause 35(1) of the General Conditions and replace with the following:-

        "then any such dispute or difference arising out of or in connection with this Contract shall be referred to and determined by arbitration at the Hong Kong International Arbitration Centre and in accordance with its Domestic Arbitration Rules."

SC29    Clause 36 - Fluctuation in Wage Rates

        Clause 36 of the General Conditions shall be deleted and the words "Not Used" inserted.

SC30    Immigration (Amendment) Ordinance 1990

        The Main Contractor shall comply with the Immigration (Amendment) Ordinance 1990 and any subsequent amendments and shall not permit employment of any illegal immigrant on the Site either directly or by any sub-contractors. The Main Contractor shall undertake to indemnify the Employer fully for all fines penalties and/or other expenses and damages for delay in completion arising out of the employment of any illegal immigrant on the Site.

SC31    Access for Employer to the Works

        The Employer and his representatives shall at all reasonable times and for any reason have access to the Works and to the workshops or other places of the Main Contractor (including without limitation his sub-contractors and sub-consultants) where work is being prepared for the Contract.

Addendum No. 1                    SCC/30 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC32    Recovery of Delay and Acceleration of the Works

        (1) In this Clause SC32, the term "Recover Delay" shall mean extinguishing or reducing a delay to the Works, or any part thereof, for which the Main Contractor would otherwise be entitled to receive an extension of time pursuant to Clause 23 of the General Conditions and "Accelerate the Works" shall mean substantially completing the Works or any Section earlier than the respective Date for Completion stated in the Appendix to the Conditions of Contract or any extended time previously fixed under the Conditions of Contract.

        (2) If, in the opinion of the Architect, it might be possible for the Main Contractor, by taking certain measures, to Recover Delay or Accelerate the Works, the Architect may notify the Main Contractor of the nature of such measures and request the Main Contractor to submit proposals in respect thereof.

        (3) Within 14 (fourteen) days of receipt by the Main Contractor of a notice and request pursuant to sub-clause 2 of this Clause, the Main Contractor shall supply to the Architect his proposals for adopting measures to Recover Delay or Accelerate the Works which shall include, but not necessarily be limited to:

                (a) a description of the measures which the Main Contractor proposes to adopt;
                (b) an estimate of any saving of time which could be made by the adoption of the measures;
                (c)     the proposed price for the measures; and
                (d)     any other terms proposed by the Main Contractor.

        (4) Within 14 (fourteen) days of receipt of any proposals supplied by the Main Contractor pursuant to sub-clause 3 of this Clause, the Architect may instruct the Main Contractor:

                (a)     to provide such further information in connection with
                        the proposals as the Architect may request; and
                (b)     if in his opinion, it is necessary, to submit revised
                        proposals.

        (5) The Architect may, but shall not be obliged so to do, instruct the Main Contractor to take any measures agreed between the Architect and the Main Contractor to Recover Delay or Accelerate the Works.

        (6) The Architect may, whether or not the procedure set out in sub-clauses 2 to 4 of this Clause has been followed, instruct the Main Contractor to take such measures which, in the opinion of the Architect, it is feasible for the Main Contractor to take to Recover Delay or Accelerate the Works and the Main Contractor shall carry out the measures so instructed with due diligence.

                                  SCC/31 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC32    Recovery of Delay and Acceleration of the Works (Cont'd)

        (7) Subject to the terms of any agreement between the Architect and the Main Contractor pursuant to this Clause, if by adopting measures instructed to Recover Delay or Accelerate the Works, the Main Contractor does not extinguish delays, despite exercising due diligence, for which he would have been entitled to an extension of time in the absence of the measures, the Main Contractor shall nevertheless be granted an extension of time of the duration of the unextinguished delay.

        (8) The price to be paid and terms of payment for the measures instructed by the Architect to Recover Delay or Accelerate the Works, if not agreed between the Architect and the Main Contractor, shall be assessed and decided either by the Architect himself or the Quantity Surveyor if so instructed by the Architect.

                                  SCC/32 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC33    Alternative Design

        (1) If at any time during the execution of the Works, the Main Contractor wishes to propose to the Architect an alternative design of any part of the Permanent Works, the design of which is contained in the Specification and the Contract Drawings, he shall submit to the Architect for review a proposal for such alternative design which shall contain, without limitation:

                (i) details of the technical and aesthetic aspects of the proposal;

                (ii) the anticipated impact of the proposal on the Works Programme and any time savings offered by the Main Contractor;

                (iii) details of any cost savings to be derived from the proposal (including the cost of maintenance of the Permanent Works);

                (iv) particulars of any alternative products included in the proposal, with catalogues and technical data;

                (v) evidence of compliance with equivalent standards referred to in the Specification;

                (vi) particulars of local examples of the design included in the proposal; and

                (vii) evidence, where relevant, of the unavailability of materials specified in the Contract Drawings and/or the Specification in respect of that part of the Permanent Works to which the Main Contractor's proposal relates.

        (2) Following receipt of any proposal from the Main Contractor in accordance with sub-clause (1) of this Clause, and following consultation with the Employer, the Architect shall review the Main Contractor's proposal and shall notify the Main Contractor of any costs and/or expense which will be charged to the Main Contractor including, without limitation:

                (a) the charges of the Architect in reviewing the Main Contractor's proposal and undertaking any additional design; and

                (b) additional costs of supervising the Main Contractor's alternative design.

        (3) Within 7 (seven) days of receipt of any notice of no objection from the Architect pursuant to sub-clause (2) above, the Main Contractor shall inform the Architect whether or not he intends to proceed with his proposal for the alternative design of a part of the Permanent Works.

                                  SCC/33 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (4) In the event that the Main Contractor wishes to proceed with any alternative design proposal which has been reviewed without objection by the Architect, the Main Contractor shall, for all purposes of the Contract, be responsible for the design of that part of the Permanent Works referred to in the Architect's notice of no objection and all the provisions of the Contract in respect of the Main Contractor's design of the Works shall apply to such part of the Permanent Works to be designed by the Main Contractor. Without prejudice to the foregoing, for the purposes of Clause 1(3) of the General Conditions, that part of the Permanent Works referred to in the Architect's notice of no objection issued pursuant to sub-clause (2) of this Clause shall be deemed to be expressly required by the Contract to be designed by the Main Contractor.

        (5) Any proposal submitted by the Main Contractor in accordance with sub-clause (1) above, shall be made at such time as to enable the Architect to consider the proposal without delaying the progress of the Works or incurring any abortive design costs. The Main Contractor shall, notwithstanding the submission of any proposal to the Architect pursuant to sub-clause (1) of this Clause, continue with the execution of the Works subject to and in accordance with the Contract.

        (6) In relation to the alternative design of any part of the Permanent Works reviewed without objection by the Architect, the Employer will appoint the Authorised Person or Registered Structural Engineer (if required) to fulfil the statutory requirements under the Buildings Ordinance in respect of the Main Contractor's alternative design. The said appointment of an Authorized Person and a Registered Structural Engineer in respect of the Main Contractor's alternative design of any part of the Permanent Works shall not relieve the Main Contractor in whole or in part of any obligation or liability, nor shall the Main Contractor claim any waiver or estoppel in relation to any obligation or liability by reason of any act or omission of the Authorised Person or any person acting as Registered Structural Engineer under the Buildings Ordinance, notwithstanding that such persons may be appointed by the Employer pursuant to
                Section 4(1) of the Building Ordinance in respect of the Main Contractor's design of any part of the Permanent Works.

        (7) In relation to the Main Contractor's alternative design of any part of the Permanent Works, the Main Contractor shall appoint the Independent Checking Engineer pursuant to Clause SC34 of the Special Conditions to check the Main Contractor's alternative design in accordance with the Contract. The Main Contractor's alternative design shall be certified by a person who is registered as an Authorised Person and if required, by a person who is registered as a Registered Structural Engineer, prior to submission to the Architect for review, notwithstanding that the Employer will appoint the Authorised Person and Registered Structural Engineer (if required) in respect of the Main Contractor's alternative design pursuant to sub-clause (6) of this Clause.

                                  SCC/34 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (8) Notwithstanding any other provision of the Contract, the Main Contractor shall not be entitled to receive any extension of time for completion of the Works or any Section by reason of any failure by the Architect to issue a notice of no objection in respect of any proposal submitted by the Main Contractor for the alternative design of any part of the Permanent Works, and, unless otherwise expressly agreed by the Architect, the issue of any notice of no objection by the Architect to any proposal for an alternative design of any part of the Permanent Works shall not entitle the Main Contractor to receive any further or additional payment by reason thereof, or by reason of any disruptive effect on the remainder of the Works, whether pursuant to Clause 11 and/or 24 of the General Conditions or by way of damages howsoever arising.

SC34    Appointment of Independent Checking Engineer

        (1) Within 30 (thirty) days of the date of the Letter of Acceptance, the Main Contractor shall appoint the Independent Checking Engineer to perform the Main Contractor's design checking obligations.

        (2) The terms of appointment of the Independent Checking Engineer shall provide that the Independent Checking Engineer is required:

                (a) to provide persons of the qualifications and experience appropriate to and consistent with the nature and scope of the services to be undertaken;

                (b) to perform the duties ascribed to him with reasonable skill, care and diligence;

                (c) to perform his duties in a manner compatible and consistent with the Main Contractor's obligations;

                (d) to be represented in Hong Kong at all times throughout the execution of the Works by staff of suitable seniority and experience;

                (e) not to sub-contract any part of his obligations, save with the written consent of the Main Contractor and the Architect; and

                (f) to provide in favour of the Employer a warranty duly executed as a deed in the form appearing in Annex D to the Special Conditions.

                The Independent Checking Engineer shall be (and shall be required by his terms of appointment with the Main Contractor to
                be) independent of the Main Contractor and not be associated in any way with any person undertaking the design of any part of the Permanent Works or the Temporary Works.

                                  SCC/35 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (3) The Main Contractor shall supply to the Employer the warranty referred to in sub-clause (2)(f) above, duly executed, within 14 (fourteen) days of the appointment of the Independent Checking Engineer by the Main Contractor.

        (4) The Main Contractor shall supply to the Architect a copy of the terms and conditions of appointment of the Independent Checking Engineer within 7 (seven) days of being instructed so to do by the Architect. The Main Contractor shall not, after entering into an agreement with the Independent Checking Engineer, amend, vary or waive the terms and conditions thereof in any respect material to compliance by the Independent Checking Engineer, with the Independent Checking Engineer's obligations, without prior consent.

        (5) The Architect may instruct the termination of the appointment of the Independent Checking Engineer if, in the Architect's opinion, the Independent Checking Engineer fails to properly discharge his duties in accordance with the terms and conditions of his appointment. If the Independent Checking Engineer's appointment is so terminated, he shall not again participate in the Works without prior consent.

        (6) In the event the termination of the appointment of the Independent Checking Engineer for any reason by the Main Contractor, the Main Contractor shall give notice thereof to the Architect and shall submit for review details of the identity, qualifications, experience and terms and conditions of appointment of the proposed replacement. On receiving a notice of no objection thereto, the Main Contractor shall appoint the replacement as soon as practicable.

                                  SCC/36 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC35    Care of the Works etc.

        (1) The Main Contractor shall, subject to sub-clause (3) and (5) below, be fully responsible for the care of:

                (a) the Works, or any part thereof, (whether on the Site or elsewhere); and

                (b) all Contractor's Equipment and consumables on the Site or being delivered to the Site in connection with the Works,

                from the Date for Possession until 28 (twenty-eight) days after the date of issue of the Certificate of Practical Completion for the Works.

        (2) The Main Contractor shall be fully responsible for the care of any work which he undertakes to finish or which he otherwise carries out during any Defects Liability Period until the work has been completed, whereupon the responsibility for the care of the work shall pass to the Employer.

        (3) If a Certificate of Practical Completion is issued for any Section of the Works, the Main Contractor shall:

                (a) execute the remainder of the Works in such a manner as not to prejudice the care, maintenance and condition of the Section; and

                (b) cease to be responsible for the care of the Section 28 (twenty-eight) days after the date of issue of such Certificate of Practical Completion.

        (4) Except to the extent caused by any of the Excepted Risks defined in sub-clause (5) below, if any loss or damage occurs to:

                (a)     the Works; or

                (b)     the Contractor's Equipment or consumables

                while the Main Contractor is responsible for the care thereof, the Main Contractor shall, with all possible speed, rectify the loss or damage so that the Works are executed in accordance with the Contract. The Main Contractor shall also be liable for any loss or damage to the Works occasioned by him in the course of any operation carried out by him for the purpose of complying with his obligations under Clause 21 (3) of the General Conditions.

        (5)     "Excepted Risks" for the purpose of this Clause are:

                (a) outbreak of war (whether war be declared or not) in which Hong Kong shall be actively engaged;

                (b)     invasion of Hong Kong;

                (c)     act of terrorists in Hong Kong;

                (d) civil war, rebellion, revolution, insurrection or military or usurped power in Hong Kong;

Addendum No. 1                    SCC/37 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (5)     Cont'd

                (e) riot, commotion or disorder in Hong Kong otherwise than amongst the employees of the Main Contractor, or any of his sub-contractors of any tier currently or formerly engaged on the Works;

                (f) ionising radiation or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel, radioactive, toxic, explosive or other hazardous properties of any explosive nuclear assembly or nuclear component thereof, unless the source or cause of the radiation, radioactivity or other hazard is brought to or near the Site by the Main Contractor or any of his sub-contractors of any tier;

                (g) pressure waves caused by aircraft or other aerial devices travelling at sonic or supersonic speeds;

                (h) a cause due to use or occupation of the Permanent Works or any part thereof by the Employer (which shall not include or be deemed to include the execution of works by the government authorities or Specialist Contractors or the provision of access there to over the Site or the Permanent Works or any parts thereof); and

                (i) the neglect or default by or on behalf of the Employer, including, without limitation, in the preparation of any design of the Permanent Works or Temporary Works included in the Contract Drawings and/or the Specification, insofar as damage, loss or injury is the direct consequence thereof, or any default of government authorities or Specialist Contractors.

        (6) If and to the extent that there is any loss or damage to the Works, Contractor's Equipment or consumables caused by any of the Excepted Risks, the Main Contractor shall, if and to the extent instructed, rectify the loss or damage. If, in compliance with an instruction issued pursuant to this sub-clause, the Main Contractor is prevented from achieving Practical Completion of the Works or any Section by the relevant Date for Completion or incurs cost which the Main Contractor did not and had no reason to anticipate then, if the Main Contractor claims additional time and/or payment therefor, the Architect shall give a decision pursuant to Clause 11 and/or Clause 23 and/or clause 24 of the General Conditions, provided that the Main Contractor has complied with his obligations pursuant to Clause 11 and/or Clause 23 and/or clause 24 of the General Conditions, as appropriate.

Addendum No. 1                    SCC/38 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC36    Damage to Property and Injury to Persons - Indemnities

        (1) The Main Contractor shall be liable for and indemnify the Employer against all losses and claims of whatsoever nature in respect of:

                (a)     the death or illness of or injury to any person; and

                (b) the loss of or damage to any property other than the Works.

                arising out of or in connection with the Works or the execution thereof by the Main Contractor.

        (2) The scope of the Main Contractor's liability and indemnity pursuant to sub-clause (1) above shall be reduced proportionately to the extent that any neglect or default of the Employer or Specialist Contractors caused or Contributed to the death, illness, injury, loss or damage.

Addendum No. 1                    SCC/39 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC37    Employer's Insurance

        (1) Without limiting the Main Contractor's obligations, the Employer shall take out and maintain insurance for the benefit of and in the joint names of the Employer, the Main Contractor and his sub-contractors of any tier in respect of:

                (a) the Works including, without limitation, all unfixed goods, materials and other constituent parts forming or intended to form part thereof and consumables delivered to the Site;

                (b) liability for the death of or injury to any person (other than in the employment of the Main Contractor or any of his sub-contractors) or loss of or damage to property (other than the Works and/or consumables) arising out of the execution of the Works; and

                (c) liability in respect of "self-employed persons" or "sole proprietors" involved in the execution of the Works.

                in the terms contained in the policies contained in Annex B, subject to any amendment required by the insurers other than as a result of default of the Employer.

        (2) The Main Contractor shall comply with the terms of the policies referred to in sub-clause (1) of this Clause and shall:

                (a) notify insurers and the Employer forthwith if an event giving rise to an insurance claim under such policy occurs;

                (b) prepare and submit to insurers particulars of all claims and do all things necessary to obtain proper settlement of all insurance claims under such policy (including, without limitation, those of its sub-contractors of any tier) provided that if in the opinion of the Employer the Main Contractor fails to pursue a claim with due diligence, the Employer shall have the right, exercisable on 14 (fourteen) day's notice, to assume control over the preparation, submission and settlement of any claim, subject always to having due regard to the interests of the Main Contractor; and

                (c) comply with any procedures issued by the Employer to the Main Contractor in respect of the preparation and/or submission of any insurance claim in respect of such policies.

Date: 26 September 2002          SCC/40 * of 47             Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (3) All moneys payable under Section 1 of the policies is referred to in sub-clause (1) of this Clause (Contractor's All Risks Insurance) exceeding HK$20,000,000 (Hong Kong Dollars twenty million) shall be, and the Main Contractor shall procure that they shall be, paid to the Employer who shall release any part thereof relating to claims of the Main Contractor to the Main Contractor within a reasonable time having regard to the progress of rectification of the loss or damage to which the claim relates.

        (4) If and to the extent that the Employer receives money from the insurers in respect of any claim made by or on behalf of the Main Contractor or its sub-contractors of any tier, the Employer shall make payment to the Main Contractor or the relevant sub-contractor, without unreasonable delay, of such moneys or the appropriate proportion thereof having regard to the extent to which the relevant loss or damage to which such insurance moneys relate has been rectified in accordance with Clause SC35(2) or SC35(6) of these Special Conditions.

        (5) Any amounts not insured or not recovered under the policies referred to in sub-clauses (1)(a) and (1)(b) of this Clause including, without limitation, the amount of any deductibles (except for deductibles under the policy referred to in sub-clause (1)(c) of this Clause which shall be borne by the Main Contractor), shall be borne by the Main Contractor or the Employer in accordance with their respective responsibilities in accordance with Clause SC35 of these Special Conditions.

Date: 26 September 2002          SCC/41 * of 47             Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC38    Contractor's Insurance

        (1) Without limiting his other obligations or the obligations of the Employer, the Main Contractor shall:

                (a) in the joint names of the Employer, the Main Contractor and his sub-contractors of any tier, insure and keep insured the Permanent Works, Temporary Works and Contractor's Equipment manufactured for use in the execution of the Works for their full replacement value during manufacture against all perils usually and reasonably insurable provided that the Employer may accept a policy of insurance notwithstanding it is not in the joint names of the Employer and the Main Contractor, if the Employer's interest is notified to and accepted in writing by the insurer;

                (b) in the joint names of the Employer, the Main Contractor and his sub-contractors of any tier, within 30 days from the Date for Possession, which obligation shall not be subcontracted by the Main Contractor pursuant to Clause 17 of the General Conditions, insure and keep insured, the Permanent Works, the Temporary Works and Contractor's Equipment during transit by land, sea or air from commencement of loading at the place of manufacture in the country of origin to the delivery to and unloading at the Site or any off-Site place of storage, fabrication or assembly within the Hong Kong Special Administrative Region and including whilst at any intermediate place of storage, fabrication or assembly outside the Hong Kong Special Administrative Region during the period of such transit, from a sum not less than their full replacement value plus 10 (ten) per cent of such value and the costs of transit against all perils which are usually and reasonably insurable, provided that the Employer may accept such a policy of insurance placed by the Main Contractor (but not by any sub-contractor) notwithstanding that the Employer is not named as a joint assured, if the Employer's interest is notified to and accepted in writing by the Main Contractor's insurer;

                (c) in the joint names of the Employer, the Main Contractor and his sub-contractors of any tier, insure and keep insured the Contractor's Equipment (to the extent not insured by the Employer under Section 1 of the policy referred to in Clause SC37(1) of these Special Conditions (Contractor's All Risks Insurance) for its full replacement value, while on or off the Site or in transit, against all perils usually and reasonably insurable provided that the Employer may accept a policy of insurance notwithstanding it is not in the joint names of the Employer and the Main Contractor, if the Employer's interest is notified to and accepted in writing by the insurer;

Addendum No. 1                    SCC/42 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                (d) insure and keep insured all marine vessels used in connection with the Works for protection and indemnity liabilities including personal injury, loss of life, removal of wreck, collision, oil pollution and damage to fixed and floating objects for not less than the levels set out in Annex C Part A and, without prejudice to Clause 4 of the General Conditions, comply with the provisions of the Hong Kong Merchant Shipping (Compulsory Third Party Risks Insurance) Regulations and Merchant Shipping (Pleasure Vessels) Regulations, provided that if any cover at the level set out in Annex C Part A ceases to be available in the international insurance market (including P & I Clubs), the Main Contractor shall notify the Architect accordingly and shall insure the relevant marine vessels at the maximum level of insurance cover which is obtainable in the international insurance market at rates which are in the Architect's opinion, reasonable;

                (e) take out and maintain at all material times and where appropriate, policies of insurance, with adequate and reasonable levels of cover, in respect of the use of any aircraft by him or by his sub-contractors of any tier in connection with the Works.

                (f) take out and maintain on his own behalf and on behalf of his sub-contractors of any tier, insurance in respect of claims for the death of or bodily injury to any person under a contract of service or apprenticeship with the Main Contractor or any of his sub-contractors of any tier and arising out of and in the course of the person's employment in respect of the Works in the terms and with the insurers referred to in Annex C Part B.

                (g) in the joint names of the Employer, the Main contractor and his sub-contractors of any tier, insure and keep insured Motor Third Party Liability insurance in respect of all mechanically propelled vehicles owned, used or hired by them or in any circumstances such as to be eligible for compulsory motor insurance in accordance with the laws of Hong Kong and in a sum of not less than $5,000,000 for third party property damage.

        (2)     Insurance in accordance with sub-clause (1) paragraphs (a) to
                (g) above shall be effected with insurers and on terms approved by the Employer and shall cover all risks usually covered by such insurance and shall, to the extent of the cover, indemnify the Employer in respect of loss, expense and liability in connection with the Works.

                                  SCC/43 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (3) Section 1 of the policy referred to in Clause SC37(1) (Contractor's All Risks Insurance) of these Special Conditions insures certain items of Contractor's Equipment on the terms contained in such policy. The Employer may, notwithstanding sub-clause (1) paragraph (c) above, at his discretion, elect to insure further items of Contractor's Equipment on the terms contained in Section 1 of the policy referred to in Clause SC37(1) (Contractor's All Risks Insurance) of these Special Conditions at the cost of the Employer, by identifying and notifying the Main Contractor of the relevant items of Contractor's Equipment. If the Employer exercises this option, the Main Contractor's obligation pursuant to sub-clause (1) paragraph (c) above to insure the items of Contractor's Equipment identified and notified by the Employer shall cease with effect from 7 (seven) days after the date of such notification.

        (4) The Main Contractor shall procure that all insurance referred to in or required by sub-clause (1) paragraphs (d) and (e) of this Clause and all insurance in respect of vehicles and craft used in connection with the Works as required by any statutory requirement shall be endorsed to note the interest of the Employer.

Addendum No. 2                    SCC/44 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC39    General Insurance Obligations

        (1) If the Employer fails to comply with the terms of the policies of insurance effected by him pursuant to Clauses SC37(1) and SC38(3) of these Special Conditions or if the Main Contractor fails to comply with the terms of any of the insurance policies effected in connection with the Works, the party that is in default shall indemnify the other party against all loss, expense and liability arising from the failure.

        (2) If the Employer or the Main Contractor fails to effect and keep in force any of the insurance policies referred to in Clauses SC37 and SC38 of these Special Conditions respectively, the party that is not in default may effect and keep in force that insurance and may recover from the party in default a sum equivalent to the premium or premiums paid.

        (3) The Main Contractor shall be deemed to have satisfied himself and to have caused his sub-contractors of any tier to have satisfied themselves with regard to the extent of the cover provided by the policy referred to in Clause SC37(1) and the terms referred to in Clause SC38(1)(g) of these Special Conditions.

        (4) The Main Contractor shall promptly supply to insurers all documentation and information which they may reasonably require to effect and maintain the policies effected in connection with the Works. In the case of policies effected by the Employer pursuant to Clauses SC37(1) and SC38(3) of these Special Conditions, the Main Contractor shall supply all documentation and information requested by the Architect for onward transmission to insurers by the Employer.

        (5) The Employer shall, whenever reasonably required, produce to the Main Contractor confirmation from his insurers, or their duly authorised agents, that the policies effected by him pursuant to Clauses SC37(1) and SC38(3) of these Special Conditions remain current together with evidence of payment of the last premium due.

        (6) The Main Contractor shall, whenever instructed to do so by the Employer, produce any relevant policy of insurance effected by him in connection with the Works, together with a certificate from the insurers, or their duly authorised agents, certifying that the insurance has been effected and the last premium due has been paid.

        (7) The Main Contractor shall not do anything or cause or permit any of his sub-contractors of any tier to do anything, whether on or off-Site, which would or might render voidable any policy of insurance required by the Contract.

                                  SCC/45 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC40    Bonds, Parent Company Guarantee and Parent Company Undertakings

        (1) The Main Contractor shall, within 14 (fourteen) days of the date of the Letter of Acceptance, submit to the Employer:

                (a) a bond for the amount stated in the Appendix to the Conditions of Contract in the form appearing in Annex E to the Special Conditions, duly executed as a deed by the bank or other financial institution which is identified in the Letter of Acceptance. Such bond shall remain in full force and effect until the issue of the Certificate of Practical Completion for the whole of the Works, save to the extent that payment thereunder is received by the Employer in full prior thereto. The Employer shall return the bond to the Main Contractor within 28 (twenty-eight) days of its expiry; and

                (b) a parent company guarantee and a parent company undertaking in the forms appearing in Annexes F and G to the Special Conditions, duly executed as deeds by such of the parent companies' shareholders or holding companies of the Main Contractor as is identified in the Letter of Acceptance. If the Main Contractor companies comprise of more than one legal entity, this provision shall apply to each such entity.

        (2) If the Main Contractor fails to deliver the duly executed bond to the Employer within 14 (fourteen) days of the date of Letter of Acceptance, the Employer may deduct from monies due or to become due to the Main Contractor under this Contract an amount not greater than the sum stated in the Appendix to the Conditions of Contract in respect of the said bond until such time as the bond is delivered to him.

SC41    Entire Agreement

        Notwithstanding anything to the contrary expressed in or to be implied from the Contract, the documents referred to in Clause 3(8) of the General Conditions as comprising the Contract contain the entire agreement between the parties which supersede any previous agreement and understanding between the parties in relation to the Works or any part thereof. The Main Contractor acknowledges that by the entering into the Contract, he has not relied on any statement, representation, warranty, undertaking or qualification to, or clarification of, his tender submission, which is not expressly set out in the documents comprising the Contract and that the Employer shall have no liability to the Main Contractor in respect of the same in the absence of fraud.

                                  SCC/46 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

SC42    Intellectual Property Rights

        (1) In this Clause, intellectual property rights shall include, but not be limited to, patent, copyright, design rights, trademarks and confidential information.

        (2) The Main Contractor shall indemnify the Employer against liability in Hong Kong or in any country in connection with the infringement of any intellectual property right existing anywhere in the world in respect of anything used in or required for the Works or the operation, and maintenance in service of the Permanent Works (except to the extent that infringement was unavoidable as a result of the Contract Drawings, the Specification or any instruction, save insofar as such instruction incorporated any Main Contractor's drawings).

        (3) The Main Contractor shall, at the Employer's request and in accordance with the Employer's directions, defend any claim or proceeding against the Employer in connection with any alleged infringement referred to in sub-clause (2).

        (4) In so far as the intellectual property rights existing anywhere in the world in respect of anything used in or required for the Works or the operation, repair, maintenance, replacement or extension of the Permanent Works shall be vested in the Main Contractor, the Main Contractor grants to the Employer, his successors and assigns a royalty-free, non-exclusive and irrevocable licence (carrying the right to grant sub-licences) to use, reproduce, modify, adapt and translate any of the works, designs or inventions incorporated or referred to in anything used or required as aforesaid for all purposes relating to the Works. To the extent that beneficial ownership of any such intellectual property right is vested in anyone other than the Main Contractor, the Main Contractor shall use his best endeavours (save in respect of and to the extent of the things excepted from sub-clause (2) above, as to which the Main Contractor shall use reasonable endeavours) to procure that the beneficial owner thereof shall as soon as possible grant a like licence to the Employer. Any licence pursuant to this sub-clause
                (4) shall not be determined if the Main Contractor shall for any reason cease to be employed in connection with the Works and the Main Contractor shall execute such documents and do all other things as may be necessary to give effect to and protect the licence including, without limitation, notifying purchasers of any right of the existence of the licence.

        (5) If the Main Contractor uses proprietary software for the purpose of storing or utilising records, the Main Contractor shall procure the grant of a licence or sub-licence to use, reproduce, modify, adapt and translate the software in favour of the Employer and shall pay such licence fee or other payment as the grantor of the licence may require provided that the licence may be restricted to use, reproduction, modification, adaptation and translation relating to the Works.

Addendum No. 1                    SCC/47 of 47              Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                 ANNEXES TO THE

                         SPECIAL CONDITIONS OF CONTRACT

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                      INDEX

                                                                           Page
                                                                          ------

Annex A    - Form of Sub-Contractor Warranty                              A/1-8

Annex B    - Insurance Policy                                             B/1-11

Annex C    - Part A - Marine Vessel Liability Insurance                   C/A1-2

           - Part B - Employees Compensation Insurance                    C/B1

Annex D    - Form of Independent Checking Engineer Warranty               D/1-7

Annex E    - Form of Main Contractor's Bond                               E/1-5

Annex F    - Form of Parent Company Guarantee                             F/1-6

Annex G    - Form of Parent Company Undertaking                           G/1-5

Annex H    - Form of Draft Legal Opinions for Guarantees, Undertakings    H/1-6
             and Bonds

                                     Page i                 Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX A

                         FORM OF SUB-CONTRACTOR WARRANTY

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX A

                         FORM OF SUB-CONTRACTOR WARRANTY

THIS AGREEMENT is made the        day of        200 [SEE NOTE 1].

BETWEEN:

1. [Insert name of Company] a company incorporated in and in accordance with the laws of [Insert Jurisdiction of Incorporation] of [Insert Registered Address of Company] [SEE NOTE 2] ("the Sub-Contractor"); and

2. THE KOWLOON-CANTON RAILWAY CORPORATION of KCRC House, No. 9, Lok King Street, Fo Tan, Shatin, New Territories, Hong Kong (together with its successors and assigns, "the Employer").

WHEREAS:

(A) By a contract dated [Insert date of Letter of Acceptance issued by the Corporation] ("the Contract") made between the Employer and the Main Contractor, the Main Contractor agreed to execute the Works upon the terms contained in the Contract.

(B) The Sub-Contractor has had an opportunity of reading and noting the provisions of the Contract (other than details of the Main Contractor's prices and rates).

(C) Pursuant to the Contract, the Main Contractor wishes to enter into an agreement with the Sub-Contractor ("the Sub-Contract") for the Sub-Contractor to carry out and complete a part of the Works as more particularly described in the Sub-Contract ("the Sub-Contract Works").

(D) The Contract stipulates that the Main Contractor shall obtain the consent of the Architect (as identified in the Contract) before entering into the Sub-Contract, and that the Main Contractor shall procure that the Sub-Contractor executes a warranty in favour of the Employer.

                                       A/1                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

NOW IT IS HEREBY AGREED as follows:

1. Where applicable, words and expressions used in this Warranty shall have the meaning assigned to them in the Contract.

2. In consideration of the Employer accepting this Warranty pursuant to the Contract and the Architect consenting to the Main Contractor and the Sub-Contractor entering into the Sub-Contract, the Sub-Contractor warrants and undertakes to the Employer that:

        (a) he shall execute the Sub-Contract Works, and has carried out and will carry out each and all of the obligations, duties and undertakings of the Sub-Contractor under the Sub-Contract when and if such obligations, duties and undertakings shall become due and performable, in accordance with the terms of the Sub-Contract (as the same may from time to time be varied or amended with the consent of the Architect); and

        (b) he shall supply the Architect with all information which the Architect may reasonably require from time to time in relation to the progress of the Sub-Contract Works.

3. The Sub-Contractor undertakes to indemnify the Employer against each and every liability which the Employer may have to any person whatsoever and against any claims, demands, proceedings, loss, damages, costs and expenses sustained, incurred or payable by the Employer to the extent arising from breach of this Warranty by the Sub-Contractor provided that the Sub-Contractor shall have no greater liability to the Employer by virtue of this Clause 3 than the liability of the Main Contractor to the Employer under the Contract to the extent that the same shall have arisen by reason of any breach by the Sub-Contractor of his obligations under the Sub-Contract.

4. No allowance of time by the Employer hereunder or by the Main Contractor under the Sub-Contract nor any forbearance or forgiveness in or in respect of any matter or thing concerning this Warranty or the Sub-Contract on the part of the Employer or the Main Contractor, nor anything that the Employer or the Main Contractor may do or omit or neglect to do, shall in any way release the Sub-Contractor from any liability under this Warranty.

5. The Sub-Contractor agrees that he will not, without first giving the Employer not less than 21 (twenty-one) days' prior notice in writing, exercise any right he may have to terminate the Sub-Contract or his employment thereunder or withhold performance of his obligations under the Sub-Contract.

                                       A/2                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

6.      (a)     Notwithstanding anything to the contrary in the Sub-Contract, if the Contract or the employment of the Main Contractor under the Contract is terminated for any reason whatsoever and if so requested by the Employer in writing within 21 (twenty-one) days of such termination, the Sub-Contractor shall enter into a novation agreement with the Employer and the Main Contractor in which the Sub-Contractor will undertake, inter alia, to perform the Sub-Contract and be bound by its terms as if the Employer had originally been named as a contracting party in place of the Main Contractor and as if neither the Contract or the Main
                Contractor's employment thereunder nor the Sub-Contract or the Sub-Contractor's employment thereunder had been terminated. The said novation agreement will be in such form as the Employer may reasonably require.

        (b) If the Employer does not require the Sub-Contractor to enter into a novation agreement as required by Clause 6(a) above, the Sub-Contractor shall have no claim whatsoever against the Employer for any damage, loss or expense howsoever arising out of or in connection with this Warranty.

7. Insofar as the copyright or other intellectual property rights (in Hong Kong or any country) in any plans, calculations, drawings, documents, materials, know-how and information relating to the Sub-Contract Works shall be vested in the Sub-Contractor, the Sub-Contractor grants to the Employer, his successors and assigns a royalty free, non-exclusive and irrevocable licence (carrying the right to grant sub-licences) to use and reproduce any of the works, designs or inventions incorporated and referred to in such documents or materials and any such know-how and information for all purposes relating to the Works (including without limitation the design, construction, reconstruction, completion, maintenance, reinstatement, extension, repair and operation of the Works. To the extent that beneficial ownership of any such copyright or other intellectual property right is vested in anyone other than the Sub-Contractor, the Sub-Contractor shall use his best endeavours to procure that the beneficial owner thereof shall grant a like licence to the Employer. Any licence granted pursuant to this Clause 7 shall not be determined if the Sub-Contractor shall for any reason cease to be employed in connection with the Sub-Contract Works and the Sub-Contractor shall execute all documents and take all such other steps as may be necessary to effect and protect the licences (including, without limitation, registration and notification to purchasers of the Sub-Contractor's or other owner's rights).

8. If there is any ambiguity or conflict between the terms of the Sub-Contract and this Warranty, the terms of this Warranty shall prevail.

                                       A/3                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

9. The provisions of this Warranty shall be without prejudice to and shall not be deemed or construed so as to limit or exclude any right or remedy which the Employer may have against the Sub-Contractor whether in tort or otherwise.

10.     (a)     The Employer shall be entitled at any time, without the consent of the Sub-Contractor, to assign or transfer the benefit of this Warranty or any part thereof, any interest thereon or thereunder and any right thereunder, whether past, existing or future, to any third party.

        (b) In the event of any such assignment or transfer by the Employer in accordance with Clause 10(a) above, such assignee or transferee shall from the date thereof have the same rights, powers and remedies as it would have had if it had at all times been the Employer under this Warranty. Without prejudice to the generality of the foregoing, all losses, costs, demands, claims proceedings or any other rights or benefits whatsoever, (whether past, present or future) of the Employer related to or in any way connected with or arising out of this Warranty, shall be deemed to be those of any assignee or transferee of the Employer.

11. All documents arising out of or in connection with this Warranty shall be served:

        (a)     upon the Employer at [Insert Address]; and

        (b)     upon the Sub-Contractor, at [Insert Address], Hong Kong
                [SEE NOTE 3].

12. The Employer and the Sub-Contractor may change their respective nominated addresses for service of documents to another address in Hong Kong by providing not less than five business days' written notice to each other. All demands and notices shall be in writing and in English.

13. Subject to Clause 15, any dispute or difference of any kind whatsoever between the Employer and the Sub-Contractor arising under, and out of or in connection with this Warranty shall be referred to arbitration and the reference shall be a domestic arbitration for the purpose of Part II of the Arbitration Ordinance (Cap. 341). The reference to arbitration shall be conducted in accordance with the Arbitration Rules. References in such rules to "Dispute" shall be deemed to include any dispute or difference between the Employer and the Sub-Contractor.

14. The arbitrator shall have full power to open up, review and revise any decision, opinion, instruction, notice, order, direction, withholding of approval or consent, determination, certificate, statement of objection, assessment or valuation of the Architect or the Main Contractor relating to the dispute or difference.

                                       A/4                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

15.     The Employer may by notice to the Sub-Contractor require that:

        (a) any dispute or difference to be referred to arbitration pursuant to Clause 13 shall be referred to the arbitrator appointed or to be appointed in the arbitration of any dispute or difference in connection with the Project between the Employer and any party other than the Sub-Contractor; or

        (b) any dispute or difference in connection with the Project between the Employer and any party other than the Sub-Contractor shall be referred to the arbitrator appointed or to be appointed in the arbitration of any dispute or difference referred pursuant to Clause 13, and any dispute or difference as aforesaid shall be so referred and the Sub-Contractor shall accept such reference. Any such arbitrator shall have full power to give such orders and directions as he shall think fit in relation to the conduct of any disputes or differences including, but not limited to, the power to order consolidation and hearing together, sequentially or separately.

                                       A/5                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

16. This Warranty and all disputes arising under, out of or in connection therewith shall be governed by and construed according to the laws for the time being in force in Hong Kong and, subject to Clause 13, the Sub-Contractor agrees to submit to the non-exclusive jurisdiction of the Courts of Hong Kong.

IN WITNESS whereof this Warranty has been executed as a deed on the date first before written.

THE SEAL of                                       )
THE KOWLOON-CANTON                                )
RAILWAY CORPORATION is hereto                     )
affixed by authority of the Managing Board        )
signed by [             ] and [          ]        )
in the presence of:                               )

                                                      --------------------------
                                                      (Authorised Signatory)


                                                      --------------------------
                                                      (Authorised Signatory)

THE COMMON SEAL of                                    )
[Insert name of Company]                              )
was affixed hereto                                    )
in the presence of:                                   )
                                                      )

OR

SIGNED, SEALED AND DELIVERED                          )
by Mr [           ]                                   )
for and on behalf of [Insert name of Company]         )
as lawful attorney of the Sub-Contractor under        )
Power of Attorney dated [           ]                 )
in the presence of [Insert name of Witness]           )
as Witness                                            )

-------------------------------------

[SEE NOTE 4]

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                        NOTES FOR GUIDANCE IN PREPARATION
                          OF WARRANTY BY SUB-CONTRACTOR

These notes are prepared in order to assist the Sub-Contractor in the preparation of the Warranty and cross refer to the note references contained in the draft Warranty. The note references contained in the draft Warranty shall be deleted from the engrossment of the Warranty when prepared by the Sub-Contractor.

NOTE 1

At the time of preparation of the Warranty by the Sub-Contractor, the date should be left blank. The date will be inserted by the Employer at the time of execution of the Warranty by him.

NOTE 2

The name, place of incorporation and registered address of the Sub-Contractor shall be inserted.

NOTE 3

The address for service shall be in Hong Kong.

NOTE 4

The Sub-Contractor shall execute the warranty under seal.

This may be done either by:

(a) affixing the Corporate Seal of the Sub-Contractor in the presence of authorised signatories in accordance with the Articles of Association or other constitutional documents of the Sub-Contractor; or

(b) by execution under seal by an attorney appointed by a valid and binding Power of Attorney given by the Sub-Contractor in accordance with its Articles of Association or other constitutional documents.

The following documents shall be submitted with the executed warranty:

1.      if executed by affixing the Corporate Seal:

        (a) an extract from the Sub-Contractor's Articles of Association or other constitutional documents dealing with the execution of documents by use of the Corporate Seal of the Sub-Contractor; and

        (b) a copy of the Board Resolution or a copy of the minutes of the meeting of the Board of the Sub-Contractor by which the execution of the Warranty was approved;

                                       A/7                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

2.      if executed by an attorney on behalf of the Sub-Contractor:

        (a) a copy of the Power of Attorney by which the attorney is appointed by the Sub-Contractor to execute documents on its behalf; and

        (b) evidence of the authority of the person providing the Power of Attorney to delegate powers to the attorney e.g. copy of the Board Resolution authorising the appointment of the attorney or extracts from the Sub-Contractor's Articles of Association or other constitutional documents dealing with the appointment of attorneys, together with confirmation of the position or office held by the person giving the Power of Attorney; and

3. if the Sub-Contractor is incorporated outside of Hong Kong, a legal opinion, if required by the Employer, in a form that shall be provided to the Sub-Contractor confirming the validity of the execution of the Warranty and of any Power of Attorney.

                                       A/8                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX B

                                INSURANCE POLICY

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX B

                                INSURANCE POLICY

                                    PREAMBLE

1. In accordance with Clause SC37(1) of the Special Conditions, the Employer shall take out and maintain insurance policies for Contractor's All Risks and Third Party Liability and for liability in respect of "self-employed persons" or "sole proprietors" in the terms of the Policy Document provided herewith and with deductibles as stated therein.

2. In addition, the Employer shall take out and maintain an Excess Third Party Liability Insurance to increase the overall coverage limit to a maximum of HK$1,000,000,000 (Hong Kong Dollars One Thousand Million) for any one occurrence/unlimited in the aggregate, during the period of the Project, following the same coverage otherwise as the Primary Third Party Liability, Section 2, of the policy provided herewith.

SPECIAL CONDITIONS OF CONTRACT

                       KOWLOON-CANTON RAILWAY CORPORATION

                                Property Division
                   Public Transport Interchange Projects along
                            the East Rail Extensions

                                     [LOGO]

                                       KCR

                              [CHINESE CHARACTERS]

                                Owner Controlled
                            Construction All Risks &
                         Third Party Liability Insurance
                        (Synopsis of OCIP Master policy)

                                   Prepared by

                                  [LOGO OF AON]

                       Aon Risk Services Hong Kong Limited
                         21st Floor, Aon China Building
                             29 Queen's Road Central
                                    Hong Kong
                           Telephone: (852) 2861 6666
                           Facsimile: (852) 2862 4113

[ILLEGIBLE]

SPECIAL CONDITIONS OF CONTRACT

                 CONSTRUCTION ALL RISKS & THIRD PARTY LIABILITY
                                    INSURANCE

                                  THE SCHEDULE

POLICY NUMBER:  To Be Advised

THE INSURED:    Kowloon-Canton Railway Corporation as Owners and/or all
                Contractors and/or all Sub-Contractors of every tier and/or
                Consultants of every tier employed by the aforesaid Owners and Contractors all for their respective rights and interests

INSURED         Construction of the Kowloon-Canton Railway Corporation's East
PROJECTS:       Rail Extensions and such additional advance or related works as may be included within its scope including the Public Transport
                Interchanges along the East Rail Extensions.

INSURED         Each individual contract let separately within an Insured
CONTRACTS:      Project and including any supply and/or works orders issued in conjunction therewith and including such additional works as may be incorporated all enabling works for future property developments.

TERRITORIAL     Anywhere within the Hong Kong Special Administrative Region that
LIMITS:         may be used in connection with the East Rail Extensions
                Programme.

PERIOD OF       1.      Construction Period of Insurance
INSURANCE:

                        From 1 August 2000 until 31 December 2004 and/or the commencement of commercial operation of each of the Insured Projects of the East Rail Extensions Programme whichever is the later and,

                2.      Defects Liability Period of Insurance

                        12 months Defects Liability Period or landscape establishment period or to the extent and terms defined in each applicable contract separately.

                N.B. Any extension in the Construction Period of Insurance required by the Insured shall be automatically allowed by the Insurer provided that such extension shall not exceed 2 years. In the event that the construction period for the main works exceeds 4 years and 5 months an additional premium shall be mutually agreed but not exceeding pro-rata of the originally agreed premium rate.

INTEREST        Section One - Contract Works (Insured Property)
INSURED:

                All Works, temporary works, components, equipment, materials and goods for incorporation therein, rolling stock and works trains, spares, temporary buildings, office equipment and all other property or equipment of whatsoever nature or description (but excluding Contractors' plant and equipment and spare parts therefore) all being the property of the Insured or for which they

SPECIAL CONDITIONS OF CONTRACT

                may be responsible or hold themselves responsible at the site of the Insured Project or works or elsewhere within the Territorial Limits including whilst in Transit in connection with the Insured Projects.

                Section Two - Third Party Liability

                Indemnification of liabilities incurred by the Insured in the course of undertaking the Insured Projects as defined herein.

SUM INSURED:    Section One - Contract Works

                The Estimated Contract Sum

                Section Two - Third Party Liability

                HK$100,000,000 any one occurrence/unlimited in the aggregate during the Period of Insurance.

DEDUCTIBLES:    Section One - Contract Works

                (a) HK$200,000 each and every loss arising out of storm, tempest, typhoon, floodwater damage, subsidence, landslide, collapse, earthquake or tsunami.

                (b) HK$1,250,000 each and every loss arising out of design, workmanship or materials.

                (c) HK$75,000 each and every other loss in respect of contracts with values at inception exceeding HK$400,000,000.

                (d) HK$45,000 each and every other loss in respect of contracts with values at inception between HK$400,000,000 and HK$100,000,000.

                (e) HK$20,000 each and every other loss in respect of contracts with values at inception below HK$100,000,000.

                Section Two - Third Party Liability

                (a) HK$100,000 any one occurrence in respect of loss of or damage to third party property arising out of subsidence, collapse, vibration or removal of support or other ground movement

                (b) HK$100,000 or 50% of loss whichever is the greater of the amount of loss or damage to any underground utility services any one occurrence involving loss of or damage to oil filled and/or fibre optic cables.

                (c) HK$30,000 or 25% of loss any one occurrence in respect of loss of or damage to other underground services

                (d) HK$20,000 any one occurrence in respect of any other loss of or damage to third party property

SPECIAL CONDITIONS OF CONTRACT

EXCEPTIONS to Section 1 - Contractor's All Risks

1. Loss or destruction of or damage to cash, banknotes, treasury notes, cheques, stamps, deeds, bonds, bills of exchange, promissory notes or securities.

2. Loss or damage solely due to total or partial cessation of work against which the Insured shall have failed to take reasonable precautions to protect the Insured Property and to avoid or diminish the amount of such loss or damage.

3. Consequential loss or penalties of any kind whatsoever including delay in completing negotiating or loss of contracts.

4.      The cost of normal upkeep or normal making good.

5. Loss of any property by disappearance or by shortage where such loss is revealed only by the making of an inventory or periodic stocktaking. This exclusion shall apply to losses for which no explanation can be given and which show up only at the time of making an inventory or stocktaking. If a loss is discovered only at the time of making an inventory or stocktaking and it can be shown that such loss is due to a risk covered by the Policy, then the Insured shall be in no way prejudiced by this exclusion.

6. Loss of or damage to any aircraft or hovercraft or any waterborne vessel or craft and plant permanently mounted thereon other than safety boats, other non-power driven craft not exceeding 12 metres in length and floating works and temporary works.

7. Loss of or damage to contractors' equipment and mechanically propelled passenger or goods carrying vehicles used on the site including licenced road vehicles whether covered by any motor policy or not.

8. Damage to or loss, deterioration or death of trees or other natural vegetation pre-existing on any site at the commencement of a contract or consequent upon transplanting but this exclusion shall not apply to physical loss or damage resulting from an accidental occurrence arising out of the undertaking of the works.

9. The silting up of dredged areas nor for loss of or damage to underwater excavations, bedding material or other underwater fill, rock or protection caused by normal tide and current. In the context of the foregoing disturbance and consequent loss or damage caused by earthquake, tidal wave or tropical cyclone (defined as the hoisting of tropical cyclone signal No. 8 or higher by the Hong Kong Observatory) shall be accepted as abnormal and not excluded by the foregoing.

10.     Subsidence of reclaimed areas unless accidental.

11. Any repairs or replacements necessitated solely by wasting wearing away or wearing out caused by or naturally resulting from ordinary use of working, rusting, corrosion or gradual deterioration of any part of an item of Insured Property, but this exclusion shall not apply to damage resulting from such causes to other Insured Property by this policy.

SPECIAL CONDITIONS OF CONTRACT

12. Any sea or air transit. However, this exclusion shall not apply to any such transits commencing and finishing within the Territorial Limits of the Hong Kong Special Administrative Region.

13. The cost of pile casings or similar temporary works or temporary materials which may be abandoned or incapable of salvage after they have performed their original function.

14. Any item of risk for which a Contractor is required to effect insurance as stated in his contract with the Kowloon-Canton Railway Corporation.

15. Any increased costs of construction arising out of faulty setting out or similar difficulties of construction which increase the cost of completing the Insured Project. Provided that this exclusion shall not apply to actual damage to the Insured Property, howsoever caused.

16.     The amount(s) stated in the Deductibles Clause.

EXCEPTIONS to Section 2 - Third Party Liability

1. Liability in respect of death of or bodily injury (including illness) to any person under a contract of employment or apprenticeship with an Insured Party and arising out of and in the course of such person's employment or service with such Insured party.

2. Liability in respect of injury, illness, loss or damage or in connection with or arising from:

        a) the use of mechanically propelled passenger or goods carrying vehicles used on the public highway not being constructional plant primarily intended for use in the Insured's construction activities on site or otherwise used as a tool of trade;

        b) occurrences in respect of which liability is compulsorily insurable under any Road Traffic Act or similar legislation governing the use of motor vehicles.

3. Liability for loss of or damage to the permanent or temporary works and or materials forming part of the Insured Projects executed or in the course of execution by the contractors in performance of the Contract during the period of contractors' work (other than any period of maintenance or defects liability period) and the plant equipment or any other property of the contractor and or any sub-contractor brought onto the site of the Contract for the purpose of such direct performance or use in the connection with the Contract.

4. Liability resulting from, attributable to or caused by the ownership or possession of or use by the Insured of any aircraft or the navigation of any waterborne Vessel or craft but this exclusion shall not apply to rowing boats, dinghies, workboats, safety boats, personnel boats (powered or unpowered), working rafts or other powered craft in any case no exceeding 12 meters in length and unless otherwise insured and whilst within Hong Kong territorial waters.

        Furthermore this exclusion shall not apply to the Works or temporary works whilst afloat except when they are attached to or under the control of and/or accidentally become detached from any tug, towing vessel or other marine craft.

SPECIAL CONDITIONS OF CONTRACT

5.      Liability in respect of loss or damage to:

        a) property belonging to or in the care, custody or control of the Insured (provided that in respect of any property being repaired, altered or maintained, this exclusion shall be limited to that part of the property being worked upon);

        b) property in respect of which the Insured is indemnified under any other Policy;

        but these exclusions shall not apply to any such property after being taken into use by the owner.

6. Liability assumed by the Insured under the terms of any contract or agreement which imposes upon the Insured liability which the Insured would not otherwise have incurred. (This exclusion shall not however apply to any contract described in the Schedule nor any contract or agreement for site access or the hire of plant or supply of materials or any agreement necessarily entered into in connection with the performance of the contract described in the Schedule with any public authority, local or central or government body or similar authority, nor any other contracts advised to and agreed by the Insurers).

7.      Liability arising out of:

        a) bodily injury or loss of or damage to or loss of use of property directly or indirectly caused by seepage pollution or contamination provided always that this paragraph (a) shall not apply to liability for bodily injury or loss of or physical damage to or destruction of tangible property or loss of use of such property damaged or destroyed where such seepage pollution or contamination is caused by a sudden unintended and unexpected happening during the period of this insurance.

        b) the cost of removing nullifying or cleaning-up seeping polluting or contaminating substances unless the seepage pollution or contamination is caused by a sudden unintended and unexpected happening during the period of this insurance.

8. Liability in respect of penalty sums fines or liquidated damages payable by the Insured in respect of delay or non-completion which attaches solely because of liability in the Insured's contract or agreement.

9. Liability arising out of negligence neglect error or omissions on the part of the Insured in the conduct and execution of their professional activities and duties except where such negligence neglect error or omission results in third party death, bodily injury and/or damage to property.

10.     The amount(s) stated in the Deductibles Clause.

SPECIAL CONDITIONS OF CONTRACT

GENERAL EXCEPTIONS to All Sections

The Indemnity provided by this Policy shall not apply to nor include:-

1.      Radioactive Contamination Exclusion Clause

        Indemnity for:

        a) any loss destruction or damage to any property whatsoever or any loss or expense whatsoever resulting or arising therefrom or any consequential loss;

        b)      any legal liability of whatsoever nature;

        directly or indirectly caused by or contributed to by or arising from:

        i) ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.

        ii)     nuclear weapon materials.

        For the purpose of this exclusion only combustion shall include any self-sustaining process of nuclear fission.

2.      War etc Risks Exclusion Clause

        Loss, damage or liability directly or indirectly occasioned by happening through or in consequence of war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, commandeering, requisition or destruction or damage by order of any Government de jure or de facto or by any public authority.

        Notwithstanding this war exclusion clause, the Insurance shall cover loss or damage:

        a) caused by missiles and/or mines and/or bombs and/or other explosives not discovered at the moment of commencement of the work on any part of the Insured Projects hereunder, so long as no state of war exists in which the country where the subject matter insured will be erected is involved;

        b) caused by strikes, locked-out workmen or persons taking part in labour disturbances, riots or civil commotions or persons acting maliciously;

        c) caused by shells and/or other missiles fired from military training grounds and/or dropped from military planes (in peacetime).

SPECIAL CONDITIONS OF CONTRACT

                       KOWLOON-CANTON RAILWAY CORPORATION

                                Property Division
                      Public Transport Interchange Projects

                                     [LOGO]

                                       KCR

                              [CHINESE CHARACTERS]

                        Construction Liability Insurance
                              (Synopsis of Policy)

                                   Prepared by

                                  [LOGO OF AON]

                       Aon Risk Services Hong Kong Limited
                         21st Floor, Aon China Building
                             29 Queen's Road Central
                                    Hong Kong
                           Telephone: (852) 2861 6666
                           Facsimile: (852) 2862 4113

SPECIAL CONDITIONS OF CONTRACT

                        CONSTRUCTION LIABILITY INSURANCE

                                  THE SCHEDULE

POLICY NUMBER:  To Be Advised

THE INSURED:    (a)     Kowloon-Canton Railway Corporation and/or West Rail
                        Property Development Limited and/or associated and/or affiliated and/or subsidiary companies as the Principal.

                (b) All contractors and/or sub-contractors of any tier and/or Consultants for their site activities only and/or persons providing goods and services and/or other parties involved in connection with the undertaking of the contracts and/or their joint venture partners for their respective rights and interests.

INSURED         The development and construction of Public Transport Interchange
PROJECTS:       along the West Rail and East Rail Extension of Kowloon-Canton
                Railway Corporation.

INSURED         All contracts of enabling works, foundation, construction,
CONTRACTS:      development, decoration, maintenance, improvement and/or
                renovation, building services, mechanical and electrical works and all ancillary contracts relating to the Insured Projects awarded by the Principal.

TERRITORIAL     On or about the site of the Insured Projects including any work
LIMITS:         or areas used by the Insured in performance of the works,
                including site offices, worksites, fabrication and casting yards anywhere within the Territory of the Hong Kong Special
                Administrative including whilst in transit or temporarily stored away from the sites in connection with the Insured Contracts.

PERIOD OF       (a)     Construction Period
INSURANCE:
                        The duration of each contract period (subject to maximum
                        X months) estimated from June 2002 to June 2007

                (b)     Defects Liability Period

                        12 months Defects Liability Period or to the extent and terms as stated in each applicable contract separately in respect of Insured Contracts as defined which commence during the Inception Period of this policy.

INTEREST        Legal Liability of the Insured to third parties in respect of
INSURED:        accidental personal injury and/or property damage arising out of the Insured Projects, including liability to "Self-employed
                Persons" or "Sole Proprietors" involving in the performance of the Insured Contracts.

LIMIT OF        HK$100,000,000 any one accident but in aggregate for the period
INDEMNITY:      of insurance for Vibration, Removal or Weakening of Support and
                Principal's Existing Property

SPECIAL CONDITIONS OF CONTRACT

JURISDICTION:   Hong Kong Special Administrative Region

SPECIAL         1.  Safety Precautions
CONDITIONS:     2.  Asbestos Exclusion
                3.  90 Days Cancellation Condition
                4.  Final Declaration Clause
                5.  This policy will act as a "Difference-in-Conditions" and
                    "Difference-in-Limits" policy on top of the Construction
                    All Risks and Third Party Liability (OCIP) policy effected by KCRC

DEDUCTIBLES:    (a) 50% of adjusted loss amount, minimum HK$500,000 anyone accident for damage to oil filled and/or fiber optic cables

                (b) 25% of adjusted loss amount, minimum HK$250,000 anyone accident for water damage to third party property, Vibration, Removal or Weakening of Support, Principal's Property and/or any underground utility services other than item (a) as described above

                (c) 5% of adjusted loss amount, minimum HK$100,000 for all other kind of losses (including third party property damage and/or third party bodily injury)

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX C

                   PART A - MARINE VESSEL LIABILITY INSURANCE

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX C

                                     PART A

                        MARINE VESSEL LIABILITY INSURANCE

     Class of                                                  Amount of
  Marine Vessels              Type of Claim                  Cover Required
-----------------------------------------------------------------------------
        I                           A                        minimum HK$50m

        I                           B                        minimum HK$3m

        II                          A                        minimum US$50m

        II                          B                        minimum US$50m

Class I is marine vessels of less than 2500 gross registered tons.

Class II is marine vessels of more than 2500 gross registered tons.

A:- Claims arising from pollution by petroleum or other similar hazardous products.

B:-     All other claims.

N.B.    1.      The amounts stated as "minimum" in the column "Amount of
                Cover Required" shall apply to each and every accident, occurrence or claim.

        2. The insurance required for Class II marine vessels shall be either:-

                A. A Certificate of Entry with a mutual protection and indemnity association (P&I Club) endorsed to include (or with an additional policy to cover) the "Specialist Operations Buyback Cover" with a limit of indemnity of not less than US$50 million.

                B. A marine insurance policy subject to the "C300 Time Clauses" or equivalent either endorsed to include or with separate additional policies to cover:-

                        i.      Pollution Risks
                        ii.     Institute War and Strike Clauses - Hulls Time
                        iii. Protection and Indemnity insurance - War (excluding crew)
                        iv.     Protection and Indemnity insurance - War(crew)

                        The protection and indemnity cover provided under all of these clauses shall be for not less than US$50 million.

                                    - C/A1 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

General Exclusions

1) The above provisions shall not apply to Type A claims arising from an accident or occurrence involving an unpowered vessel which:-

        (a)     is used or hired by a supplier, and

        (b)     carries not more than 1,200 litres of such products, in drums.

2) The above provisions shall not apply to Type B claims involving unpowered Class I vessels used or hired by suppliers.

Unpowered Vessels

Despite the above, unpowered vessels are required to be insured under the standard Protection and Indemnity cover which shall include cover for Wreck Removal and the limit of indemnity shall not be less than HK$15m any one occurrence.

Powered Vessels

For the purposes of the above provisions, unpowered marine vessels whilst attached to a tug are deemed to be powered.

Addendum No. 1                      - C/A2 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX C

                   PART B - EMPLOYEE'S COMPENSATION INSURANCE

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX C

                                     PART B

                        EMPLOYEE'S COMPENSATION INSURANCE

1. The Employer shall facilitate the establishment of a Project Wrap-Up Employees' Compensation Master Policy (PWEC) with an Insurance Company duly licensed by the Insurance Authority of the Hong Kong Special Administrative Region and in terms acceptable to the Employer.

2. In accordance with the provisions of Clause SC38 (f) of the Special Conditions, the Contractor shall procure insurance for itself and for its sub-contractors of every tier from the Date for Commencement of the Works until the date of issue of the Defects Liability Certificate through the PWEC under procedures to be promulgated by the Employer before the Date of Commencement of the Works.

3. The Contractor shall pay the premium and the Statutory Employee's Compensation Levy, and any adjustment thereof as determined by the PWEC Insurer, on production of an invoice by the Employer's appointed broker and in any event the Contractor shall provide a premium receipt issued by the Employer's appointed broker within 30 days from the Date for Commencement of the Works or within 30 days of the date of the invoice for any adjustment. Such amount of premium and Statutory Employee's Compensation Levy, as evidenced by the aforesaid premium receipts, will be reimbursed to the Contractor by the Employer which, notwithstanding any other provision of the Contract, shall be made without the deduction of Retention Moneys, by the instruction by the Engineer of the expenditure of the applicable Provisional Sum contained in the Pricing Document, pursuant to Clause 11 of the General Conditions. Without prejudice to any other provision of the Contract, a certificate certifying the reimbursement shall be issued by the Engineer within 7 days of the Contractor presenting the said receipts to the Engineer. Notwithstanding any other provision of the Contract, the Contractor shall not be entitled to receive any overhead or profit from the Employer on the premium and Statutory Employee's Compensation Levy reimbursed by the Employer to the Contractor in accordance with the foregoing.

4. The insurance coverage provided by the PWEC shall follow the standard Accident Insurance Association of Hong Kong Employee's Compensation policy wording to indemnify the obligations of the Contractor and its sub-contractors of every tier and shall additionally include enhancements and extensions as set out in the Synopsis provided herewith, subject to any amendment required by the PWEC Insurers, other than as a result of default of the Employer.

                                    - C/B1 -                 Contract No.PCC-TWS

                       KOWLOON-CANTON RAILWAY CORPORATION

                                Property Division
                      Public Transport Interchange Projects

                                     [LOGO]

                                       KCR

                              [CHINESE CHARACTERS]

                                 Project Wrap-Up
                        Employees' Compensation Insurance
                           (Synopsis of Master Policy)

                                   Prepared by

                                     [LOGO]

                       Aon Risk Services Hong Kong Limited
                         21st Floor, Aon China Building
                             29 Queen's Road Central
                                    Hong Kong
                           Telephone: (852) 2861 6666
                           Facsimile: (852) 2862 4113

                     PROJECT WRAP-UP EMPLOYEES' COMPENSATION
                                    INSURANCE

                                  THE SCHEDULE

POLICY NUMBER:  To Be Advised

THE INSURED:    (a) Kowloon-Canton Railway Corporation and/or associated and/or affiliated and/or subsidiary companies as the Principal.

                (b) All Contractors and/or Sub-contractors of any tier and/or
                    Consultants and Engineers for their site activities only and/or persons providing goods and services and/or other parties involved in connection with the undertaking of the contracts and/or their joint venture partners for their respective rights and interests.

INSURED         The development and construction of Public Transport
PROJECTS:       Interchange along the West Rail and East Rail Extension of
                Kowloon-Canton Railway Corporation.

INSURED         All contracts of enabling works, foundation, construction,
CONTRACTS:      development, decoration, maintenance, improvement and/or
                renovation, building services, mechanical and electrical works and all ancillary contracts relating to the Insured Projects awarded by the Principal.

TERRITORIAL     Hong Kong Special Administrative Region but including staff and
LIMITS:         workers temporarily working outside Hong Kong Special
                Administrative Region.

PERIOD OF       For the duration of the Insured Contracts from date estimated
INSURANCE:      at June 1, 2002 to completion of the Insured Contracts plus 12 months of Defects Liability Period or to the extent and terms defined in each applicable contract separately.

                Any extension of the Period of Insurance required by the Insured shall be automatically allowed by the Insurer.

EMPLOYEES:      All Employees whilst engaged in the Insured Project, but this policy does not insure any employees of:

                (a) Kowloon-Canton Railway Corporation,

                (b) Consultants or Sub-consultants directly contracted to
                    Kowloon-Canton Railway Corporation, or

                (c) Suppliers involved in the manufacture of proprietary
                    products.

ESTIMATED       HK$2,031,000,000
CONTRACT
VALUE:

LIMIT OF        (a) Statutory Liability - as per current Employees'
INDEMNITY:          Compensation Ordinance

                (b) Common Law Liability - HK$200,000,000

JURISDICTION:   (a) Employees' Compensation Ordinance of Hong Kong Special
                    Administrative Region, and

                (b) Common Law

EXTENSIONS:     Subject to standard Employees' Compensation Insurance policy wording and the following Extensions:

                1.  AEC/DOC/9506
                2.  Joint Insureds
                3.  Primary Insureds
                4.  Waiver of Subrogation Rights against all Joint Insureds
                5.  30 Days Notice of Cancellation
                6.  Future Amendments to Statutory Provisions
                7.  Indemnity to Sub-contractors - W204
                8.  Witnessing Clause - W348
                9.  Emergency Fatality Payment
                10. Employees Temporarily Working Outside Hong Kong Special
                    Administrative Region
                11. Jurisdiction Clause
                12. Employees whilst undertaking Business Trips
                13. Emergency Transportation
                14. Declaration to Master Policy
                15. Terrorism Endorsement

RATE: 2.88% on Contract Value plus 5.3% ECI Levy and 3% Terrorism Surcharge plus 100% of the 8.3% ECI Levy and Terrorism Surcharge.

MINIMUM AND     HK$35,095,680 plus HK$4,854,902
DEPOSIT
PREMIUM:        Calculated at 60% of 2.88% of Estimated Contract Value of
                Insured Contracts for the whole Period of Insurance.

INSURERS:       Sun Hung Kai Properties Insurance Limited

CONDITIONS AND EXTENSIONS

The following Conditions and Extensions are endorsed onto the standard form of Employees' Compensation Policy as promulgated by the Accident Insurance Association of Hong Kong (subject to deletion of Conditions 7, 8 and 9) and used as the basic insurance contract by all insurance companies issuing insurance pursuant to the requirements of the Employees' Compensation Ordinance in Hong Kong.

1.      AEC/DOC/9506

        Policy Limit of Liability   :   As specified in the Schedule

        (1) In respect of any one claim or a series of claims resulting from or arising out of one event, the Company's indemnity to the Insured under this Policy, including costs and expenses incurred with the Company's written consent and irrespective of the number of persons or Insureds claiming to be indemnified, shall not in the aggregate exceed the amount specified above as the Policy Limit of Liability.

            The term "any one event" has the meaning assigned to it by the Legislation specified in the Schedule.

        (2) At any time after the happening of any event giving rise to a claim or a series of claims under this Policy, the Company may pay to the Insured the Policy Limit of Liability (after deduction of any sums already paid) or any lesser amount for which such claims can be settled and relinquish the conduct of the defence settlement or proceedings to the Insured and the Company shall not be responsible for any damage alleged to have been caused to the Insured in consequence of any alleged action or omission of the Company in connection with such defence settlement or proceedings or of the Company relinquishing such conduct nor shall the Company be liable for any costs or expenses whatsoever incurred by the Insured or by any claimant or other person after the Company shall have relinquished such conduct.

        (3) Notwithstanding Condition (7) of this Policy, if at the time of any claim under this Policy there is any other insurance indemnifying any person or Insured or Insureds who are entitled to be indemnified under this Policy, this Policy is not to be called upon in contribution and, subject to the Policy Limit of Liability, is only to pay any amount if and so far as not recoverable under such other insurance.

        (4) Where this Endorsement AEC/DOC/9506 is at variance with or inconsistent with anything contained in this Policy, this Endorsement shall prevail and take precedent.

2.      Joint Insureds Clause

        It is noted and agreed that the Insured under this Policy comprises more than one party, each operating as separate and distinct entities and that cover hereunder shall apply in the same manner and to the same extent as if individual insurances had been issued to each such party. The Insurer hereby agrees to waive all rights of subrogation which it may have or acquire against any of the parties comprising the Insured.

        The rights and indemnity of any of the parties who are not guilty of any fraud, mis-representation, non-disclosure or breach of conditions shall not be prejudiced or affected by fraud, mis-representation, non-disclosure or breach of condition by any of the other parties comprising the Insured.

3.      Primary Insurance Clause

        It is expressly understood and agreed that the insurance provided by this Policy is the primary insurance for the Insureds shown in the Schedule. If at the time any claim arises under the Policy, should there be any other insurance covering the same loss, damage or liability such other insurance shall only apply as an excess coverage and non-contributing herewith.

4.      Waiver of Subrogation Rights Against All Joint Insureds

        The Insurer waives all rights of subrogation against all Insured parties hereunder and their respective subsidiaries, affiliates, directors, officers and employees.

        Notwithstanding the foregoing, the Insured shall at the expense of the Insurer do and concur in doing and permit to be done all such acts and things as may be necessary or required by the Insurer in the interest of any rights or remedies, or of obtaining relief or indemnity from parties (other than those insured under the Policy) to which the Insurer shall be or would become entitled or subrogated upon their paying for or making good any loss or damage under this Policy, whether such acts and things shall be or become necessary or required before or after the Insured's indemnification by the Insurer.

5.      30 Days Notice of Cancellation

        The CONDITION 9 stated in the Policy will be amended as follows:

        "The Company may cancel this Policy by sending thirty days' notice by registered letter to the Insured at his last known address and in such event the premium shall be adjusted in accordance with Condition 8."

6.      Future Amendments to Statutory Provisions

        It is expressly understood and agreed that all amendments to any statutory benefits and provisions by which this policy is governed due to any Amendment to the Employees' Compensation Ordinance or to the relevant Regulations or to any re-enactment thereof shall be automatically covered hereby and an additional premium shall be payable.

7.      Indemnity to Sub-contractors - W204

        It is hereby understood and agreed that the indemnity herein granted is extended to indemnify the Insured against liability at law (including liability under the Legislation set out in the Schedule of this Policy) to employees in the employ of sub-contractors performing work for the Insured while engaged in the Business in respect of which this Policy is granted.

        It is further understood and agreed that Exception (a) of this Policy is deleted.

        Subject otherwise to the Terms of this Policy.

8.      Witnessing Clause/Exception (a) - W348

        It is hereby understood and agreed that the witnessing clause of this Policy is deemed to be deleted and replaced by the following:

        "Now this Policy witnesseth that if any employee in the immediate service of any of the parties jointly described as the Insured shall sustain bodily injury by accident or disease caused during the period of insurance and arising out of and in the course of his employment by the Insured in the Business".

        It is further understood and agreed that Exception (a) of this Policy is deleted.

        Subject otherwise to the Terms of this Policy.

9.      Emergency Fatality Payment Clause

        In the event of the death of an employee of any party covered under this Policy then subject to identification of the deceased the Insurer shall pay an immediate cash relief to the verified dependents up to a limit of HK$100,000. Such payment shall be deemed to be a partial advance for the purpose of financial assistance to the bereaved dependents.

10. Cover for Employees Temporarily Working Outside the Hong Kong Special Administrative Region

        It is hereby declared and agreed that the Territorial Limits in the Schedule of this Policy are amended to read "worldwide".

        It is further declared and agreed that if any employee is an "employee" within the meaning of the Employees' Compensation Ordinance the Company will not deny liability on the grounds that the Ordinance is not applicable outside Hong Kong in the event of an accident arising out of and in the course of his employment to such employee whilst engaged in the Business of the Insured as set forth in the Schedule.

        It is further declared and agreed that the Jurisdiction Clause is deemed to be deleted and replaced by the following:

11.     Jurisdiction Clause

        The indemnity provided by this Policy shall not apply in respect of judgements which are not in the first instance delivered by or obtained from a court of competent jurisdiction within Hong Kong nor the orders obtained in the said court for the enforcement of judgements made outside Hong Kong whether by way of reciprocal agreements or otherwise.

12.     Cover for Employees Whilst Undertaking Business Trips

        In the event of any insured employee being injured or killed whilst undertaking any trip in connection with the Business of the Insured involving travel outside Hong Kong, such injury or death shall be deemed to have arisen out of and in the course of the employee's employment for the purpose of this Policy.

        For the purpose of the insurance hereon a business trip is deemed to commence from the time an employee leaves home or normal place of business in Hong Kong, whichever is the later, and continue until arrival back at home or normal place of business in Hong Kong, whichever is the earlier. Cover provided hereon is on a 24-hour basis.

13.     Emergency Transportation

        This Policy is extended to indemnify the Insured for the cost of any emergency transportation required as a result of serious injury sustained by the Insured's employees including helicopter services if required, subject to a maximum limit of HK$10,000.

14.     Declarations to Master Policy

        This master policy will accept declarations in respect of all contracts awarded by the Kowloon-Canton Railway Corporation in respect of its West Rail Phase I Project. Each declaration shall be deemed to be a contract of insurance between the Insurer and the respective declaring contractor.

15.     Terrorism Endorsement

        Notwithstanding any provision to the contrary in this Policy or any endorsement thereto it is hereby agreed that in respect of any bodily injury or death by accident or disease ("the Loss") directly or indirectly caused by, resulting from or in connection with any act of terrorism or any action taken in controlling, preventing, suppressing or in any way relating to any act of terrorism regardless of any other cause or event contributing concurrently or in any other sequence to the
        Loss:

        (a) the Policy Limit of Indemnity shall be such amount which the Company actually receives from the Government of the Hong Kong Special Administrative Region of the People's Republic of China ("the Government") pursuant to an Agreement for Provision of Facility dated 11th January 2002 between the Government and the Company under which the Government agreed to make available to the Company and other direct insurance companies authorized to underwrite employees' compensation insurance business in Hong Kong a facility to enable them to meet claims under employees' compensation insurance policies in respect of death and injury arising out of an event of terrorism ("the Facility Agreement");

        (b) the Company will only be required to make payment after it has received from the Government (i) an approval letter confirming that the Company should settle the claim and (ii) payment under the Facility Agreement; and

        (c) for the avoidance of doubt, the Company shall have no obligation to make payment if for whatever reason it does not receive payment from the Government under the Facility Agreement, whether or not due to the Government's contention that the Loss does not fall within the scope of the Facility Agreement or the Company's breach of the Facility Agreement.

        For the purpose of the above an act of terrorism means the use of force or violence or other means or the threat thereof, of any person or persons, whether acting alone or on behalf of or in connection with any organization or government, for political, religious, or ideological purposes with an intention to influence any government and/or to put the public, or any section of the public, in fear.

        If the Company alleges that the Loss falls within the scope of this Endorsement, the burden of proving the contrary shall be upon the Insured.

        In the event any part of this endorsement is found to be invalid or unenforceable, the remainder shall remain in full force and effect.

        Words and phrases in this Endorsement shall have the same meaning as in the Policy.

PREMIUM MEMORANDUM

Should any additional works, variations or alterations increase the declared contract value, an additional premium at the policy rate shall be charged thereon. Any additional premium due shall be paid under as set out below:

1. The Contractor shall declare the value of all contractual payments made, or due up to the date the Engineer issues the Certificate of Substantial Completion.

2. The Contractor shall declare the value of all contractual payments, including the value of any retention sum, made or due up to the date the Engineer issues the Defects Liability Certificate.

3. The Contractor shall declare the final contract sum following the issue of the Final Certificate by the Engineer.

Contractor declarations pursuant to this paragraph shall be made within 30 days from the date the Engineer issues the certificate specified and the Contractor shall pay any additional premium to the insurer within 30 days of the insurer issuing an invoice for such additional premium.

PROJECT WRAP-UP EMPLOYEES' COMPENSATION INSURANCE APPLICATION PROCEDURE

Procedures promulgated for the procurement by a Contractor of Employees' Compensation Insurance in accordance with the provisions of Special Condition Clause SCC-31(g) and Annex C Part B of the Special Conditions of Contract.

1.      Application

        1.1 The Contractor shall within 24 hours of receipt of Notice to Proceed, complete the attached Application Form in full and fax it to the brokers to the Project Wrap-Up Employees' Compensation Scheme (PWEC), Aon Risk Services Hong Kong Limited (Aon) at facsimile number 2862 4113.

        1.2 Aon will fax acknowledgement to the Contractor and will supply insurance coverage documentation issued by the Insurers within 5 working days.

2.      Premium Payment

        2.1 As soon as the premium figure has been established by the Insurers, normally within 5 working days, Aon will issue a debit note to the Contractor. This will be faxed to the Contractor to enable him to make arrangements for payment and the original debit note will be sent by post.

        2.2 The Contractor should arrange to pay the premium as quickly as possible by a cheque drawn on a bank in Hong Kong and made payable to "Aon Risk Services Hong Kong Limited".

        2.3 As soon as the cheque has been cleared, Aon will send a receipt for the premium to the Contractor by post unless the Contractor requests that he shall, by prior arrangement, collect it from Aon's office.

3.      Compliance and Recovery

        3.1 In accordance with Paragraph 3 of Part B to Annex C of the Special Conditions of Contract, the Contractor shall lodge the original premium receipt issued by Aon to the Employer not later than 30 days from the date of Notice to Proceed.

        3.2 Such amount of premium and Statutory Employees' Compensation Levy, as evidenced by the aforesaid premium receipt issued by Aon, will be reimbursed to the Contractor by the Employer on presentation of the receipt in accordance with the Pricing Document in the Contract.

4.      Broker's Details

        4.1     The Company

                Aon Risk Services Hong Kong Limited
                21st Floor Aon China Building,
                29 Queen's Road Central
                Hong Kong

                Telephone:            (852) 2861 6666

                Fax:                  (852)2862 4113

4.2             Contact Personnel

                Mr. Albert Kee
                Executive Director
                Direct Telephone:     (852) 2862 4210
                Direct Fax:           (852) 2243 8680
                E-mail:               albert_kee@aon-asia.com

                Mr. Timothy Lam
                Associate Director
                Direct Telephone:     (852) 2862 4230
                Direct Fax:           (852) 2243 8691
                E-mail:               timothy_lam@aon-asia.com

                                 APPLICATION FOR
                PROJECT WRAP-UP EMPLOYEES' COMPENSATION INSURANCE
                               FOR CONTRACTS UNDER
                       KOWLOON-CANTON RAILWAY CORPORATION
         WEST RAIL AND EAST RAIL EXTENSION PROPERTY DEVELOPMENT PROJECTS

This form should be completed in full by the Contractor immediately upon receipt of Letter of Acceptance. The completed form should immediately be faxed to Aon Risk Services Hong Kong Limited at facsimile 2862 4113 to initiate policy issue in accordance with Annex C Part B of the Special Conditions of Contract.

DETAILS OF CONTRACTOR

Name of Contractor:

Note: include full legal title of Contractor or joint venture company. If a joint venture partnership then include the full names of all joint venture partners.

Corporate Contact:
Correspondence Address:

Telephone:                 Fax:                  E-mail:

DETAILS OF CONTACT

Contact Number:

Contract Title:

Date of Commencement of Contract:

Date of Completion of Contract:

Length of Defects Liability Period:

Awarded Contract Sum:

We hereby certify that the foregoing information is correct and submit our application to the insurer for Employees' Compensation Insurance in connection with the contract described herein.

Signed: ________________________   Date: ___________________________

For and on behalf of the Contractor
Name herein by
(Name of Signatory)_____________________

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX D

                 FORM OF INDEPENDENT CHECKING ENGINEER WARRANTY

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX D

                 FORM OF INDEPENDENT CHECKING ENGINEER WARRANTY

THIS AGREEMENT is made the        day of        200 [SEE NOTE 1].

BETWEEN:

(1) [Insert name of Independent Checking Engineer] a company incorporated in and in accordance with the laws of [Insert Jurisdiction of Incorporation] [SEE NOTE 2] of [Insert Registered Address of Independent Checking Engineer] ("the Independent Checking Engineer"); and

(2) THE KOWLOON-CANTON RAILWAY CORPORATION of KCRC House, No. 9, Lok King Street, Fo Tan, Shatin, New Territories, Hong Kong (together with its successors and assigns, "the Employer").

WHEREAS:

(A) By a contract dated [Insert date of Letter of Acceptance issued by the Corporation] ("the Contract") made between the Employer and [Insert name of Main Contractor] ("the Main Contractor"), the Main Contractor has agreed to execute the Works upon the terms contained in the Contract.

(B) The Main Contractor and the Independent Checking Engineer have entered into an agreement ("the Design Check Agreement") by which the Independent Checking Engineer has undertaken the design checking obligations specified in the Contract.

(C) The Design Check Agreement stipulates that the Independent Checking Engineer is obliged to provide the Employer with an executed warranty in the terms hereof.

NOW IT IS HEREBY AGREED as follows:

1. In this Warranty, words and expressions shall have the meanings assigned to them in the Contract, except where the context otherwise requires.

2. The Independent Checking Engineer warrants and undertakes to the Employer that it has exercised and will in carrying out the duties and functions ascribed to it in the Design Check Agreement, continue to exercise all the skill and care to be expected of a professionally qualified and competent Independent Checking Engineer experienced in carrying out services which are of a similar nature and scope as the services to be performed under the Design Check Agreement.

SPECIAL CONDITIONS OF CONTRACT

3. The Independent Checking Engineer undertakes to indemnify the Employer against each and every liability which the Employer may have to any person whatsoever and against any claims, demands, proceedings, loss, damages, costs and expenses sustained, incurred or payable by the Employer to the extent arising from breach of this Warranty by the Independent Checking Engineer, provided that the Independent Checking Engineer shall have no greater liability to the Employer by virtue of this Clause 3 than the liability of the Independent Checking Engineer to the Main Contractor under the Design Check Agreement to the extent that the same shall have arisen by reason of any breach by the Independent Checking Engineer of his obligations under the Design Check Agreement.

4. No allowance of time by the Employer under the Contract or by the Main Contractor under the Design Check Agreement nor any forbearance or forgiveness in or in respect of any matter or thing concerning this Warranty or the Design Check Agreement on the part of the Employer or the Main Contractor nor anything that the Employer or the Main Contractor may do or omit or neglect to do, shall in any way release the Independent Checking Engineer from any liability under this Warranty.

5. The Independent Checking Engineer agrees that he will not without first giving the Employer not less than 21 (twenty one) days' prior notice in writing exercise any right he may have to terminate the Design Check Agreement or his employment thereunder or withhold performance of his obligations under the Design Check Agreement.

6.      (a)     Notwithstanding anything to the contrary in the Design Check
                Agreement, if the Contract or the employment of the Main
                Contractor under the Contract is terminated for any reason whatsoever and if so requested by the Employer in writing within 21 (twenty one) days of such termination, the Independent
                Checking Engineer shall enter into a novation agreement with the Employer and the Main Contractor in which the Independent
                Checking Engineer will undertake, inter alia, to perform the Design Check Agreement and be bound by its terms as if the Employer had originally been named as the contracting party in place of the Main Contractor and as if neither the Contract or the Main Contractor's employment thereunder had been terminated.
                The said novation agreement will be in such form as the Employer may reasonably require.

        (b) If the Employer does not require the Independent Checking Engineer to enter into a novation agreement as required by Clause 6(a) above, the Independent Checking Engineer shall have no claim whatsoever against the Employer for any damage, loss or expense howsoever arising out of or in connection with this Warranty.

                                       D/2                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

7. Except to the extent (if any) expressly permitted by the Design Check Agreement, the Independent Checking Engineer shall not sub-contract any of his obligations under the Design Check Agreement without the prior written consent of the Employer.

8. The Independent Checking Engineer acknowledges that the Employer shall be entitled to assign the benefit of this Warranty at any time without the consent of the Independent Checking Engineer being required.

9. The Independent Checking Engineer undertakes that no material variation or amendment to or waiver of the terms of the Design Check Agreement shall be agreed with the Main Contractor without the prior written consent of the Employer.

10. Nothing in this Warranty shall be taken as diminishing or increasing any liability on the part of the Independent Checking Engineer under the Design Check Agreement.

11. The Independent Checking Engineer acknowledges that it has not relied on any information relating to the Contract, the Site or the Works provided directly or indirectly by the Employer and that the Employer shall have no liability or responsibility to the Independent Checking Engineer for any such information in the absence of fraud.

12.     (1)     Insofar as the patent, copyright or other intellectual property rights in any plans, calculations, drawings, documents, materials, know-how and information relating to the execution of the Works shall be vested in the Independent Checking Engineer, the Independent Checking Engineer grants to the Employer a royalty-free, non-exclusive and irrevocable licence (carrying the right to grant sub-licences) to use and reproduce any of the works, designs or inventions incorporated and referred to in such documents or materials and any such know-how and information for all purposes relating to the Works (including, without limitation, the design, construction, reconstruction, completion, maintenance, reinstatement, extension, repair and operation of the Works). To the extent beneficial ownership of any such patent, copyright or other intellectual property right is vested in anyone other than the Independent Checking
                Engineer, the Independent Checking Engineer shall use its reasonable endeavours to procure that the beneficial owner thereof shall grant a like licence to the Employer. Any such licence granted shall not be determined if the Design Check
                Agreement shall be revoked or expire or if the Design Check
                Agreement shall be terminated.

                                       D/3                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (2) In the event of the Independent Checking Engineer ceasing to be employed under the Design Check Agreement for any reason whatever, the Independent Checking Engineer shall provide to the Employer for the retention and use by it, all drawings, diagrams, specifications, calculations and other data and information which the Independent Checking Engineer has prepared or are within its possession or control relating to the Works whether or not previously provided.

13. All documents arising out of or in connection with this Warranty shall be served:

        (1)     upon the Employer at [Insert Address]; and

        (2) upon the Independent Checking Engineer at [Insert Address], Hong Kong. [SEE NOTE 3]

14. The Employer and the Independent Checking Engineer may change their respective nominated addresses for service of documents to another address in Hong Kong but only by prior written notice to each other. All demands and notices must be in writing.

15. This Warranty shall be governed by and construed according to the laws for the time being in force in Hong Kong and, subject to Clause 16, the Independent Checking Engineer agrees to submit to the non-exclusive jurisdiction of the Courts of Hong Kong.

16.     (1)     Any dispute or difference of any kind whatsoever between the
                Employer and the Independent Checking Engineer arising under, out of or in connection with this Warranty shall be referred to arbitration in accordance with the Arbitration Rules. The reference shall be a domestic arbitration for the purpose of
                Part II of the Arbitration Ordinance (Cap. 341). References to
                "Dispute" in such arbitration rules are deemed to include any such dispute or difference between the Employer and the Independent Checking Engineer.

        (2) In the event that the Employer is of the opinion that the issues in such a dispute or difference will or may touch upon or concern a dispute or difference arising under, out of or in connection with the Contract ("the Contract Dispute") then provided that an arbitrator has not already been appointed pursuant to Clause 16(1), the Employer may by notice in writing to the Independent Checking Engineer require and the Independent Checking Engineer shall be deemed to have consented to the referral of such dispute or difference to the arbitrator to whom the Contract Dispute has been or will be referred.

                                       D/4                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

        (3) Save as expressly otherwise provided, the arbitrator shall have full power to open up, review and revise any decision, opinion, instruction, notice, order, direction, withholding of approval or consent, determination, certificate, statement of objection, assessment or valuation of the Employer or the Architect under the Contract and the Independent Checking Engineer or the Main Contractor relating to the dispute or difference.

IN WITNESS whereof this Warranty has been executed as a deed on the date first above written.

THE SEAL of                                  )
THE KOWLOON-CANTON                           )
RAILWAY CORPORATION                          )
is hereto affixed by authority of the        )
Managing Board and signed by                 )
[          ] and [          ]                )
in the presence of:                          )

                                                          ______________________
                                                          (Authorised Signatory)

                                                          ______________________
                                                          (Authorised Signatory)

THE COMMON SEAL of                                        )
[Insert name of Independent Checking Engineer]            )
was affixed hereto                                        )
in the presence of:                                       )
                                                          )

OR

SIGNED, SEALED AND DELIVERED                              )
by Mr [             ]                                     )
for and on behalf of [Insert name of Independent          )
Checking Engineer]                                        )
as lawful attorney of the Independent Checking Engineer)
under Power of Attorney dated [          ]                )
in the presence of [Insert name of Witness]               )
as Witness                                                )

______________________________________

[SEE NOTE 4]

                                       D/5                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                        NOTES FOR GUIDANCE IN PREPARATION
                  OF WARRANTY BY INDEPENDENT CHECKING ENGINEER

These notes are prepared in order to assist the Independent Checking Engineer in the preparation of the Warranty and cross refer to the note references contained in the draft Warranty. The note references contained in the draft Warranty shall be deleted from the engrossment of the Warranty when prepared by the Independent Checking Engineer.

NOTE 1

At the time of preparation of the Warranty by the Independent Checking Engineer, the date should be left blank. The date will be inserted by the Employer at the time of execution the Warranty by him.

NOTE 2

The jurisdiction in which the Independent Checking Engineer is incorporated shall be inserted.

NOTE 3

The address for service shall be in Hong Kong.

NOTE 4

The Independent Checking Engineer shall execute the warranty under seal.

This may be done either by:

(a) affixing the Corporate Seal of the Independent Checking Engineer in the presence of authorised signatories in accordance with the Articles of Association or other constitutional documents of the Independent Checking Engineer; or

(b) by execution under seal by an attorney appointed by a valid and binding Power of Attorney given by the Independent Checking Engineer in accordance with its Articles of Association or other constitutional documents.

                                       D/6                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

The following documents shall be submitted with the executed warranty:

1.      if executed by affixing the Corporate Seal:

        (a) an extract from the Independent Checking Engineer's Articles of Association or other constitutional documents dealing with the execution of documents by use of the Corporate Seal of the Independent Checking Engineer; and

        (b) a copy of the Board Resolution or a copy of the minutes of the meeting of the Board of the Independent Checking Engineer by which the execution of the warranty was approved;

2.      if executed by an attorney on behalf of the Independent Checking
        Engineer:

        (a) a copy of the Power of Attorney by which the attorney is appointed by the Independent Checking Engineer to execute documents on its behalf; and

        (b) evidence of the authority of the person providing the Power of Attorney to delegate powers to the attorney e.g. copy of the Board Resolution authorising the appointment of the attorney or extracts from the Independent Checking Engineer's Articles of Association or other constitutional documents dealing with the appointment of attorneys together with confirmation of the position or office held by the person giving the Power of Attorney; and

3. if the Independent Checking Engineer is incorporated outside of Hong Kong, a legal opinion, if required by the Employer, in a form that shall be provided to the Independent Checking Engineer, confirming the validity of the execution of the Warranty and of any Power of Attorney.

                                       D/7                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX E

                         FORM OF MAIN CONTRACTOR'S BOND

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX E

                         FORM OF MAIN CONTRACTOR'S BOND

              [To be prepared on headed notepaper of the Bondsman]

BY THIS BOND dated the        day of        200 .

[Insert name of Bondsman] a company incorporated in and in accordance with the laws of [Insert Jurisdiction of Incorporation] of [Insert Registered Address and Place of Business in Hong Kong of Bondsman] [SEE NOTE 1] ("the Bondsman") is irrevocably and unconditionally bound to THE KOWLOON-CANTON RAILWAY CORPORATION of KCRC House, No.9, Lok King Street, Fo Tan, Shatin, New Territories, Hong Kong (together with its successors and assigns, "the Employer") in the sum of [Insert amount of Bonded Sum in words] Hong Kong Dollars (HK$[Insert amount of Bonded Sum in figures]) ("the Bonded Sum") for payment of which sum the Bondsman binds himself in accordance with the provisions of this Bond.

WHEREAS:

(A) By a contract dated [Insert date of Letter of Acceptance issued by the Corporation] ("the Contract") made between the Employer and the Main Contractor, the Main Contractor has agreed to execute the Works upon the terms contained in the Contract.

(B) Pursuant to the terms of the Contract, the Main Contractor agreed to procure the provision to the Employer of a Bond in the terms hereof.

NOW THE TERMS of this Bond are:

1. Where applicable, words and expressions used in this Bond shall have the meaning assigned to them in the Contract.

2. If, in the Employer's opinion, the Main Contractor is or has been in default in respect of any of his obligations under the Contract, the Bondsman shall upon demand made by the Employer in writing and without conditions or proof of the said default or amount demanded, pay the amount identified in the demand in respect of the damages, losses, charges, costs or expenses sustained by the Employer by reason of the default, up to the amount of the Bonded Sum.

                                     - E/1 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

3. The liability of the Bondsman under this Bond shall remain in full force and effect and shall not be affected or discharged in any way by, and the Bondsman hereby waives notice of:

        (a) any suspension of the Works or variation to or amendment of the Works or the Contract (including, without limitation, extension of time for performance and adjustment to the amount payable to the Main Contractor under the Contract);

        (b) the termination of the Contract or of the employment of the Main Contractor under the Contract;

        (c) any forbearance or waiver of any right of action or remedy the Employer may have against the Main Contractor, or negligence by the Employer in enforcing any such right of action or remedy;

        (d) any other bond, security or guarantee held or obtained by the Employer for any of the obligations of the Main Contractor under the Contract or any release or waiver thereof;

        (e) any act or omission of the Main Contractor pursuant to any other arrangement with the Bondsman;

        (f) the issue of any Certificate of Practical Completion in respect of any Section of the Works, save for the last Section of the Works;

        (g)     any breach of the Contract by or other default of the Employer;
                and

        (h) any provision of the Contract being or becoming illegal, invalid, void, voidable or unenforceable.

4. The liability of the Bondsman under this Bond shall cease on whichever of the following events first occurs:

        (a) payment by the Bondsman of the Bonded Sum in full to the Employer;

        (b) issue of the Certificate of Practical Completion for the last Section of the Works; or

        (c)     return of the Bond by the Employer to the Main Contractor.

5. The Bondsman acknowledges that the Employer shall be entitled to assign the benefit of this Bond or any part thereof, any interest therein or thereunder and any right thereunder, whether past, existing or future, at any time, without the consent of the Bondsman or the Main Contractor being required.

6. All documents arising out of or in connection with this Bond shall be served upon the Bondsman, at [insert Address] Hong Kong in English [SEE
        NOTE 2].

7. The Bondsman may change his nominated address for service of documents to another address in Hong Kong but only by prior written notice to the Employer.

8. This Bond shall be governed by and construed according to the laws for the time being in force in Hong Kong and the Bondsman agrees to submit to the nonexclusive jurisdiction of the Courts of Hong Kong.

                                     - E/2 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

IN WITNESS whereof this Bond has been executed as a deed on the date first above written.

THE COMMON SEAL of                        )
[Insert name of Bondsman]                 )
was affixed hereto in                     )
the presence of:                          )
                                          )
OR

SIGNED, SEALED AND DELIVERED              )
by Mr [             ]                     )
for and on behalf of [Insert name of      )
Bondsman]                                 )
as lawful attorney of the Bondsman        )
under Power of Attorney                   )
dated [          ] in the                 )
presence of [Insert name of Witness]      )
as Witness                                )

_____________________________________
[SEE NOTE 3]

                                     - E/3 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

              NOTES FOR GUIDANCE IN PREPARATION OF BOND BY BONDSMAN

These notes are prepared in order to assist the Bondsman in the preparation of the Main Contractor's Bond and cross refer to the note references contained in the draft Bond. The note references contained in the draft Bond shall be deleted from the engrossment of the Bond when prepared by the Bondsman.

NOTE 1

The place of incorporation of the Bondsman shall be inserted together with:

(a)     its registered address in the place of incorporation; and

(b)     the address of its place of business in Hong Kong.

NOTE 2

The address for service of notices and demands on the Bondsman shall be in Hong Kong and, preferably, at the Bondsman's place of business in Hong Kong.

NOTE 3

The Main Contractor's Bond shall be executed under seal by the Bondsman.

This may be done either by:

(a) affixing the Corporate Seal of the Bondsman in the presence of authorised signatories in accordance with the Articles of Association or other constitutional documents of the Bondsman; or

(b) by execution under seal by an attorney appointed by a valid and binding Power of Attorney given by the Bondsman in accordance with its Articles of Association or other constitutional documents.

The following documents shall be submitted with the executed Bond:

1.      if executed by affixing the Corporate Seal:

        (a) an extract from the Bondsman's Articles of Association or other constitutional documents dealing with the execution of documents by use of the Corporate Seal of the Bondsman; and

        (b) a copy of the Board Resolution or a copy of the minutes of the meeting of the Board of the Bondsman, by which the execution of the Bond was approved; and

2.      if executed by an attorney on behalf of the Bondsman:

        (a) a copy of the Power of Attorney by which the attorney is appointed by the Bondsman to execute documents on its behalf; and

        (b) evidence of the authority of the person providing the Power of Attorney to delegate the powers to the attorney e.g. copy of the Board Resolution

                                     - E/4 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                authorising the appointment of the attorney or extracts from the Bondsman's Articles of Association or other constitutional documents dealing with the appointment of attorneys, together with confirmation of the position or office held by the person giving the Power of Attorney.

                                     - E/5 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX F

                        FORM OF PARENT COMPANY GUARANTEE

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX F

                        FORM OF PARENT COMPANY GUARANTEE

THIS GUARANTEE is made the        day of        200 .

BY:

[Insert name of Parent Company] a company incorporated in and in accordance with the laws of [Insert Jurisdiction of Incorporation] of [Insert Registered Address] [and [Insert name of Second Parent Company if appropriate] a company incorporated in accordance with the laws of [Insert Jurisdiction of Incorporation] of [Insert Registered Address], jointly and severally,] [SEE NOTE 1] ("the Guarantor");

IN FAVOUR OF:

THE KOWLOON-CANTON RAILWAY CORPORATION of KCRC House, No. 9, Lok King Street, Fo Tan, Shatin, New Territories, Hong Kong (together with its successors and assigns, "the Employer").

WHEREAS:

(A) By a contract dated [Insert date of Letter of Acceptance issued by the Corporation] ("the Contract") made between the Employer and the Main Contractor, the Main Contractor has agreed to execute the Works upon the terms contained in the Contract.

(B) Pursuant to the terms of the Contract, the Main Contractor agreed to procure the provision of a guarantee in the terms hereof. [SEE NOTE 2]

(C) At the request of the Main Contractor, the Guarantor has [jointly and severally] [SEE NOTE 1] agreed to guarantee performance of the Contract by the Main Contractor [SEE NOTE 3] as set out herein.

IT IS HEREBY AGREED as follows:

1. Where applicable, words and expressions used in this Guarantee shall have the meaning assigned to them in the Contract.

2. In consideration of the Employer accepting this Guarantee pursuant to the Contract, the Guarantor [jointly and severally] [SEE NOTE 1] irrevocably and unconditionally guarantees to the Employer, as a primary obligation and not as a surety, due performance by the Main Contractor of all of his obligations and liabilities under and arising out of the Contract save that nothing herein shall be construed as imposing greater obligations or liabilities on the Guarantor than are imposed on the Main Contractor by the Contract.

                                       F/1                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

3. The obligations of the Guarantor under this Guarantee shall remain in full force and effect and shall not be discharged in any way by and the Guarantor hereby waives notice of:

        (a) any suspension of the Works or variation to or amendment of the Works or the Contract (including, without limitation, extension of time for performance and adjustment to the amount payable to the Main Contractor under the Contract);

        (b) any provision of the Contract being or becoming illegal, invalid, void, voidable or unenforceable;

        (c) the termination of the Contract or of the employment of the Main Contractor under the Contract;

        (d) any forbearance or waiver of any right of action or remedy the Employer may have against the Main Contractor or negligence by the Employer in enforcing any such right of action or remedy;

        (e) any bond, security or other guarantee held or obtained by the Employer for any of the obligations of the Main Contractor under the Contract or any release or waiver thereof; and

        (f)     any breach of the Contract or other default of the Employer.

4. This Guarantee shall extend to any variation of or amendment to the Contract and to any agreement supplemental thereto agreed between the Employer and the Main Contractor and the Guarantor hereby authorises the Employer and the Main Contractor to make any such amendment, variation or supplemental agreement without notice to or consent of the Guarantor.

5. This Guarantee is a continuing guarantee and accordingly shall cover all of the obligations and liabilities of the Main Contractor under and arising out of the Contract and shall remain in full force and effect until all the said obligations and liabilities of the Main Contractor have been carried out, completed and discharged in accordance with the Contract. This Guarantee is in addition to any other security which the Employer may at any time hold and may be enforced without first having recourse to any such security or taking any steps or proceedings against the Main Contractor.

                                       F/2                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

6. Until the date of issue of the Certificate of Completion of Making Good Defects, the Guarantor shall not on any ground whatsoever make any claim or threaten to make any claim whether by proceedings or otherwise against the Main Contractor nor, if the Main Contractor comprises more than one entity, against any such entity for the recovery of any sum paid by the Guarantor pursuant to this Guarantee. Any such claim shall be subordinate to any claims (contingent or otherwise) which the Employer may have against the Main Contractor and/or any entity as aforesaid arising out of or in connection with the Contract until such time as the Employer's claims shall be satisfied by the Main Contractor and/or any entity as aforesaid or the Guarantor as the case may be. To that intent, the Guarantor shall not claim or have the benefit of any security which the Employer holds or may hold for any monies or liabilities due or incurred by the Main Contractor and/or any entity as aforesaid to the Employer and, in case the Guarantor receives any sum from the Main Contractor and/or any entity as aforesaid in respect of any payment by the Guarantor hereunder, the Guarantor shall hold such sum in trust for the Employer for so long as any sum is payable (contingently or otherwise) under this Guarantee.

7. The Employer shall be entitled at any time, without the consent of the Guarantor to assign or transfer the benefit of this Guarantee or any part thereof, any interest therein or thereunder and any right thereunder, whether past, existing or future, to any third party. In the event of any assignment or transfer by the Employer as aforesaid, the assignee or transferee shall from the date thereof have the same rights, powers and remedies as it would have had if it had at all times been the Employer under this Guarantee.

8 All documents arising out of or in connection with this Guarantee shall be served upon the Guarantor, at [Insert Address], Hong Kong [SEE NOTE 4].

9. The Guarantor may change its nominated address for service of documents to another address in Hong Kong by providing not less than five business days' written notice to the Employer. All demands and notices shall be in writing and in English.

10. This Guarantee shall be governed by and construed according to the laws for the time being in force in Hong Kong and the Guarantor agrees to submit to the nonexclusive jurisdiction of the Courts of Hong Kong.

                                       F/3                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

IN WITNESS whereof this Guarantee has been executed as a deed on the date first before written.

THE COMMON SEAL of                                     )
[               ]                                      )
was affixed hereto in                                  )
the presence of:                                       )
                                                       )

OR

SIGNED, SEALED AND DELIVERED                           )
by Mr [             ]                                  )
for and on behalf of [Insert name of Parent Company]   )
as lawful attorney of the Guarantor under              )
Power of Attorney dated [          ]                   )
in the presence of [Insert name of Witness]            )
as Witness                                             )

____________________________________________

[SEE NOTES 1 AND 5]

                                       F/4                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                        NOTES FOR GUIDANCE IN PREPARATION
                            OF GUARANTEE BY GUARANTOR

These notes are prepared in order to assist the Guarantor in the preparation of the Guarantee and cross refer to the note references contained in the draft Guarantee. The note references contained in the draft Guarantee shall be deleted from the engrossment of the Guarantee when prepared by the Guarantor.

NOTE 1

If more than one company executes this Guarantee in respect of the Main Contractor or any entity comprising the Main Contractor (e.g. because the Main Contractor or any entity has more than one parent company) the Guarantors under the Guarantee shall have joint and several liability and the square brackets shall be deleted.

If only one party is acting as Guarantor under the Guarantee, the square brackets and the words within, relating to the second Parent Company and joint and several liability, should be deleted.

NOTE 2

If the Main Contractor comprises more than one legal entity, a Guarantee in this form shall be provided in respect of each entity.

NOTE 3

If the circumstances referred to under Note 2 apply, and the Main Contractor comprises more than one legal entity, the Guarantor shall guarantee the performance of the Main Contractor as a whole because each entity comprising the Main Contractor shall have joint and several liability for the acts and omissions of the Main Contractor as a whole.

NOTE 4

The address for service shall be in Hong Kong.

NOTE 5

Each entity comprising the Guarantor shall execute the Guarantee under seal.

                                       F/5                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

This may be done either by:

(a) affixing the Corporate Seal of the Guarantor in the presence of authorised signatories in accordance with the Articles of Association or other constitutional documents of the Guarantor; or

(b) by execution under seal by an attorney appointed by a valid and binding Power of Attorney given by the Guarantor in accordance with its Articles of Association or other constitutional documents.

The following documents shall be submitted with the executed Guarantee:

1.      if executed by affixing the Corporate Seal:

        (a) an extract from the Guarantor's Articles of Association dealing with the execution of documents by use of the Corporate Seal of the Guarantor or other constitutional documents; and

        (b) a copy of the Board Resolution or a copy of the minutes of the meeting of the Board of the Guarantor by which the execution of the Guarantee was approved; and

2.      if executed by an attorney on behalf of the Guarantor:

        (a) a copy of the Power of Attorney by which the attorney is appointed by the Guarantor to execute documents on its behalf; and

        (b) evidence of the authority of the person providing the Power of Attorney to delegate powers to the attorney e.g. copy of the Board Resolution authorising the appointment of the attorney or extracts from the Guarantor's Articles of Association or other constitutional documents dealing with the appointment of attorneys together with confirmation of the position or office held by the person giving the Power of Attorney.

                                       F/6                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX G

                       FORM OF PARENT COMPANY UNDERTAKING

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX G

                       FORM OF PARENT COMPANY UNDERTAKING

THIS UNDERTAKING is made the        day of        200 .

BY:

[Insert name of Parent Company] a company incorporated in and in accordance with the laws of [Insert Jurisdiction of Incorporation] [SEE NOTE 1] of [Insert Registered Address of Parent Company] ("the Parent Company")

IN FAVOUR OF:

THE KOWLOON-CANTON RAILWAY CORPORATION of KCRC House, No. 9, Lok King Street, Fo Tan, Shatin, New Territories, Hong Kong (together with its successors and assigns, "the Employer").

WHEREAS:

(A) By a contract dated [Insert date of Letter of Acceptance issued by the Corporation] ("the Contract") made between the Employer and the Main Contractor, the Main Contractor has agreed to execute the Works upon the terms contained in the Contract.

(B) Pursuant to the terms of the Contract, the Main Contractor agreed to procure the provision of an Undertaking in the terms hereof.

(C)     The Parent Company is the beneficial owner of [Insert Percentage]% [SEE
        NOTE 2] of the issued share capital of (the Main Contractor) [SEE NOTE
        3].

(D) At the request of the Main Contractor, the Parent Company has agreed to provide this Undertaking.

NOW IT IS HEREBY UNDERTAKEN AND AGREED as follows:-

1. Where applicable, words and expressions used in this Undertaking shall have the meaning assigned to them in the Contract.

2. In consideration of the Employer accepting this Undertaking pursuant to the Contract, the Parent Company hereby undertakes to the Employer that at any time prior to the issue of the Certificate of Completion of Making Good Defects, it will not, [(and will procure that none of the companies referred to in Recital (C) will)] [SEE NOTE 6] without the prior written consent of the Employer:

        (a) sell, transfer, assign or otherwise dispose of or deal with ownership of the whole or any part of [EITHER] (the shareholding or other interest in the (Main Contractor)) [SEE
                NOTE 4]; [OR] (the shareholdings or other interests) [SEE NOTE 5] referred to in Recital (C) in any way which will affect the beneficial ownership and control in (the Main Contractor) [SEE
                NOTE 4] of the Parent Company (and the companies referred to in Recital (C)) [SEE NOTE 6]; and

        (b) take any action which may result in the Main Contractor being unable to comply with his obligations or perform in any way his duties under the Contract (or take any action which may result in [Insert name of

                                     - G/1 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                Subsidiary] being unable to comply with its obligations or perform in any way its duties under the [Insert "Joint Venture", "Consortium" or other agreement as appropriate] agreement) [SEE
                NOTE 7]

        until such time as the Certificate of Completion of Making Good Defects has been issued by the Architect and further that it will procure (that [Insert name of Subsidiary] will take all steps necessary to procure) [SEE NOTE 7] compliance by the Main Contractor with the provisions of the Contract.

3. The obligations of the Parent Company under this Undertaking shall remain in full force and effect and shall not be discharged in any way by and the Parent Company hereby waives notice of:

        (a) any suspension of the Works or variation or amendment to the Works or the Contract (including without limitation extension of time for performance or adjustment to the amount payable to the Main Contractor under the Contract);

        (b) any provision of the Contract being or becoming illegal, invalid, void, voidable or unenforceable;

        (c) the termination of the Contract or of the employment of the Main Contractor (and/or [Insert name of Subsidiary]) [SEE NOTE 8] under the Contract;

        (d) any forbearance or waiver of any right of action or remedy the Employer may have against the Main Contractor (and/or [Insert name of Subsidiary]) [SEE NOTE 8], or negligence by the Employer in enforcing any such right of action or remedy;

        (e) any bond, security or other guarantee held or obtained by the Employer for any of the obligations of the Main Contractor (and/or [Insert name of Subsidiary]) [SEE NOTE 8] under the Contract or any release or waiver thereof; and

        (f)     any breach of the Contract or other default of the Employer.

4. This Undertaking shall extend to any variation of or amendment to the Contract and to any agreement supplemental thereto agreed between the Employer and the Main Contractor (and/or [Insert name of Subsidiary]) [SEE NOTE 8] and the Parent Company hereby authorises the Employer and the Main Contractor (and/or [Insert name of Subsidiary]) [SEE NOTE 8] to make any such amendment, variation or supplemental agreement without notice to or the consent of the Parent Company.

                                     - G/2 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

5. The Employer shall be entitled at any time, without the consent of the Parent Company, to assign or transfer the benefit of this Undertaking or any part thereof, any interest therein or thereunder and any right thereunder, whether past, existing or future, to any third party. In the event of any such assignment or transfer by the Employer, the assignee or transferee shall from the date thereof have the same rights, powers and remedies as it would have had if it had at all times been the Employer under this Undertaking.

6. All documents arising out of or in connection with this Undertaking shall be served upon the Parent Company, at [Insert Address], Hong Kong [SEE NOTE 9].

7. The Parent Company may change its nominated address for service of documents to another address in Hong Kong by providing not less than five business days' written notice to the Employer. All demands and notices shall be in writing and in English.

8. This Undertaking shall be governed by and construed according to the laws for the time being in force in Hong Kong and the Parent Company agrees to submit to the non exclusive jurisdiction of the Courts of Hong Kong.

IN WITNESS whereof this Undertaking has been executed as a deed by the Parent Company on the date first before written.

THE COMMON SEAL of                                       )
[Insert name of Parent Company]                          )
was affixed hereto                                       )
in the presence of:                                      )
                                                         )

OR

SIGNED, SEALED AND DELIVERED                             )
by Mr [            ]                                     )
for and on behalf of [Insert name of Parent Company]     )
as lawful attorney of the Parent Company under           )
Power of Attorney dated [          ]                     )
in the presence of [Insert name of Witness]              )
as Witness                                               )

_______________________________________________


[SEE NOTE 10]

                                     - G/3 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                        NOTES FOR GUIDANCE IN PREPARATION
                        OF UNDERTAKING BY PARENT COMPANY

These notes are prepared in order to assist the Parent Company in the preparation of the Parent Company Undertaking and cross refer to the note references contained in the draft Undertaking itself. The note references contained in the draft Undertaking shall be deleted from the engrossment of the Undertaking when prepared by the Parent Company.

NOTE 1

The jurisdiction in which the Parent Company is incorporated shall be inserted.

NOTE 2

If the Parent Company is not the immediate parent company, the chain of ownership through the intermediate parent companies should be set out which identifies each company in the chain and the shareholding in each subsidiary.

NOTE 3

If the Main Contractor comprises more than one company, the words ("the Main Contractor") shall be replaced by the name of the subsidiary which is included in the Main Contractor, and all other Joint Venture or Consortium members should be identified.

NOTE 4

If Note 3 applies, refer to the subsidiary of the Parent Company and not the Main Contractor.

NOTE 5

If Note 2 is applicable (i.e. there are intermediate parent companies) use this alternative.

NOTE 6

If Note 2 is applicable add this provision.

NOTE 7

If Note 3 is applicable (i.e. the Main Contractor comprises more than one legal entity), add this provision and insert the name of the subsidiary.

NOTE 8

If Note 3 applies, add this provision and insert the name of the subsidiary. In Clause 2(b) (only) insert the Joint Venture or other relevant agreement.

NOTE 9

                                     - G/4 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

The address for service shall be in Hong Kong.

NOTE 10

Each entity comprising the Parent Company shall execute the Undertaking under seal.

This may be done either by:

(a) affixing the Corporate Seal of the Parent Company in the presence of authorised signatories in accordance with the Articles of Association or other constitutional documents of the Parent Company; or

(b) by execution under seal by an attorney appointed by a valid and binding Power of Attorney given by the Parent Company in accordance with its Articles of Association or other constitutional documents.

The following documents shall be submitted with the executed Undertaking:

1.      if executed by affixing the Corporate Seal:

        (a) an extract from the Parent Company's Articles of Association or other constitutional documents dealing with the execution of documents by use of the Corporate Seal of the Parent Company; and

        (b) a copy of the Board Resolution or a copy of the minutes of the meeting of the Board of the Parent Company by which the execution of the Undertaking was approved; and

2.      if executed by an attorney on behalf of the Parent Company:

        (a) a copy of the Power of Attorney by which the attorney is appointed by the Parent Company to execute documents on its behalf; and

        (b) evidence of the authority of the person providing the Power of Attorney to delegate powers to the attorney e.g. copy of the Board Resolution authorising the appointment of the attorney or extracts from the Parent Company's Articles of Association or other constitutional documents dealing with the appointment of attorneys together with confirmation of the position or office held by the person giving the Power of Attorney.

                                     - G/5 -                Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX H

                          FORM OF DRAFT LEGAL OPINIONS

                          Part A - For Parent Company Guarantees

                          Part B - For Parent Company Undertakings

                          Part C - For Bonds

                                                            Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX H

                          PART A - DRAFT LEGAL OPINION
                          FOR PARENT COMPANY GUARANTEES

              [To be prepared on headed notepaper of legal adviser]

We write this letter in our capacity as legal adviser to [Insert name of Parent Company] ("the Parent Company"). We have examined the following documents:

1. a certified copy of the Memorandum and Articles of Association (or equivalent) of the Parent Company;

2. a certified copy of the Power of Attorney dated [Insert date of Power of Attorney] appointing Mr.[Insert name of attorney] as the true and lawful attorney of the Parent Company in Hong Kong for the purposes specified in the said Power of Attorney;

3. a certified copy of the resolution of the Board of Directors of the Parent Company authorising the appointment of Mr.[Insert name of attorney] as the true and lawful attorney of the Parent Company in Hong Kong as aforesaid; and

4. such other records and documents as we have deemed necessary or appropriate for the purposes of this opinion.

Based upon such examination we are of the opinion that:

1. the Parent Company is a company duly incorporated and validly existing under the laws of [Insert country of incorporation of the Parent Company] and has full power and authority to carry on its business as it is now being conducted;

2. the Parent Company has the corporate power to provide a Guarantee in favour of the Kowloon-Canton Railway Corporation and has taken all necessary corporate and legal action in that regard;

3. the Parent Company may by its nominated attorney execute instruments as deeds and the Parent Company may accept and undertake all the consequences arising therefrom as if it had been able to affix a seal to such instruments in accordance with the laws of Hong Kong; and

4. the Power of Attorney confers, under the laws of [Insert the proper law of the Power of Attorney] a valid and binding authority on the nominated attorney to execute instruments as deeds by attaching his personal seal thereto in Hong Kong in accordance with the laws of Hong Kong, and such legal, valid and binding obligations of the Parent Company as arise under the Guarantee under the laws of Hong Kong will constitute legal, valid and binding obligations of the Parent Company in and under the laws of [Insert country of incorporation of the Parent Company].

Notwithstanding the foregoing, we make the following provisos to this opinion:

(i) we express no opinion with regard to any laws other than the laws of [Insert country of incorporation of the Parent Company]; and

                                       H/1                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

(ii) we have assumed that all documents examined by us are genuine and are signed by the persons by whom they are purported to be signed.

This opinion is given in connection with the provision of a Guarantee by the Parent Company in favour of the Kowloon-Canton Railway Corporation and may be relied on solely by the Kowloon-Canton Railway Corporation and its successors and assigns. It is not made available for any other purpose and may not be relied upon by any other persons.

                                       H/2                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX H

                          PART B - DRAFT LEGAL OPINION
                         FOR PARENT COMPANY UNDERTAKINGS

              [To be prepared on headed notepaper of legal adviser]

We write this letter in our capacity as legal adviser to [Insert name of Parent Company] ("the Parent Company"). We have examined the following documents:

1. a certified copy of the Memorandum and Articles of Association (or equivalent) of the Parent Company;

2. a certified copy of the Power of Attorney dated [Insert date of Power of Attorney] appointing Mr.[Insert name of attorney] as the true and lawful attorney of the Parent Company in Hong Kong for the purposes specified in the said Power of Attorney;

3. a certified copy of the resolution of the Board of Directors of the Parent Company authorising the appointment of Mr.[Insert name of attorney] as the true and lawful attorney of the Parent Company in Hong Kong as aforesaid; and

4. such other records and documents as we have deemed necessary or appropriate for the purposes of this opinion.

Based upon such examination we are of the opinion that:

1. the Parent Company is a company duly incorporated and validly existing under the laws of [Insert country of incorporation of the Parent Company] and has full power and authority to carry on its business as it is now being conducted;

2. the Parent Company has the corporate power to provide an Undertaking in favour of the Kowloon-Canton Railway Corporation and has taken all necessary corporate and legal action in that regard;

3. the Parent Company may by its nominated attorney execute instruments as deeds and the Parent Company may accept and undertake all the consequences arising therefrom as if it had been able to affix a seal to such instruments in accordance with the laws of Hong Kong; and

4. the Power of Attorney confers, under the laws of [Insert the proper law of the Power of Attorney] a valid and binding authority on the nominated attorney to execute instruments as deeds by attaching his personal seal thereto in Hong Kong in accordance with the laws of Hong Kong, and such legal, valid and binding obligations of the Parent Company as arise under the Undertaking under the laws of Hong Kong will constitute legal, valid and binding obligations of the Parent Company in and under the laws of [Insert country of incorporation of the Parent Company].

Notwithstanding the foregoing, we make the following provisos to this opinion:

                                       H/3                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

(i) we express no opinion with regard to any laws other than the laws of [Insert country of incorporation of the Parent Company]; and

(ii) we have assumed that all documents examined by us are genuine and are signed by the persons by whom they are purported to be signed.

This opinion is given in connection with the provision of an Undertaking by the Parent Company in favour of the Kowloon-Canton Railway Corporation and may be relied on solely by the Kowloon-Canton Railway Corporation and its successors and assigns. It is not made available for any other purpose and may not be relied upon by any other persons.

                                       H/4                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

                                     ANNEX H

                     PART C - DRAFT LEGAL OPINION FOR BONDS

              [To be prepared on headed notepaper of legal adviser]

We write this letter in our capacity as legal adviser to [Insert name of Bank] ("the Bank"). We have examined the following documents:

1. a certified copy of the Memorandum and Articles of Association (or equivalent) of the Bank;

2. a certified copy of the Power of Attorney dated [Insert date of Power of Attorney] appointing Mr.[Insert name of attorney] as the true and lawful attorney of the Bank in Hong Kong for the purposes specified in the said Power of Attorney;

3. a certified copy of the resolution of the Board of Directors of the Bank authorising the appointment of Mr. [Insert name of attorney] as the true and lawful attorney of the Bank in Hong Kong as aforesaid; and

4. such other records and documents as we have deemed necessary or appropriate for the purposes of this opinion.

Based upon such examination we are of the opinion that:

1. the Bank is a company duly incorporated and validly existing under the laws of [Insert country of incorporation of the Bank] and has full power and authority to carry on its business as it is now being conducted;

2. the Bank has the corporate power to provide a bond in favour of the Kowloon-Canton Railway Corporation and has taken all necessary corporate and legal action in that regard;

3. the Bank may by its nominated attorney execute instruments as deeds and the Bank may accept and undertake all the consequences arising therefrom as if it had been able to affix a seal to such instruments in accordance with the laws of Hong Kong; and

4. the Power of Attorney confers, under the laws of [Insert the proper law of the Power of Attorney] a valid and binding authority on the nominated attorney to execute instruments as deeds by attaching his personal seal thereto in Hong Kong in accordance with the laws of Hong Kong, and such legal, valid and binding obligations of the Bank as arise under the Bond under the laws of Hong Kong will constitute legal, valid and binding obligations of the Bank in and under the laws of [Insert country of incorporation of the Bank].

Notwithstanding the foregoing, we make the following provisos to this opinion:

(i) we express no opinion with regard to any laws other than the laws of [Insert country of incorporation of the Bank]; and

                                       H/5                  Contract No. PCC-TWS

SPECIAL CONDITIONS OF CONTRACT

(ii) we have assumed that all documents examined by us are genuine and are signed by the persons by whom they are purported to be signed.

This opinion is given in connection with the provision of a bond by the Bank in favour of the Kowloon-Canton Railway Corporation and may be relied on solely by the Kowloon-Canton Railway Corporation and its successors and assigns. It is not made available for any other purpose and may not be relied upon by any other persons.

                                       H/6                  Contract No. PCC-TWS

APPENDIX TO THE CONDITIONS OF CONTRACT

                     APPENDIX TO THE CONDITIONS OF CONTRACT

                                                            Contract No. PCC-TWS

APPENDIX TO THE CONDITIONS OF CONTRACT

                     APPENDIX TO THE CONDITIONS OF CONTRACT

                                         CLAUSE
Defects Liability Period              15, 16, 30,      Twelve months
                                      SC1 and SC15

Date for Possession                   21 and SC20      Within 7 days from the Architect's
                                                       written notification to commence

Date for Completion                   21 and SC20      720 calendar days from and including
                                                       Date for Possession

Liquidated and Ascertained            22 and SC21
Damages

The whole of the Works                                 at the rate of *** per day

Period of delay                       26(1)(c) and
                                         SC24(2)

(a) by reason of sub-paras (i),                        Three months
    (ii) or (iii)

(b) by reason of sub-paras (iv),                       Three months
    (v), (vi) or (vii)

Prime cost sums for which the             27(g)        Not Applicable
Main Contractor desires to tender

Period of Interim Certificates          30(1) and      One month
                                          SC26(1)

Period of Honouring Certificates        30(2) and      Twenty-one days
                                          SC26(2)

Percentage of Certified Value             30(3)        ***
Retained

Limit of Retention Fund                   30(3)        ***

Period of Final Measurement and           30(5)        Six months
Valuation

Amount of Surety Bond                 31, SC27 and     ***
                                          SC40

Percentage Labour Content                 36(3)        Not applicable.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum No. 2                      AC/1 of 1               Contract No. PCC-TWS